Exhibit 1.1

VEDTÆGTER ARTICLES OF ASSOCIATION ZEALAND PHARMA A/S ZEALAND PHARMA A/S 22-4068-1 C2.25 P572

2 VEDTÆGTER ARTICLES OF ASSOCIATION ZEALAND PHARMA A/S (CVR-nr.: 20 04 50 78) ZEALAND PHARMA A/S (CVR no.: 20 04 50 78) 1 Navn 1.1 Selskabets navn er Zealand Pharma A/S. Name The Company's name is Zealand Pharma A/S. 1.2 Selskabets binavn er Zealand Pharmaceuticals A/S. The Company's secondary name is Zealand Pharmaceuticals A/S. 2 Formål 2.1 Selskabets formål er at drive forskning, produktion, handel og dermed beslægtet virksomhed, primært inden for medicinalbranchen. Objects The object of the Company is to engage in research, manufacture, trade and related activities, primarily within the pharmaceutical industry. 3 Koncernsprog 3.1 Selskabets koncernsprog er engelsk. Corporate language The corporate language of the Com- pany is English. 4 Aktiekapital 4.1 Selskabets aktiekapital udgør DKK 43.634.142. Share Capital The share capital of the Company is DKK 43,634,142. 4.2 Aktiekapitalen er fuldt indbetalt. The share capital has been paid up in full. 5 Aktier 5.1 Hver akties pålydende er DKK 1. Shares The nominal amount of each share is DKK 1. 22-4068-1 C2.25 P573

3 5.2 Aktierne er udstedt gennem VP Securities A/S. The shares are issued through VP Se- curities A/S. 5.3 Aktierne er omsætningspapirer. The shares are negotiable instruments. 5.4 Ingen aktier har særlige rettigheder. No shares carry any special rights. 5.5 Der gælder ingen indskrænkninger i aktiernes omsættelighed. No restrictions shall apply as to the transferability of the shares. 5.6 Ingen aktionær skal være forpligtet til at lade sine aktier indløse helt eller delvist. No shareholder shall be obliged to have the shares redeemed fully or partly. 5.7 Aktierne udstedes på navn og skal noteres i Selskabets ejerbog. The shares shall be issued in the hold- er's name and shall be registered in the Company's Register of Shareholders. 5.8 Selskabets ejerbog føres af Computershare A/S, CVR-nr. 27 08 88 99, der er valgt som ejerbogsfører på Selskabets vegne. The Register of Shareholders is han- dled by Computershare A/S, CVR no. 27 08 88 99, on behalf of the Company. 6 Udbytte 6.1 Udbytte betales til aktionærerne ved overførsel gennem VP Securities A/S. Dividend Dividend shall be paid out to share- holders by transfer through VP Securi- ties A/S. 6.2 Udbytte, der ikke har været hævet inden tre år fra forfaldsdagen, tilfalder Selskabet. Dividend that has not been claimed within three years of the due date shall accrue to the Company. 7 Bemyndigelse til kapitalforhøjelse Authorization to increase the share capital 22-4068-1 C2.25 P574

4 7.1 Bestyrelsen er i perioden indtil den 15. april 2026 bemyndiget til ad en eller flere gange at forhøje Selskabets aktiekapital ved udstedelse af nye aktier med indtil nominelt DKK 10.850.136. Forhøjelsen af aktiekapitalen skal ske til markedskurs og skal gennemføres uden fortegningsret for Selskabets eksisterende aktionærer. Forhøjelsen skal ske ved kontant indbetaling. During the period until 15 April 2026 the board of directors is authorized to increase at one or more times the Com- pany's share capital by issuance of new shares by up to nominally DKK 10,850,136. The capital increase shall be effected at market price and shall be implemented without pre-emption rights for the Company's existing shareholders. The capital increase must be implemented by way of cash contribution. 7.2 Bestyrelsen er i perioden indtil den 2. april 2025 bemyndiget til ad en eller flere gange at forhøje Selskabets aktiekapital ved udstedelse af nye aktier med indtil nominelt DKK 3.605.466. Forhøjelsen af aktiekapitalen skal ske til markedskurs og skal gennemføres uden fortegningsret for Selskabets eksisterende aktionærer. Forhøjelsen skal ske ved apportindskud. During the period until 2 April 2025 the board of directors is authorized to in- crease at one or more times the Com- pany's share capital by issuance of new shares by up to nominally DKK 3,605,466. The capital increase shall be effected at market price and shall be implemented without pre-emption rights for the Company's existing shareholders. The capital increase must be implemented by way of contri- bution in kind. 7.3 Bestyrelsen er i perioden indtil den 2. april 2025 bemyndiget til ad en eller flere gange at forhøje Selskabets aktiekapital ved udstedelse af nye aktier med indtil nominelt DKK 18.027.330. Forhøjelsen af aktiekapitalen skal gennemføres med fortegningsret for Selskabets eksisterende aktionærer, og den kan ske til en favørkurs fastsat af bestyrelsen. Bestyrelsen kan bestemme, at forhøjelsen skal ske ved During the period until 2 April 2025 the board of directors is authorized to in- crease at one or more times the Com- pany's share capital by issuance of new shares by up to nominally DKK DKK 18,027,330. The capital increase shall be implemented with pre-emption rights for the Company's existing shareholders and the subscription price may be a favourable price fixed by the board of directors of the Company. The 22-4068-1 C2.25 P575

5 kontant indbetaling, apportindskud eller ved konvertering af gæld. board of directors may decide to imple- ment the capital increase by way of cash contribution, by contribution in kind or by debt conversion. 7.4 De nye aktier udstedt i henhold til punkt 7.1-7.3 skal være ligestillet med den bestående aktiekapital. De nye aktier skal være omsætningspapirer og navneaktier og skal noteres i Selskabets ejerbog. Ingen aktionær skal være forpligtet til at lade sine aktier indløse helt eller delvist. De nye aktier skal give ret til udbytte og andre rettigheder i Selskabet fra det tidspunkt, som fastsættes af bestyrelsen i forhøjelsesbeslutningen. The new shares issued pursuant to ar- ticles 7.1-7.3 shall have the same rights as the existing shares of the Company. The new shares shall be ne- gotiable instruments and issued in the holder's name and shall be registered in the Company's Register of Share- holders. No shareholder shall be obliged to have the shares redeemed fully or partly. The new shares shall give rights to dividends and other rights in the Company from the time which is determined by the board of di- rectors in connection with the decision to increase the share capital. 7.5 Bestyrelsen er bemyndiget til at fastsætte de nærmere vilkår for kapitalforhøjelser i henhold til ovennævnte bemyndigelser. Bestyrelsen er endvidere bemyndiget til at foretage de ændringer i vedtægterne som måtte være nødvendige som følge af bestyrelsens udnyttelse af ovenstående bemyndigelser. The board of directors is authorized to stipulate detailed terms and conditions governing capital increases under the authority given above. The board of di- rectors is also authorized to amend these Articles of Association as re- quired in connection with its use of such authority. 8 Bemyndigelse til udstedelse af warrants Authorization to issuance of war- rants 8.1 På et bestyrelsesmøde i Selskabet afholdt den 1. april 2014 vedtog At a meeting of the board of directors of the Company held on 1 April 2014, 22-4068-1 C2.25 P576

6 Selskabets bestyrelse at udstede warrants (2014-1 employee incentive program) i henhold til bemyndigelse, som udløb den 2. november 2015, svarende til nominelt DKK 100.000 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed, i henhold til bemyndigelse, som udløb den 2. november 2015. Det konkrete antal warrants tildelt udgør 100.000. De fuldstændige vilkår for warrants er vedlagt som 8.1.f. Bilag 8.1.f udgør en integreret del af nærværende vedtægter. 28.000 warrants er udnyttet den 14. december 2018 og 72.000 warrants er udnyttet den 15. marts 2019, og hermed er alle warrants udnyttet. the board of directors of the Company resolved to issue warrants (2014-1 employee incentive program) pursuant to an authorization which expired on 2 November 2015, corresponding to a nominal amount of DKK 100,000 shares; and the board of directors at the same time resolved to increase the share capital of the Company in ac- cordance therewith pursuant to an au- thorization which expired on 2 Novem- ber 2015. The final number of warrants granted is 100,000. The complete terms of the warrants are attached as Schedule 8.1.f. Schedule 8.1.f consti- tutes an integrated part of these Arti- cles of Association. 28,000 warrants were exercised on 14 December 2018 and 72,000 warrants were exercised on 15 March 2019, and thus all warrants were exercised. På et bestyrelsesmøde i Selskabet afholdt den 25. marts 2015 vedtog Selskabets bestyrelse at udstede warrants (2015-1 employee incentive program) i henhold til bemyndigelse, som udløb den 2. november 2015, svarende til nominelt DKK 100.000 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed i henhold til bemyndigelse, som udløb den 2. november 2015. Det konkrete antal warrants tildelt udgør 100.000. De fuldstændige vilkår for warrants er vedlagt som bilag 8.1.g. Bilag 8.1.g At a meeting of the board of directors of the Company held on 25 March 2015, the board of directors of the Company resolved to issue warrants (2015-1 employee incentive program) pursuant to an authorization which ex- pired on 2 November 2015, corre- sponding to a nominal amount of DKK 100,000 shares; and the board of di- rectors at the same time resolved to in- crease the share capital of the Com- pany in accordance therewith pursuant to an authorization which expired on 2 November 2015. The final number of 22-4068-1 C2.25 P577

7 udgør en integreret del af nærværende vedtægter. 35.000 warrants er udnyttet den 13. september 2019, 33.000 warrants er udnyttet den 22. november 2019, og 32.000 warrants er udnyttet den 20. marts 2020, og hermed er alle warrants udnyttet. warrants granted is 100,000. The com- plete terms of the warrants are at- tached as Schedule 8.1.g. Schedule 8.1.g constitutes an integrated part of these Articles of Association. 35,000 warrants were exercised on 13 Sep- tember 2019, 33,000 warrants were exercised on 22 November 2019, and 32,000 warrants were exercised on 20 March 2020, and thus all warrants were exercised. På et bestyrelsesmøde i Selskabet afholdt den 5. maj 2015 vedtog Selskabets bestyrelse at udstede warrants (2015-4 employee incentive program) i henhold til bemyndigelse, som udløb den 2. november 2015, svarende til nominelt DKK 46.359 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed i henhold til bemyndigelse, som udløb den 2. november 2015. Det konkrete antal warrants tildelt udgør 46.359. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4. Bilag 8.4 udgør en integreret del af nærværende vedtægter. 12.000 warrants er udnyttet den 23. august 2019, 12.000 warrants er udnyttet den 13. september 2019, 12.000 warrants er udnyttet den 22. november 2019, 4.900 warrants er udnyttet den 20. marts 2020, og 5.459 warrants er udnyttet den 15. april 2020, og hermed er alle warrants udnyttet. At a meeting of the board of directors of the Company held on 5 May 2015, the board of directors of the Company resolved to issue warrants (2015-4 employee incentive program) pursuant to an authorization which expired on 2 November 2015, corresponding to a nominal amount of DKK 46,359 shares; and the board of directors at the same time resolved to increase the share capital of the Company in accordance therewith pursuant to an authorization which expired on 2 November 2015. The final number of warrants granted is 46,359. The complete terms of the warrants are attached as Schedule 8.4. Schedule 8.4 constitutes an integrated part of these Articles of Association. 12,000 warrants were exercised on 23 August 2019, 12,000 warrants were exercised on 13 September 2019, 12,000 warrants were exercised on 22 November 2019, and 4,900 warrants were exercised on 20 March 2020, and 5,459 warrants were exercised on 15 April 2020, and thus all warrants were 22-4068-1 C2.25 P578

8 exercised . 8.2 Alle aktier, der ved udnyttelse af warrants udstedt i henhold til § 8.1 skal være omsætningspapirer og navneaktier og noteres i Selskabets ejerbog. The shares subscribed for by exercise of the warrants issued pursuant to ar- ticle 8.1 shall be negotiable instru- ments and issued in the holder's name and shall be registered in the Compa- ny's Register of Shareholders. De nye aktier skal være ligestillet med den bestående aktiekapital. Ingen aktionær skal være forpligtet til at lade sine aktier indløse helt eller delvist. De nye aktier skal give ret til udbytte og andre rettigheder i Selskabet fra det tidspunkt, som fastsættes af bestyrelsen i forhøjelsesbeslutningen. The new shares shall have the same rights as the existing shares of the Company. No shareholder shall be obliged to have the shares redeemed fully or partly. The new shares shall give rights to dividends and other rights in the Company from the time which is determined by the board of di- rectors in connection with the decision to increase the share capital. 8.3 Bestyrelsen er bemyndiget til at ændre nærværende vedtægter i tilfælde af udnyttelse af de givne bemyndigelser eller warrants. The board of direct ors is authorized to amend these Articles of Association as a consequence of applying the authori- zations granted or the exercise of war- rants. 8.4 Bestyrelsen er i perioden indtil den 21. april 2020 bemyndiget til ad en eller flere gange at udstede warrants med ret til at tegne op til nominelt DKK 2.750.000 aktier i Selskabet. Selskabets aktionærer skal ikke have fortegningsret ved bestyrelsens udnyttelse af denne bemyndigelse. De nærmere vilkår fastsættes af bestyrelsen. Bestyrelsen fastsætter selv udnyttelseskursen samt øvrige vilkår for warrants, dog således at During the period until 21 April 2020 the board of directors is authorized to issue at one or more times warrants with a right to subscribe for shares up to an aggregate amount of nominally DKK 2,750,000 shares in the Company. The shareholders of the Company will not have pre-emptive subscription rights when the Board of Directors ex- ercises this authorization. The specific terms and conditions in this respect are 22-4068-1 C2.25 P579

9 udnyttelseskursen som minimum skal svare til markedskursen på tidspunktet for udstedelsen af warrants, medmindre disse udstedes til Selskabets medarbejdere. to be determined by the Board of Di- rectors. The Board of Directors deter- mines, at its own discretion, the exer- cise price as well as other terms and conditions for the warrants, always provided that the exercise price as a minimum corresponds to the market price at the time of issuance of the war- rants, unless these are issued to the Company's employees. Bestyrelsen kan efter de til enhver tid gældende regler i selskabsloven genanvende eller genudstede eventuelle bortfaldne ikke udnyttede warrants, forudsat at genanvendelsen eller genudstedelsen finder sted inden for de vilkår og tidsmæssige begrænsninger, der fremgår af denne bemyndi gelse. Ved genanvendelse forstås adgangen for bestyrelsen til at lade en anden aftalepart indtræde i en allerede bestående aftale om warrants. Ved genudstedelse forstås bestyrelsens mulighed for inden for samme bemyndigelse at genudstede nye warrants, hvis allerede udstedte warrants er bortfaldet. Pursuant to the provisions of the Dan- ish Companies Act in force from time to time, the Board of Directors may reap- ply or reissue any lapsed non-exercised warrants, provided that such reapplica- tion or reissue is made under the terms and conditions and within the time lim- its specified under this authority. Re- application means the right of the Board of Directors to let another con- tractual party become a party to an al- ready existing agreement on warrants. Reissue means the possibility for the Board of Directors to reissue new war- rants under the same authorization if those already issued have lapsed. Bestyrelsen er i perioden indtil den 21. april 2020 endvidere bemyndiget til ad en eller flere gange at forhøje Selskabets aktiekapital med op til nominelt DKK 2.750.000 aktier ved kontant indbetaling i forbindelse med udnyttelse af warrants eller et sådan t beløb som måtte følge af en eventuel regulering af antallet af warrants ved During the period until 21 April 2020, the Board of Directors is also author- ized to increase at one or more times the Company's share capital by up to nominally DKK 2,750,000 shares by cash payment in connection with the exercise of the warrants or such an amount caused by an adjustment (if any) in the number of warrants due to 22-4068-1 C2.25 P580

10 ændringer i Selskabets kapitalforhold. Selskabets aktionærer skal ikke have fortegningsret til aktier som udstedes ved udnyttelse af udstedte warrants. changes in the capital structure, with- out pre-emptive subscription rights for the shareholders of the Company to shares issued by exercise of the issued warrants. På et bestyrelsesmøde i Selskabet afholdt den 5. maj 2015 vedtog Selskabets bestyrelse at udstede warrants (2015-2 employee incentive program) svarende til nominelt DKK 366.250 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 366.250. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4. Bilag 8.4 udgør en integreret del af nærværende vedtægter. 25.550 warrants udstedt under dette program er pr. 13. december 2019 bortfaldet. 7.500 warrants er udnyttet den 14. september 2018, 18.250 warrants er udnyttet den 5. april 2019, 45.539 warrants er udnyttet den 28. maj 2019, 89.315 warrants er udnyttet den 14. juni 2019, 4.500 warrants er udnyttet den 23. august 2019, 10.671 warrants er udnyttet den 13. september 2019, 57,925 warrants er udnyttet den 22. november 2019, 16.350 warrants er udnyttet den 13. december 2019, 50.250 warrants er udnyttet den 20. marts 2020, og 400 warrants er udnyttet den 15. april 2020. Som følge af dels udnyttelse dels bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 40.000 warrants. At a meeting of the board of directors of the Company held on 5 May 2015, the board of directors of the Company resolved to issue warrants (2015-2 employee incentive program) corre- sponding to a nominal amount of DKK 366,250 shares; and the board of di- rectors at the same time resolved to in- crease the share capital of the Com- pany in accordance therewith. The final number of warrants granted is 366,250. The complete terms of the warrants are attached as Schedule 8.4. Schedule 8.4 constitutes an inte- grated part of these Articles of Associ- ation. 25,550 warrants issued under this program has lapsed per 13 Decem- ber 2019. 7,500 warrants were exer- cised on 14 September 2018, 18,250 warrants were exercised on 5 April 2019, 45,539 warrants were exercised on 28 May 2019, 89,315 warrants were exercised on 14 June 2019, 4,500 war- rants were exercised on 23 August 2019, 10,671 warrants were exercised on 13 September 2019, 57,925 war- rants were exercised on 22 November 2019, 16,350 warrants were exercised on 13 December 2019, 50,250 war- rants were exercised on 20 March 2020, and 400 warrants were exercised on 15 April 2020. As a result of exer- cise/lapse of warrants, the number of 22-4068-1 C2.25 P581

11 warrants available for exercise has been reduced to 40,000 warrants. På et bestyrelsesmøde i Sel skabet afholdt den 5. maj 2015 vedtog Selskabets bestyrelse at udstede warrants (2015-3 employee incentive program) svarende til nominelt DKK 100.000 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Samtlige warrants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants ophæves bilag 8.4.a. At a meeting of the board of directors of the Company held on 5 May 2015, the board of directors of the Company resolved to issue warrants (2015-3 employee incentive program) corre- sponding to a nominal amount of DKK 85,434 shares; and the board of direc- tors at the same time resolved to in- crease the share capital of the Com- pany in accordance therewith. All war- rants issued under this program have lapsed per 28 February 2019. As a re- sult of lapse of warrants, Schedule 8.4.a is terminated. På et bestyrelsesmøde i Selskabet afholdt den 5. april 2016 vedtog Selskabets bestyrelse at udstede warrants (2016-1 employee incentive program) svarende til nominelt DKK 347.250 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 347.250. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.b. Bilag 8.4.b udgør en integreret del af nærværende vedtægter. 65.750 warrants udstedt under dette program er pr. 13. december 2019 bortfaldet. 1.500 warrants er udnyttet den 13. september 2019, 55.300 warrants er udnyttet den 22. november 2019, 14.625 warrants er udnyttet den 13. december 2019, 4.325 warrants er At a meeting of the board of directors of the Company held on 5 April 2016, the board of directors of the Company resolved to issue warrants (2016-1 employee incentive program) corre- sponding to a nominal amount of DKK 347,250 shares; and the board of di- rectors at the same time resolved to in- crease the share capital of the Com- pany in accordance therewith. The final number of warrants granted is 347,250. The complete terms of the warrants are attached as Schedule 8.4.b. Schedule 8.4.b constitutes an integrated part of these Articles of As- sociation. 65,750 warrants issued un- der this program has lapsed per 13 De- cember 2019. 1,500 warrants were ex- ercised on 13 September 2019, 55,300 22-4068-1 C2.25 P582

12 udnyttet den 20. marts 2020, 6.250 warrants er udnyttet den 15. april 2020, 52.750 warrants er udnyttet den 26. maj 2020, 27.000 warrants er udnyttet den 12. juni 2020, 14.250 warrants er udnyttet den 21. august 2020, 10.875 warrants er udnyttet den 11. september 2020, 4.500 warrants er udnyttet den 20. november 2020, 1.500 warrants er udnyttet den 11. december 2020, 23.875 warrants er udnyttet den 19. marts 2021, og 17.750 warrants er udnyttet den 9. april 2021. Programmet er udløbet, og dermed vil 47.000 warrants udløbe. warrants were exercised on 22 Novem- ber 2019, 14,625 warrants were exer- cised on 13 December 2019, 4,325 warrants were exercised on 20 March 2020, 6,250 warrants were exercised on 15 April 2020, 52,750 warrants were exercised on 26 May 2020, 27,000 warrants were exercised on 12 June 2020, 14,250 warrants were ex- ercised on 21 August 2020, 10,875 warrants were exercised on 11 Sep- tember 2020, 4,500 warrants were ex- ercised on 20 November 2020, 1,500 warrants were exercised on 11 Decem- ber 2020, 23,875 warrants were exer- cised on 19 March 2021, and 17,750 warrants were exercised on 9 April 2021. The program has expired, thus 47,000 warrants will expire. På et bestyrelsesmøde i Selskabet afholdt den 5. april 2016 vedtog Selskabets bestyrelse at udstede warrants (2016-2 employee incentive program) svarende til nominelt DKK 85.434 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Samtlige warrants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants ophæves bilag 8.4.c. At a meeting of the board of directors of the Company held on 5 April 2016, the board of directors of the Company resolved to issue warrants (2016-2 employee incentive program) corre- sponding to a nominal amount of DKK 85,434 shares; and the board of direc- tors at the same time resolved to in- crease the share capital of the Com- pany in accordance therewith. All war- rants issued under this program have lapsed per 28 February 2019. As a re- sult of lapse of warrants, Schedule 8.4.c is terminated. På et bestyrelsesmøde i Selskabet afholdt den 15. juli 2016 vedtog Selskabets bestyrelse at udstede At a meeting of the board of directors of the Company held on 15 July 2016, the board of directors of the Company 22-4068-1 C2.25 P583

13 warrants (2016 -3 employee incentive program) svarende til nominelt DKK 40.000 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 40.000. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.d. Bilag 8.4.d udgør en integreret del af nærværende vedtægter. Samtlige warrants udstedt under dette program er pr. 13. december 2019 bortfaldet. Som følge af bortfald af warrants ophæves bilag 8.4.d. resolved to issue warrants (2016 -3 employee incentive program) corre- sponding to a nominal amount of DKK 40,000 shares; and the board of direc- tors at the same time resolved to in- crease the share capital of the Com- pany in accordance therewith. The final number of warrants granted is 40,000. The complete terms of the warrants are attached as Schedule 8.4.d. Schedule 8.4.d constitutes an integrated part of these Articles of Association. All war- rants issued under this program have lapsed per 13 December 2019. As a re- sult of lapse of warrants, Schedule 8.4.d is terminated. På et bestyrelsesmøde i Selskabet afholdt den 6. april 2017 vedtog Selskabets bestyrelse at udstede warrants (2017-1 employee incentive program) svarende til nominelt DKK 424.000 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 424.000. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.e. Bilag 8.4.e udgør en integreret del af nærværende vedtægter. 133.900 warrants udstedt under dette program er pr. 10. december 2021 bortfaldet. 17.263 warrants er udnyttet den 15. april 2020, 38.121 warrants er udnyttet den 26. maj 2020, 14.495 warrants er udnyttet den 12. juni 2020, 8.050 warrants er udnyttet den 21. august 2020, 2.976 warrants er At a meeting of the board of directors of the Company held on 6 April 2017, the board of directors of the Company resolved to issue warrants (2017-1 employee incentive program) corre- sponding to a nominal amount of DKK 424,000 shares; and the board of di- rectors at the same time resolved to in- crease the share capital of the Com- pany in accordance therewith. The final number of warrants granted is 424,000. The complete terms of the warrants are attached as Schedule 8.4.e. Schedule 8.4.e constitutes an in- tegrated part of these Articles of Asso- ciation. 133,900 warrants issued under this program has lapsed per 10 Decem- ber 2021. 17,263 warrants were exer- cised on 15 April 2020, 38,121 war- rants were exercised on 26 May 2020, 14,495 warrants were exercixed on 12 22-4068-1 C2.25 P584

14 udnyttet den 11. september 2020, 11.495 warrants er udnyttet den 20. november 2020, 3.250 warrants er udnyttet den 11. december 2020, 3.770 warrants er udnyttet den 19. marts 2021, 3.900 warrants er udnyttet den 9. april 2021, 2.000 warrants er udnyttet den 20. maj 2021, 4.395 warrants er udnyttet den 10. juni 2021, 1,854 warrants er udnyttet den 20. august 2021, 8.089 warrants er udnyttet den 10. september 2021, og 1.934 warrents er udnyttet den 19 November 2021. Som følge af dels udnyttelse, dels bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 168.508 warrants. June 2020, 8,050 warrants were exer- cised on 21 August 2020, 2,976 war- rants were exercised on 11 September 2020, 11,495 warrants were exercised on 20 November 2020, 3,250 warrants were exercised on 11 December 2020, 3,770 warrants were exercised on 19 March 2021, 3,900 warrants were ex- ercised on 9 April 2021, 2,000 warrants were exercised on 20 May 2021, 4,395 warrants were exercised on 10 June 2021, 1,854 warrants were exercised on 20 August 2021, 8,089 were exer- cised on 10 September 2021 and 1.934 warrants were exercised on 19 Novem- ber 2021. As a result of exercise/lapse of warrants, the number of warrants available for exercise has been reduced to 168,508 warrants. På et bestyrelsesmøde i Selskabet afholdt den 6. april 2017 vedtog Selskabets bestyrelse at udstede warrants (2017-2 employee incentive program) svarende til nominelt DKK 93.392 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Samtlige warrants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants ophæves bilag 8.4.f. At a meeting of the board of directors of the Company held on 6 April 2017, the board of directors of the Company resolved to issue warrants (2017-2 employee incentive program) corre- sponding to a nominal amount of DKK 93,392 shares; and the board of direc- tors at the same time resolved to in- crease the share capital of the Com- pany in accordance therewith. All war- rants issued under this program have lapsed per 28 February 2019. As a re- sult of lapse of warrants, Schedule 8.4.f is terminated. På et bestyrelsesmøde i Selskabet afholdt den 25. august 2017 vedtog Selskabets bestyrelse at udstede At a meeting of the board of directors of the Company held on 25 August 2017, the board of directors of the 22-4068-1 C2.25 P585

15 warrants (2017 -3 employee incentive program) svarende til nominelt DKK 14.566 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Samtlige warrants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants ophæves bilag 8.4.g. Company resolved to issue warrants (2017-3 employee incentive program) corresponding to a nominal amount of DKK 14,566 shares; and the board of directors at the same time resolved to increase the share capital of the Com- pany in accordance therewith. All war- rants issued under this program have lapsed per 28 February 2019. As a re- sult of lapse of warrants, Schedule 8.4.g is terminated. På et bestyrelsesmøde i Selskabet afholdt den 25. august 2017 vedtog Selskabets bestyrelse at udstede warrants (2017-4 employee incentive program) svarende til nominelt DKK 6.608 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Samtlige warrants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants ophæves bilag 8.4.h. At a meeting of the board of directors of the Company held on 25 August 2017, the board of directors of the Company resolved to issue warrants (2017-4 employee incentive program) corresponding to a nominal amount of DKK 6,608 shares; and the board of di- rectors at the same time resolved to in- crease the share capital of the Com- pany in accordance therewith. All war- rants issued under this program have lapsed per 28 February 2019. As a re- sult of lapse of warrants, Schedule 8.4.h is terminated. På et bestyrelsesmøde i Selskabet afholdt den 22. maj 2018 vedtog Selskabets bestyrelse at udstede warrants (2018-1 employee incentive program) svarende til nominelt DKK 515.500 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 515.500. De fuldstændige vilkår for warrants er vedlagt som bilag At a meeting of the board of directors of the Company held on 22 May 2018, the board of directors of the Company resolved to issue warrants (2018-1 employee incentive program) corre- sponding to a nominal amount of DKK 515,500 shares; and the board of di- rectors at the same time resolved to in- crease the share capital of the Com- pany in accordance therewith. The final number of warrants granted is 22-4068-1 C2.25 P586

16 8.4.i. Bilag 8.4.i udgør en integreret del af nærværende vedtægter. 106.500 warrants udstedt under dette program er pr. 10. september 2021 bortfaldet. 85.601 warrants er udnyttet den 10. juni 2021, 7,257 warrants er udnyttet den 20. august 2021, 14.000 warrants er udnyttet den 10. september 2021, 5.111 warrants er udnyttet den 19. November 2021 og 5.400 warrants er udnyttet den 10. december 2021. Som følge af dels udnyttelse, dels bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 291.631 warrants. 515,500. The complete terms of the warrants are attached as Schedule 8.4.i. Schedule 8.4.i constitutes an in- tegrated part of these Articles of Asso- ciation. 106,500 warrants issued under this program has lapsed per 10 Sep- tember 2021. 85,601 warrants were exercised on 10 June 2021, 7,257 war- rants were exercised on 20 August 2021, 14.000 warrants were exercised on 10 September 2021, 5.111 warrants were exercised on 19 November 2021 and 5,400 warrants were exercised on 10 December 2021. As a result of ex- ercise/lapse of warrants, the number of warrants available for exercise has been reduced to 291,631 warrants. På et bestyrelsesmøde i Selskabet afholdt den 22. maj 2018 vedtog Selskabets bestyrelse at udstede warrants (2018-1 employee incentive program) svarende til nominelt DKK 100.000 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Samtlige warrants udstedt under dette program er pr. 28. februar 2019 bortfaldet. Som følge af bortfald af warrants ophæves bilag 8.4.j. At a meeting of the board of directors of the Company held on 22 May 2018, the board of directors of the Company resolved to issue warrants (2018-1 employee incentive program) corre- sponding to a nominal amount of DKK 100,000 shares; and the board of di- rectors at the same time resolved to in- crease the share capital of the Com- pany in accordance therewith. All war- rants issued under this program have lapsed per 28 February 2019. As a re- sult of lapse of warrants, Schedule 8.4.j is terminated. På et bestyrelsesmøde i Selskabet afholdt den 15. oktober 2018 vedtog Selskabets bestyrelse at udstede warrants (2018-2 employee incentive program) svarende til nominelt DKK At a meeting of the board of directors of the Company held on 15 October 2018, the board of directors of the Company resolved to issue warrants (2018-2 employee incentive program) 22-4068-1 C2.25 P587

17 40.000 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 40.000. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.k. Bilag 8.4.k udgør en integreret del af nærværende vedtægter. 40.000 warrants er udnyttet den 19. November 2021. Som følge af udnyttelse er der ikke flere udestående warrants der kan udnyttes. corresponding to a nominal amount of DKK 40,000 shares; and the board of directors at the same time resolved to increase the share capital of the Com- pany in accordance therewith. The final number of warrants granted is 40,000. The complete terms of the warrants are attached as Schedule 8.4.k. Schedule 8.4.k constitutes an integrated part of these Articles of Association. 40,000 warrants were exercised on 19 Novem- ber 2021. As a result of exercise, no warrants are left available for exercise. På et bestyrelsesmøde i Selskabet afholdt den 10. april 2019 vedtog Selskabets bestyrelse at udstede warrants (2019-1 employee incentive program) svarende til nominelt DKK 397.750 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 397.750. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.l. Bilag 8.4.l udgør en integreret del af nærværende vedtægter. 63.500 warrants udstedt under dette program er pr. 10. december 2021 bortfaldet. Som følge af bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 334.250 warrants. At a meeting of the board of directors of the Company held on 10 April 2019, the board of directors of the Company resolved to issue warrants (2019-1 employee incentive program) corre- sponding to a nominal amount of DKK 397,750 shares; and the board of di- rectors at the same time resolved to in- crease the share capital of the Com- pany in accordance therewith. The final number of warrants granted is 397,750. The complete terms of the warrants are attached as Schedule 8.4.l. Schedule 8.4.l constitutes an in- tegrated part of these Articles of Asso- ciation. 63,500 warrants issued under this program has lapsed per 10 Decem- ber 2021. As a result of lapse of war- rants, the number of warrants available for exercise has been reduced to 334,250 warrants. På et bestyrelsesmøde i Selskabet afholdt den 13. juni 2019 vedtog At a meeting of the board of directors of the Company held on 13 June 2019, 22-4068-1 C2.25 P588

18 Selskabets bestyrelse at udstede warrants (2019-2 employee incentive program) svarende til nominelt DKK 168.388 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 168.388. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.m. Bilag 8.4.m udgør en integreret del af nærværende vedtægter. 26.716 warrants udstedt under dette program er pr. 13. december 2019 bortfaldet. Som følge af bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 141.672 warrants. the board of directors of the Company resolved to issue warrants (2019-2 employee incentive program) corre- sponding to a nominal amount of DKK 168,388 shares; and the board of di- rectors at the same time resolved to in- crease the share capital of the Com- pany in accordance therewith. The final number of warrants granted is 168,388. The complete terms of the warrants are attached as Schedule 8.4.m. Schedule 8.4.m constitutes an integrated part of these Articles of As- sociation. 26,716 warrants issued un- der this program has lapsed per 13 De- cember 2019. As a result of lapse of warrants, the number of warrants available for exercise has been reduced to 141,672 warrants. På et bestyrelsesmøde i Selskabet afholdt den 13. juni 2019 vedtog Selskabets bestyrelse at udstede warrants (2019-3 employee incentive program) svarende til nominelt DKK 25.976 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 25.976. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.n. Bilag 8.4.n udgør en integreret del af nærværende vedtægter. 8.658 warrants udstedt under dette program er pr. 10. december 2021 bortfaldet. 8.659 warrants er udnyttet den 21. august 2020, og 8.659 warrants er udnyttet den 10. september 2021. At a meeting of the board of directors of the Company held on 13 June 2019, the board of directors of the Company resolved to issue warrants (2019-3 employee incentive program) corre- sponding to a nominal amount of DKK 25,976 shares; and the board of direc- tors at the same time resolved to in- crease the share capital of the Com- pany in accordance therewith. The final number of warrants granted is 25,976. The complete terms of the warrants are attached as Schedule 8.4.n. Schedule 8.4.n constitutes an integrated part of these Articles of Association. 8,658 warrants issued under this program has lapsed per 10 December 2021. 8,659 warrants were exercised on 21 22-4068-1 C2.25 P589

19 Som følge af dels udnyttelse, dels bortfald af warrants, er der ikke flere udestående warrants der kan udnyttes. August 2020 , and 8,659 warrants were exercised on 10 September 2021. As a result of exercise of warrants, no war- rants are left available for exercise. På et bestyrelsesmøde i Selskabet afholdt den 5. december 2019 vedtog Selskabets bestyrelse at udstede warrants (2019-4 employee incentive program) svarende til nominelt DKK 48.915 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 48.915. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.o. Bilag 8.4.o udgør en integreret del af nærværende vedtægter. 11.638 warrants udstedt under dette program er pr. 10. september 2021 bortfaldet. Som følge af bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 37.277 warrants. At a meeting of the board of directors of the Company held on 5 December 2019, the board of directors of the Company resolved to issue warrants (2019-4 employee incentive program) corresponding to a nominal amount of DKK 48,915 shares; and the board of directors at the same time resolved to increase the share capital of the Com- pany in accordance therewith. The final number of warrants granted is 48,915. The complete terms of the warrants are attached as Schedule 8.4.0. Schedule 8.4.0 constitutes an integrated part of these Articles of Association. 11,638 warrants issued under this program has lapsed per 10 September 2021. As a result of lapse of warrants, the num- ber of warrants available for exercise has been reduced to 37,277 warrants. På et bestyrelsesmøde i Selskabet afholdt den 15. april 2020 vedtog Selskabets bestyrelse at udstede warrants (2020-1 employee incentive program) svarende til nominelt DKK 283.250 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 283.250. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.p. Bilag 8.4.p udgør en integreret At a meeting of the board of directors of the Company held on 15 April 2020, the board of directors of the Company resolved to issue warrants (2020-1 employee incentive program) corre- sponding to a nominal amount of DKK 283,250 shares; and the board of di- rectors at the same time resolved to in- crease the share capital of the Com- pany in accordance therewith. The final number of warrants granted is 283,250. The complete terms of the 22-4068-1 C2.25 P590

20 del af nærværende vedtægter. 36 .100 warrants udstedt under dette program er pr. 10. december 2021 bortfaldet. Som følge af bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 247.150 warrants. warrants are attached as Schedule 8.4.p. Schedule 8.4.p constitutes an integrated part of these Articles of As- sociation. 36,100 warrants issued un- der this program has lapsed per 10 De- cember 2021. As a result of lapse of warrants, the number of warrants available for exercise has been reduced to 247,150 warrants. På et bestyrelsesmøde i Selskabet afholdt den 15. april 2020 vedtog Selskabets bestyrelse at udstede warrants (2020-2 employee incentive program) svarende til nominelt DKK 79.882 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 79.882. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.r. Bilag 8.4.r udgør en integreret del af nærværende vedtægter. At a meeting of the board of directors of the Company held on 15 April 2020, the board of directors of the Company resolved to issue warrants (2020-2 employee incentive program) corre- sponding to a nominal amount of DKK 79,882 shares; and the board of direc- tors at the same time resolved to in- crease the share capital of the Com- pany in accordance therewith. The final number of warrants granted is 79,882. The complete terms of the warrants are attached as Schedule 8.4.r. Schedule 8.4.r constitutes an integrated part of these Articles of Association. På et bestyrelsesmøde i Selskabet afholdt den 15. april 2020 vedtog Selskabets bestyrelse at udstede warrants (2020-3 employee incentive program) svarende til nominelt DKK 220.764 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 220.764. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.q. Bilag 8.4.q udgør en integreret At a meeting of the board of directors of the Company held on 15 April 2020, the board of directors of the Company resolved to issue warrants (2020-3 employee incentive program) corre- sponding to a nominal amount of DKK 220,764 shares; and the board of di- rectors at the same time resolved to in- crease the share capital of the Com- pany in accordance therewith. The final number of warrants granted is 220,764. The complete terms of the 22-4068-1 C2.25 P591

21 del af nærværende vedtægter. 122.547 warrants udstedt under dette program er pr. 10. december 2021 bortfaldet. Som følge af bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 98.217 warrants. warrants are attached as Schedule 8.4.q. Schedule 8.4.q constitutes an integrated part of these Articles of As- sociation. 122,547 warrants issued un- der this program has lapsed per 10 De- cember 2021. As a result of lapse of warrants, the number of warrants available for exercise has been reduced to 98,217 warrants. På et bestyrelsesmøde i Selskabet afholdt den 15. april 2020 vedtog Selskabets bestyrelse at udstede warrants (2020-4 employee incentive program) svarende til nominelt DKK 47.392 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 47.392. De fuldstændige vilkår for warrants er vedlagt som bilag 8.4.s. Bilag 8.4.s udgør en integreret del af nærværende vedtægter. 15.596 warrants udstedt under dette program er pr. 10. december 2021 bortfaldet. Som følge af bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 31.796 warrants. At a meeting of the board of directors of the Company held on 15 April 2020, the board of directors of the Company resolved to issue warrants (2020-4 employee incentive program) corre- sponding to a nominal amount of DKK 47,392 shares; and the board of direc- tors at the same time resolved to in- crease the share capital of the Com- pany in accordance therewith. The final number of warrants granted is 47.392. The complete terms of the warrants are attached as Schedule 8.4.s. Schedule 8.4.s constitutes an integrated part of these Articles of Association. 15,596 warrants issued under this program has lapsed per 10 December 2021. As a result of lapse of warrants, the num- ber of warrants available for exercise has been reduced to 31,796 warrants. Som følge af dels udstedelse af warrants dels bortfald af warrants, er det udestående antal warrants, der kan udstedes i henhold til bemyndigelsen i nærværende § 8.4, ændret til 149.449 warrants. As a result of issuance/lapse of war- rants, the number of warrants available for issuance under the authorization in this article 8.4 has been changed to 149,449 warrants. 22-4068-1 C2.25 P592

22 8.5 Alle aktier, der tegnes ved udnyttelse af warrants udstedt i henhold til § 8.4, skal være omsætningspapirer og navneaktier og noteres i Selskabets ejerbog. The shares subscribed for by exercise of the warrants issued pursuant to ar- ticle 8.4 shall be negotiable instru- ments and issued in the holder's name and shall be registered in the Compa- ny's Register of Shareholders. De nye aktier skal være ligestillet med den bestående aktiekapital. Ingen aktionær skal være forpligtet til at lade sine aktier indløse helt eller delvist. De nye aktier skal give ret til udbytte og andre rettigheder i Selskabet fra det tidspunkt, som fastsættes af bestyrelsen i forhøjelsesbeslutningen. The new shares shall have the same rights as the existing shares of the Company. No shareholder shall be obliged to have the shares redeemed fully or partly. The new shares shall give rights to dividends and other rights in the Company from the time which is determined by the Board of Di- rectors in connection with the decision to increase the share capital. 8.6 Bestyrelsen er bemyndiget til at ændre nærværende vedtægter i tilfælde af udnyttelse af de givne bemyndigelser eller warrants. The board of directors is authorized to amend these Articles of Association as a consequence of applying the authori- zations granted or the exercise of war- rants. 8.7 Bestyrelsen er i perioden indtil den 2. april 2021 bemyndiget til ad en eller flere gange at udstede warrants med ret til at tegne op til nominelt DKK 821.544 aktier i Selskabet. Selskabets aktionærer skal ikke have fortegningsret ved bestyrelsens udnyttelse af denne bemyndigelse. De nærmere vilkår fastsættes af bestyrelsen. Bestyrelsen fastsætter selv udnyttelseskursen samt øvrige vilkår for warrants, dog således at udnyttelseskursen som minimum skal svare til markedskursen på tidspunktet During the period until 2 April 2021 the board of directors is authorized to issue at one or more times warrants with a right to subscribe for shares up to an aggregate amount of nominally DKK 821,544 shares in the Company. The shareholders of the Company will not have pre-emptive subscription rights when the Board of Directors exercises this authorization. The specific terms and conditions in this respect are to be determined by the Board of Directors. The Board of Directors determines, at its own discretion, the exercise price as 22-4068-1 C2.25 P593

23 for udstedelsen af warrants, medmindre disse udstedes til Selskabets medarbejdere. well as other terms and conditions for the warrants, always provided that the exercise price as a minimum corre- sponds to the market price at the time of issuance of the warrants, unless these are issued to the Company's em- ployees. Bestyrelsen kan efter de til enhver tid gældende regler i selskab sloven genanvende eller genudstede eventuelle bortfaldne ikke udnyttede warrants, forudsat at genanvendelsen eller genudstedelsen finder sted inden for de vilkår og tidsmæssige begrænsninger, der fremgår af denne bemyndigelse. Ved genanvendelse forstås adg angen for bestyrelsen til at lade en anden aftalepart indtræde i en allerede bestående aftale om warrants. Ved genudstedelse forstås bestyrelsens mulighed for inden for samme bemyndigelse at genudstede nye warrants, hvis allerede udstedte warrants er bortfaldet. Pursuant to the provisions of the Dan- ish Companies Act in force from time to time, the Board of Directors may reap- ply or reissue any lapsed non-exercised warrants, provided that such reapplica- tion or reissue is made under the terms and conditions and within the time lim- its specified under this authority. Re- application means the right of the Board of Directors to let another con- tractual party become a party to an al- ready existing agreement on warrants. Reissue means the possibility for the Board of Directors to reissue new war- rants under the same authorization if those already issued have lapsed. Bestyrelsen er i perioden indtil den 2. april 2021 endvidere bemyndiget til ad en eller flere gange at forhøje Selskabets aktiekapital med op til nominelt DKK 821.544 aktier ved kontant indbetaling i forbindelse med udnyttelse af warrants eller et sådant beløb som måtte følge af en eventuel regulering af antallet af warrants ved ændringer i Selskabets kapitalforhold. Selskabets aktionærer skal ikke have During the period until 2 April 2021, the Board of Directors is also author- ized to increase at one or more times the Company's share capital by up to nominally DKK 821,544 shares by cash payment in connection with the exer- cise of the warrants or such an amount caused by an adjustment (if any) in the number of warrants due to changes in the capital structure, without pre-emp- tive subscription rights for the share- 22-4068-1 C2.25 P594

24 fortegningsret til aktier som udstedes ved udnyttelse af udstedte warrants. holders of the Company to shares is- sued by exercise of the issued war- rants. På et bestyrelsesmød e i Selskabet afholdt den 14. september 2020 vedtog Selskabets bestyrelse at udstede warrants (2020-5 employee incentive program) svarende til nominelt DKK 43.217 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 43.217. De fuldstændige vilkår for warrants er vedlagt som bilag 8.7. Bilag 8.7 udgør en integreret del af nærværende vedtægter. At a meeting of the board of directors of the Company held on 14 September 2020, the board of directors of the Company resolved to issue warrants (2020-5 employee incentive program) corresponding to a nominal amount of DKK 43,217 shares; and the board of directors at the same time resolved to increase the share capital of the Com- pany in accordance therewith. The final number of warrants granted is 43,217. The complete terms of the warrants are attached as Schedule 8.7 Schedule 8.7 constitutes an integrated part of these Articles of Association. På et bestyrelsesmøde i Selskabet afholdt den 14. september 2020 vedtog Selskabets bestyrelse at udstede warrants (2020-6 employee incentive program) svarende til nominelt DKK 20.000 aktier; og bestyrelsen vedtog samtidig at forhøje Selskabets aktiekapital i overensstemmelse dermed. Det konkrete antal warrants tildelt udgør 20.000. De fuldstændige vilkår for warrants er vedlagt som bilag 8.7.a. Bilag 8.7.a udgør en integreret del af nærværende vedtægter. At a meeti ng of the board of directors of the Company held on 14 September 2020, the board of directors of the Company resolved to issue warrants (2020-6 employee incentive program) corresponding to a nominal amount of DKK 20,000 shares; and the board of directors at the same time resolved to increase the share capital of the Com- pany in accordance therewith. The final number of warrants granted is 20,000. The complete terms of the warrants are attached as Schedule 8.7.a. Schedule 8.7.a constitutes an integrated part of these Articles of Association. Som følge af dels udstedelse af warrants dels bortfald af warrants, er As a result of issuance/lapse of war- rants, the number of warrants available 22-4068-1 C2.25 P595

25 det udestående antal warrants, der kan udstedes i henhold til bemyndigelsen i nærværende § 8.7, ændret til 758.327 warrants. for issuance under the authorization in this article 8.7 has been changed to 758,327 warrants. 8.8 Alle aktier, der tegnes ved udnyttelse af warrants udstedt i henhold til § 8.7, skal være omsætningspapirer og navneaktier og noteres i Selskabets ejerbog. The shares subscribed for by exercise of the warrants issued pursuant to ar- ticle 8.7 shall be negotiable instru- ments and issued in the holder's name and shall be registered in the Compa- ny's Register of Shareholders. De nye aktier skal være ligestillet med den bestående aktiekapital. Ingen aktionær skal være forpligtet til at lade sine aktier indløse helt eller delvist. De nye aktier skal give ret til udbytte og andre rettigheder i Selskabet fra det tidspunkt, som fastsættes af bestyrelsen i forhøjelsesbeslutningen. The new shares shall have the same rights as the existing shares of the Company. No shareholder shall be obliged to have the shares redeemed fully or partly. The new shares shall give rights to dividends and other rights in the Company from the time which is determined by the Board of Di- rectors in connection with the decision to increase the share capital. 8.9 Bestyrelsen er bemyndiget til at ændre nærværende vedtægter i tilfælde af udnyttelse af de givne bemyndigelser eller warrants. The board of directors is authorized to amend these Articles of Association as a consequence of applying the authori- zations granted or the exercise of war- rants. 9 Generalforsamling 9.1 Generalforsamlinger afholdes i Storkøbenhavn. General Meetings General meetings of the Company shall be held in Greater Copenhagen. 9.2 Ordinære generalforsamlinger skal afholdes i så god tid, at den reviderede og godkendte årsrapport kan Annual general meetings shall be held early enough for the audited and adopted annual report to be submitted 22-4068-1 C2.25 P596

26 indsendes og være modtaget i Erhvervsstyrelsen senest fire måneder efter regnskabsårets udløb. to and received by the Danish Business Authority not later than four months after the closing of the financial year. 9.3 Bestyrelsen skal senest otte uger før dagen for den påtænkte afholdelse af den ordinære generalforsamling offentliggøre datoen for afholdelsen af generalforsamlingen samt datoen for den seneste fremsættelse af krav om optagelse af et bestemt emne på dagsordenen for aktionærerne, jf. punkt 9.4. Not later than eight weeks before the date set for the annual general meeting the board of directors shall announce the date on which it intends to hold the general meeting as well as the date by which requests filed by shareholders wishing to have specific items included on the agenda, cf. article 9.4. 9.4 Forslag fra aktionærerne til behandling på den ordinære generalforsamling skal være skriftligt fremsat til bestyrelsen senest seks uger før generalforsamlingens afholdelse. Modtager bestyrelsen et forslag senere end seks uger før generalforsamlingens afholdelse, afgør bestyrelsen, om forslaget er fremsat i så god tid, at emnet alligevel kan optages på dagsordenen. Proposals from shareholders for con- sideration by the annual general meet- ing shall be submitted to the board of directors in writing not later than six weeks before the date of the general meeting. In the event that the board of directors receives a proposal later than six weeks before the general meeting, the board of directors shall decide whether it was received in time for it to be included on the agenda nonetheless. 9.5 Ekstraordinær generalforsamling afholdes efter en generalforsamlings beslutning, bestyrelsens beslutning, når det kræves af Selskabets revisor, eller når det til behandling af et bestemt emne skriftligt kræves af aktionærer, der ejer mindst 5 % af aktiekapitalen. An extraordinary general meeting shall be held when decided by a general meeting, the board of directors or re- quested by the Company's auditor as well as when requested in writing by shareholders holding at least 5 % of the share capital for consideration of a specific issue. 9.6 Alle dokumenter til brug for Selskabets generalforsamlinger i forbindelse med eller efter generalforsamlingen, All documents prepared for use by or for a general meeting of the Company in connection with or after the general 22-4068-1 C2.25 P597

27 herunder indkaldelsen og forhandlingsprotokollen, skal alene udarbejdes på engelsk. meeting, including the notice and the minutes, must be prepared in English only. 9.7 Generalforsamlinger skal indkaldes med højst fem ugers og mindst tre ugers varsel. Indkaldelse til ekstraordinær generalforsamling skal ske senest 14 dage efter, at bestyrelsen har modtaget behørig anmodning herom. General meetings shall be convened with a maximum notice of five weeks and a minimum notice of three weeks. An extraordinary general meeting shall be convened within 14 days after a proper request has been received by the board of directors. 9.8 Bestyrelsen skal indkalde til generalforsamling ved bekendtgørelse indrykket i Erhvervsstyrelsens it- system samt ved offentliggørelse på Selskabets hjemmeside (www.zealandpharma.com). The board of directors shall convene general meetings by publication in the computer information system of the Danish Business Authority and by post- ing on the Company's website (www.zealandpharma.com). 9.9 Indkaldelsesvarslet regnes fra den første bekendtgørelse. Indkaldelse sker endvidere ved meddelelse til alle noterede aktionærer i ejerbogen, som har fremsat begæring herom, til den adresse, herunder e-mailadresse, jf. punkt 12, de har opgivet til Selskabet. Er oplysningerne i ejerbogen utilstrækkelige eller mangelfulde, har bestyrelsen ingen pligt til at søge disse berigtiget eller til at indkalde på anden måde. The length of the notice shall be reck- oned from the first advertisement. General meetings shall moreover be convened by sending a notice to all shareholders entered in the Company's Register of Shareholders having so re- quested, to the address, including the e-mail address, cf. article 12, informed to the Company. If the information contained in the Register of Sharehold- ers is insufficient or incorrect, the board of directors shall not be obliged to rectify the information or to give no- tice in any other way. 9.10 Indkaldelsen skal som minimum indeholde: The notice shall as a minimum include: 22-4068-1 C2.25 P598

28 (1) Tid og sted for generalforsamlingen, samt hvilke emner der skal behandles på generalforsamlingen. Såfremt der på generalforsamlingen skal behandles forslag til vedtægtsændringer, skal forslagets væsentligste indhold angives i indkaldelsen. (1) Time and place for the general meeting and the issues to be con- sidered at the general meeting. If the general meeting is to consider a proposal to amend the Articles of Association, then the notice shall specify the material content of the proposal. (2) En beskrivelse af aktiekapitalens størrelse og aktionærernes stem- meret. (2) The amount of the share capital and the voting rights of the share- holders. (3) Den i vedtægternes punkt 10.2 nævnte registreringsdato med en tydeliggørelse af, at det alene er selskaber eller personer, der på denne dato er aktionærer i Sel- skabet, der har ret til at deltage i og stemme på generalforsamlin- gen. (3) The registration date state d in article 10.2 with a clear indication that only companies or persons holding shares in the Company as at said date shall be entitled to attend and vote at the general meeting. (4) Angivelse af hvor og hvordan den komplette, uforkortede tekst til de dokumenter, der skal fremlægges på generalforsamlingen, dagsor- denen og de fuldstændige forslag kan fås, herunder den nøjagtige internetadresse til Selskabets hjemmeside, hvor dagsordenen og de dokumenter nævnt i punkt 12.2 vil blive gjort tilgængelige. (4) An indication of where and how to obtain the full, unbridged text of the documents to be presented at the general meeting, the agenda and the complete proposals, including the exact internet address of the Company's website where the agenda and the other documents mentioned in article 12.2 will be made available. (5) Proceduren for stemmeafgivelse ved fuldmagt, brev og ved elektronisk stemmeafgivelse, (5) The procedure for voting by proxy, by postal and by electronic means, and the Company will make a 22-4068-1 C2.25 P599

29 her under at der vil blive stillet en fuldmagtsblanket til rådighed for enhver stemmeberettiget aktio- nær. proxy form available for the shareholders that are entitled to vote. (6) Såfremt generalforsamlingen gennemføres elektronisk eller delvis elektronisk, jf. punkt 11.1, skal indkaldelsen tillige indeholde oplysninger derom samt om til- melding og de nærmere krav til de elektroniske systemer som vil blive anvendt. Indkaldelsen skal angive, at oplysninger om frem- gangsmåden ved elektronisk ge- neralforsamling vil kunne findes på Selskabets hjemmeside. (6) If the general meeting is conduc - ted by electronic means or partly by electronic means, cf. article 11.1 this shall be stated in the convening notice together with the details on how to sign up and what the requirements are to the electronic systems that will be used. The convening notice shall point out that detailed information about the procedure will be avail- able on the Company's website. 9.11 Generalforsamlingen afholdes på engelsk, uden at der sker simultantolkning til dansk. The general meeting is held in English without simultaneous translation to Danish. 9.12 Senest tre uger før generalforsamlingen skal følgende oplysninger som minimum være tilgængelige på Selskabets hjemmeside: Not later than three weeks prior to a general meeting the following infor- mation, as minimum, shall be available on the Company's website: (1) Indkaldelsen. (1) The notice. (2) Det samlede antal aktier og stemmerettigheder på datoen for indkaldelsen. (2) The total number of shares and voting rights on the date of the notice. (3) De dokumenter, der skal fremlægges på generalforsamlingen, herunder (3) The documents to be submitted to the general meeting, including with respect to the annual general meeting the audited 22-4068-1 C2.25 P600

30 for den ordinære general - forsamlings vedkommende den reviderede årsrapport. annual report. (4) Dagsordenen og de fuldstændige forslag. (4) The agenda and complete propo - sals. (5) De formularer, der skal anvendes ved stemmeafgivelse ved fuld- magt og ved brev. (5) The forms to be used for voting by proxy or postal. 9.13 Dagsordenen for den ordinære generalforsamling skal omfatte: The agenda of the annual meeting shall include: (1) Bestyrelsens beretning om Sel - skabets virksomhed i det forløbne regnskabsår. (1) A report from the board of directors on the Company's acti- vities in the past financial year. (2) Godkendelse af den reviderede årsrapport. (2) Approval of the audited annual report. (3) Beslutning om anvendelse af overskud eller dækning af under- skud i henhold til den godkendte årsrapport. (3) A resolution on the distribution of profit or the cover of loss in accordance with the annual report adopted. (4) Valg af medlemmer til bestyrelsen. (4) Election of members to the board of directors. (5) Valg af revisor. (5) Election of auditor. (6) Bemyndigelse til erhvervelse af egne aktier. (6) Authorization to acquire the Company's own shares. (7) Eventuelle forslag fra bestyrelse eller aktionærer. (7) Any proposals submitted by the board of directors or by shareholders. 22-4068-1 C2.25 P601

31 (8) Eventuelt. (8) Any other business. 9.14 Forhandlingerne på generalforsamlingen ledes af en dirigent, der udpeges af bestyrelsen. Dirigenten afgør alle spørgsmål vedrørende emnernes behandling, stemmeafgivning og stemmeresultaterne. A chairman of the meeting appointed by the board of directors shall preside over the proceedings at general meet- ings and decide upon all questions of procedure, voting and voting results. 9.15 Et referat af generalforsamlingen indføres i en protokol. Referatet skal underskrives af dirigenten og af bestyrelsens formand. Senest to uger efter generalforsamlingens afholdelse skal generalforsamlingsprotokollen eller en bekræftet udgave af denne gøres tilgængelig for Selskabets aktionærer. The proceedings at a general meeting shall be recorded in a minute book and be signed by the chairman of the gen- eral meeting and the chairman of the board of directors. Not later than two weeks after the general meeting the minute book, or a certified transcript of the minute book, shall be made availa- ble to the Company's shareholders. 9.16 Generalforsamlingsprotokollen skal for hver beslutning som udgangspunkt indeholde en fuldstændig redegørelse for afstemningen, derunder om (i) hvor mange aktier, der er afgivet gyldige stemmer for, (ii) den andel af aktiekapitalen, som disse stemmer repræsenterer, (iii) det samlede antal gyldige stemmer, (iv) det samlede antal af stemmer for og imod hvert beslutningsforslag og (v) antallet af eventuelle stemmeundladelser. As a general rule, for each resolution made at the general meeting the mi- nute book of the general meeting must set out at a minimum the full details of the voting including information on (i) the total number of shares for which valid votes were cast, (ii) the propor- tion of the share capital accounted for by these votes, (iii) the total number of valid votes, (iv) the number of votes cast in favour of and against each res- olution, and (v) the total number of ab- stentions, if any. 9.17 Ønsker ingen af aktionærerne en fuldstændig redegørelse for afstemningerne, er det kun nødvendigt i generalforsamlingsprotokollen at If no shareholder requests that the full details of the votes be included in the minute book, the minute book need 22-4068-1 C2.25 P602

32 fastslå afstemningsresultatet for hver beslutning. Dirigenten skal således i forbindelse med hver generalforsamlingsbeslutning have afklaret hvorvidt, ingen af aktionærerne ønsker en fuldstændig redegørelse for afstemningen. only to state the results of the indi vid- ual votes. Accordingly, the Chairman of the general meeting shall have to clar- ify for each individual vote whether or not any shareholders request the inclu- sion in the minute book of the full de- tails of the vote. 9.18 Senest to uger efter generalforsamlingens afholdelse skal afstemningsresultatet offentliggøres på Selskabets hjemmeside. Not later than two weeks after the gen- eral meeting the voting results from the general meeting shall be posted on the Company's website. 10 Møderet - Stemmeret 10.1 En aktionærs ret til at deltage i og afgive stemme på en generalforsamling fastsættes i forhold til de aktier, som aktionæren besidder på registreringsdatoen. Right of Attendance - Voting Right A shareholders right to attend general meetings and to vote at general meet- ings is determined on the basis of the shares that the shareholder owns on the registration date. 10.2 Registreringsdatoen ligger en uge før generalforsamlingens afholdelse. De aktier, den enkelte aktionær besidder, opgøres på registreringsdatoen på grundlag af noteringen af aktionærens ejerforhold i ejerbogen samt meddelelser om ejerforhold, som Selskabet har modtaget med henblik på indførsel i ejerbogen. The registration date is one week be- fore the general meeting is held. The shares which the individual share- holder owns are calculated on the reg- istration date on the basis of the regis- tration of ownership in the Company's Register of Shareholders as well as no- tifications concerning ownership which the Company has received with a view to update the ownership in the Register of Shareholders. 10.3 Enhver aktionær som senest tre dage inden generalforsamlingens afholdelse har meddelt Selskabet sin deltagelse, og som har modtaget et adgangskort, er berettiget til personligt eller ved Any shareholder who has notified the Company of his participation not later than three days prior to the general meeting and who has received an ad- mission card shall be entitled to attend 22-4068-1 C2.25 P603

33 fuldmagt at deltage i generalforsamlingen. Adgangskort udstedes til den i Selskabets ejerbog noterede aktionær. the general meeting, either in person or by proxy. Admission card will be is- sued to the holder registered in the Company's Register of Shareholders. 10.4 På generalforsamlingen giver hvert aktiebeløb på DKK 1 én stemme. En aktionær har ret til at udøve stemmerettighederne i tilknytning til nogle af sine aktier på en måde, der ikke er identisk med udøvelsen af stemmerettighederne i tilknytning til andre af dennes aktier. Each share of DKK 1 has one vote at general meetings. A shareholder may exercise the voting rights attached to some of his/her shares in a manner that is not identical to the exercise of the voting rights attached to his/her other shares. 10.5 Stemmeret kan udøves i henhold til skriftlig fuldmagt eller ved brevstemme, og Selskabet skal senest tre uger før generalforsamlingen gøre formularer til brug herfor tilgængelige på Selskabets hjemmeside. En brevstemme skal være Selskabet i hænde senest tre dage før generalforsamlingens afholdelse for at blive medtaget på generalforsamlingen. A shareholder may vote by proxy or by postal, and the Company shall not later than three weeks prior to the general meeting make a form for this use avail- able on the Company's website. A vote by postal must be received by the Com- pany not later than three days prior to the general meeting is held in order to be counted at the general meeting. 10.6 Aktionæren eller fuldmægti gen kan møde på generalforsamlingen sammen med en rådgiver. The shareholder or the proxyholder may attend the general meeting ac- companied by an advisor. 10.7 Generalforsamlingen træffer beslutning ved simpelt stemmeflertal, medmindre andet følger af lovgivningen eller af Selskabets vedtægter. At general meetings resolutions shall be decided by simple majority of votes unless otherwise prescribed by law or the Articles of Association. 11 Elektronisk generalforsamling Electronic general meetings 22-4068-1 C2.25 P604

34 11.1 Bestyrelsen kan, når den anser det for hensigtsmæssigt og generalforsamlingen kan afvikles på betryggende vis, bestemme at generalforsamlingen udelukkende skal foregå elektronisk (fuldstændig elektronisk generalforsamling). Bestyrelsen kan herudover under samme forudsætninger vælge at tilbyde aktionærerne at deltage elektronisk på generalforsamlinger, der i øvrigt gennemføres ved fysisk fremmøde (delvis elektronisk generalforsamling). Aktionærerne kan derved elektronisk deltage i, ytre sig samt stemme på generalforsamlingen. Nærmere oplysninger vil til sin tid kunne findes på Selskabets hjemmeside og i indkaldelsen til de pågældende generalforsamlinger, ligesom de i Selskabets ejerbog noterede aktionærer vil modtage skriftlig meddelelse herom. When the board of directors finds it ap- propriate and technically safe it may decide that the general meeting solely shall be held as an electronic general meeting (completely electronic general meeting). The board of directors may also as an alternative under the same circumstances invite shareholders to attend by electronic means general meetings that are also attended by shareholders in person (partially elec- tronic general meeting). In this way, shareholders will be able to attend, ex- press their opinion and vote at the gen- eral meeting by electronic means. In due course more information will be made available on the Company's web- site and in the notices convening the general meetings involved, and written information on the subject will also be sent to shareholders listed in the Com- pany's Register of Shareholders. 12 Elektronisk kommunikation 12.1 Bestyrelsen er bemyndiget til at indføre elektronisk kommunikation mellem Selskabet og dets aktionærer, således at Selskabet kan benytte elektronisk dokumentudveksling og elektronisk post, som nærmere angivet nedenfor i sin kommunikation med aktionærerne. Electronic communication The board of directors has been granted authority to introduce elec- tronic communication between the Company and its shareholders, mean- ing that the Company may use elec- tronic document exchange and elec- tronic mail as specified below in its communication with the shareholders. 12.2 Indkaldelse af aktionærerne til ordinær og ekstraordinær generalforsamling, herunder de fuldstændige forslag til The Company shall be able to send no- tices convening annual and extraordi- nary general meetings including the 22-4068-1 C2.25 P605

35 vedtægtsændringer, tilsendelse af dagsorden, årsrapport, delårsrapport, kvartalsrapport, fondsbørsmeddelelser, generalforsamlingsprotokollater, fuldmagtsblanketter og adgangskort samt øvrige generelle oplysninger fra Selskabet til aktionærerne vil kunne sendes af Selskabet til aktionærerne via e-mail. complete proposals for amendments to the articles of association, agenda, an- nual report, interim report, quarterly report, stock exchange releases, minutes and general meetings, proxy forms, mail-in voting forms, admission cards and other general information from the Company to it shareholders by means of email. 12.3 Ovennævnte dokumenter, bortset fra adgangskort til generalforsamlingen, vil tillige blive offentliggjort på Selskabets hjemmeside. På Selskabets hjemmeside vil der tillige kunne findes oplysning om kravene til de anvendte systemer samt om fremgangsmåden i forbindelse med elektronisk kommunikation. The above documents, to the exclusion of admission cards for the general meeting, shall also be posted on the Company's website. The Company's website shall also contain information about requirements to the systems used and the procedures applying to the use of electronic communication. 12.4 Selskabet er forpligtet til at bede navnenoterede aktionærer om en elektronisk adresse hvortil meddelelser m.v. kan sendes, og det er den enkelte aktionærs ansvar at sikre, at Selskabet er i besiddelse af den korrekte elektroniske adresse. The Company m ust request registered shareholders for an electronic address to which notices can be sent, and it is the responsibility of each shareholder to ensure that the Company is in pos- session of a proper electronic address. 13 Bestyrelse 13.1 Til Selskabets bestyrelse vælger generalforsamlingen mindst fire og højst syv medlemmer. Board of Directors The general meeting shall elect at least four and not more than seven direc- tors. 13.2 Bestyrelsesmedlemmer, som er valgt af generalforsamlingen, afgår på hvert The directors elected by the general meeting shall retire from office at each 22-4068-1 C2.25 P606

36 års ordinære generalforsamling, men kan genvælges. annual general meeting but shall be el- igible for re-election. 13.3 Bestyrelsen vælger af sin midte en formand og en næstformand. The board of directors elects a chair- man and a vice-chairman from among its members. 13.4 Beslutninger i bestyrelsen træffes, medmindre andet er aftalt, med almindelig stemmeflerhed. I tilfælde af stemmelighed er formandens, og i hans/hendes forfald næstformandens, stemme udslagsgivende. Unless otherwise decided by the board of directors, decisions of the board of directors shall be decided by simple majority of votes. In the event of an equality of votes, the chairman, and in his/her absence the vice-chairman, shall have a casting vote. 13.5 Bestyrelsen træffer ved en forretningsorden nærmere bestemmelse om udførelsen af sit hverv. The board of directors shall lay down rules of its proceedings. 13.6 Bestyrelsesmedlemmerne oppebærer et årligt honorar, hvis samlede størrelse skal fremgå af årsrapporten for det pågældende år. The directors shall be remunerated an- nually as prescribed in the annual re- port for the relevant year. 13.7 Bestyrelsen kan meddele prokura, enkel eller kollektiv. The board of directors may authorize one person alone or more persons jointly to sign for the Company by procuration. 14 Direktion 14.1 Bestyrelsen ansætter en direktion bestående af mellem en og fire direktører. Hvis direktionen består af flere direktører, skal én af disse udnævnes til administrerende direktør. Executive management The board of directors shall employ at least one but not more than four man- agers to comprise the Company's exec- utive management. Where more than one manager is employed, one of them 22-4068-1 C2.25 P607

37 shall be appointed managing director. 14.2 Bestyrelsen er bemyndiget til at beslutte at lade Selskabet skadesløsholde medlemmerne af direktionen samt Selskabets medarbejdere for visse krav, der er knyttet til deres rolle i Selskabet. The board of directors is authorized to resolve to let the Company indemnify the members of executive manage- ment and the Company's employees for certain claims against these individuals in connection with their services to the Company. Selskabets skadesløsholdelse omfatter krav og rimelige sagsomkostninger, der er knyttet til den planlagte notering af selskabet i USA og/eller Selskabets efterfølgende status som noteret i USA. The Company's indemnification covers claims and reasonable legal costs aris- ing from the listing of the Company in the United States and/or the Compa- ny's subsequent status as listed in the United States. Selskabets skadesløsholdelse skal ikke omfatte følgende krav: However, the Company's indemnifica- tion shall not cover the following claims: 1) Krav mod en person, der gøres gældende efter dansk ret ved en dansk domstol, medmindre der er tale om krav, der er knyttet til noteringen af Selskabet i USA og/eller Selskabets efterfølgende status som noteret i USA, 1) Claims against a person according to Danish law raised before the Danish Courts, except claims aris- ing from the listing of the Company in the United States and/or the Company's subsequent status as listed in the United States, 2) krav mod en person som følge af skader med tilhørende sagsomkostninger, der skyldes kriminelle handlinger og/eller grov uagtsomhed eller forsætlige handlinger eller undladelser, der er begået af personen, 2) claims against a person for dam- ages and legal costs related to criminal and/or grossly negligent or willful acts or omissions committed by the person, 22-4068-1 C2.25 P608

38 3) krav mod en person, som skyldes opnåelse eller forsøg på at opnå en gevinst eller anden type fordel, som personen eller en nærtstående fysisk eller juridisk person til personen ikke er berettiget til at opnå, og/eller 3) claims against a person, which is attributable to the gaining or pur- ported gaining of any profit or ad- vantage to which the individual or any related natural or legal person was not legally entitled, and/or 4) krav omfattet af forsikringsdækning. Hvis forsikringsselskabet nægter at dække krav af andre årsager end dem, der er nævnt oven for under pkt. 1 og 2, vil Selskabets skadesløsholdelse dække sådanne krav under forudsætning af, at Selskabet i sådanne tilfælde er berettiget til på ethvert tidspunkt at repræsentere den forsikrede under hensyntagen til forsikringsselskabet, og Selskabet skal automatisk overtage samtlige rettigheder i henhold til forsikringspolicen. 4) claims covered by insurance. If the insurance company refuses to pro- vide cover for reasons other than those mentioned in items 1 and 2 above, the Company's indemnifica- tion will cover such claims, pro- vided, however that the Company in such event shall be entitled at any time to represent the insured in respect of the insurance com- pany and shall automatically by subrogation enter into any and all rights under said insurance policy. Selskabets skadesløsholdelse pr. krav pr. person er begrænset til maksimalt det bruttoprovenu, Selskabet opnår i forbindelse med noteringen i USA. The indemnification shall be limited to a maximum amount per claim per per- son equivalent to the gross proceeds obtained by the Company in connection with the listing in the United States. Skadesløsholdelsen skal opretholdes i 5 år efter, at den skadesløsholdte person er fratrådt sin stilling hos Selskabet, hvis de krav, der rejses inden for denne periode, er knyttet til personens tidligere hverv i Selskabet. The indemnification shall remain in force for a period of five years after the resignation of the indemnified person from such person's position with the Company, if the claims made within 22-4068-1 C2.25 P609

39 such period are related to such per- son's services to the Company. 15 Tegningsregel 15.1 Selskabet tegnes af bestyrelsens formand i forening med den administrerende direktør, eller af bestyrelsens formand i forening med et bestyrelsesmedlem, eller af en direktør i forening med to bestyrelsesmedlemmer, eller af den administrerende direktør i forening med en direktør eller af den samlede bestyrelse. Signature Rules The Company shall be bound by the joint signatures of the chairman of the board of directors with the managing director; or the chairman of the board of directors jointly with one member of the board of directors; or one member of the board of managers jointly with two members of the board of directors; or the joint signatures of the managing director and one member of the board of managers; or all members of the board of directors jointly. 16 Revisor 16.1 Selskabets årsrapport revideres af en statsautoriseret revisor. Auditor The Company's annual report shall be audited by a state-authorized public accountant. 16.2 Revisor vælges af den ordinære generalforsamling for et år ad gangen. The auditor shall be elected by the an- nual general meeting for one year at a time. 17 Årsrapport 17.1 Selskabets regnskabsår er kalenderåret. Annual Report The financial year of the Company is the calendar year. 17.2 Selskabets årsrapport udarbejdes og aflægges udelukkende på engelsk. The Company's annual report shall be prepared and submitted in English only. 22-4068-1 C2.25 P610

40 18 Selskabsmeddelelser 18.1 Selskabets offentliggørelse af information i henhold til gældende børslovgivning, herunder selskabsmeddelelser, sker udelukkende på engelsk. Company Announcements The Company's disclosure of infor- mation pursuant to applicable securi- ties legislation, including company an- nouncements, shall be in English only. 19 Bilag 19.1 Bilag 8.1.a: Warrants (2011-1 em- ployee incentive program), jf. vedtæg- ternes § 8.1. Schedules Schedule 8.1.a: Warrants (2011-1 em- ployee incentive program), cf. Article 8.1 of the Articles of Association. 19.2 Bilag 8.1.c: Warrants (2012 -1 em- ployee incentive program), jf. vedtæg- ternes § 8.1. Schedule 8.1.c: Warrants (2012 -1 em- ployee incentive program), cf. Article 8.1 of the Articles of Association. 19.3 Bilag 8.1.f: Warrants (2014 -1 em- ployee incentive program), jf. vedtæg- ternes § 8.1. Schedule 8.1.f: Warrants (2014 -1 em- ployee incentive program), cf. Article 8.1 of the Articles of Association. 19.4 Bilag 8.1.g: Warrants (2015 -1 em- ployee incentive program), jf. vedtæg- ternes § 8.1. Schedule 8.1.g: Warrants (2015 -1 em- ployee incentive program), cf. Article 8.1 of the Articles of Association. 19.5 Bilag 8.4: Warrants (2015 -2 og 2015 - 4 employee incentive program), jf. vedtægternes § 8.1. og 8.4. Schedule 8.4.: Warrants (2015 -2 and 2015-4 employee incentive program), cf. Article 8.1 and 8.4 of the Articles of Association. 19.6 Bilag 8.4.b: Warrants (2016 -1 em- ployee incentive program), jf. vedtæg- ternes § 8.4. Schedule 8.4.b: Warrants (2016 -1 em- ployee incentive program), cf. Article 8.4 of the Articles of Association. 19.7 Bilag 8.4.d: Warrants (2016 -3 em- ployee incentive program), jf. vedtæg- ternes § 8.4. Schedule 8.4.d: Warrants (2016 -3 em- ployee incentive program), cf. Article 8.4 of the Articles of Association. 22-4068-1 C2.25 P611

41 19.8 Bilag 8.4.e: Warrants (2017 -1 em- ployee incentive program), jf. vedtæg- ternes § 8.4. Schedule 8.4.e: Warrants (2017 -1 em- ployee incentive program), cf. Article 8.4 of the Articles of Association. 19.9 Bilag 8.4.i: Warrants (2018 -1 em- ployee incentive program), jf. vedtæg- ternes § 8.4. Schedule 8.4.i: Warrants (2018 -1 em- ployee incentive program), cf. Article 8.4 of the Articles of Association. 19.10 Bilag 8.4.k: Warrants (2018 -2 em- ployee incentive program), jf. vedtæg- ternes § 8.4. Schedule 8.4.k: Warrants (2018 -2 em- ployee incentive program), cf. Article 8.4 of the Articles of Association. 19.11 Bilag 8.4.l: Warrants (2019 -1 em- ployee incentive program), jf. vedtæg- ternes § 8.4. Schedule 8.4.l: Warrants (2019 -1 em- ployee incentive program), cf. Article 8.4 of the Articles of Association. 19.12 Bilag 8.4.m: Warrants (2019 -2 em- ployee incentive program), jf. vedtæg- ternes § 8.4. Schedule 8.4.m: Warrants (2019 -2 employee incentive program), cf. Arti- cle 8.4 of the Articles of Association. 19.13 Bilag 8.4.n: Warrants (2019 -3 em- ployee incentive program), jf. vedtæg- ternes § 8.4. Schedule 8.4.n: Warrants (2019 -3 em- ployee incentive program), cf. Article 8.4 of the Articles of Association. 19.14 Bilag 8.4.o: Warrants (2019 -4 em- ployee incentive program), jf. vedtæg- ternes § 8.4. Schedule 8.4.o: Warrants (2019 -4 em- ployee incentive program), cf. Article 8.4 of the Articles of Association. 19.15 Bilag 8.4.p: Warrants (2020 -1 em- ployee incentive program), jf. vedtæg- ternes § 8.4. Schedule 8.4.p: Warrants (2020 -1 em- ployee incentive program), cf. Article 8.4 of the Articles of Association. 19.16 Bilag 8.4.q: Warrants (2020 -3 em- ployee incentive program), jf. vedtæg- ternes § 8.4. Schedule 8.4.q: Warrants (2020 -3 em- ployee incentive program), cf. Article 8.4 of the Articles of Association. 22-4068-1 C2.25 P612

42 19.17 Bilag 8.4.r: Warrants (2020 -2 em- ployee incentive program), jf. vedtæg- ternes § 8.4. Schedule 8.4.r: Warrants (2020 -2 em- ployee incentive program), cf. Article 8.4 of the Articles of Association. 19.18 Bilag 8.4.s: Warrants (2020 -4 em- ployee incentive program), jf. vedtæg- ternes § 8.4. Schedule 8.4.s: Warrants (2020 -4 em- ployee incentive program), cf. Article 8.4 of the Articles of Association. 19.19 Bilag 8.7: Warrants (2020 -5 employee incentive program), jf. vedtægternes § 8.7. Schedule 8.7: Warrants (2020 -5 em- ployee incentive program), cf. Article 8.7 of the Articles of Association 19.20 Bilag 8.7.a: Warrants (2020 -6 em- ployee incentive program), jf. vedtæg- ternes § 8.7. Schedule 8.7.a: Warrants (2020 -6 em- ployee incentive program), cf. Article 8.7 of the Articles of Association - 0 - - 0 - Vedtaget på bestyrelsesmøde afholdt den 10. December 2021. Approved at the board meeting held on 10 December 2021. 22-4068-1 C2.25 P613

BILAG 8.1. A TIL VEDTÆGTER FOR EXHIBIT 8.1. A TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S 22-4068-1 C2.25 P614

2 INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 FORMÅL ....................................................................................................... 3 1 PURPOSE ..................................................................................................... 3 2 TILDELING AF WARRANTS ............................................................................... 4 2 GRANT OF WARRANTS .................................................................................... 4 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 5 3 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 5 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 6 4 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 6 5 PRAKTISK UDNYTTELSE AF WARRANTS ............................................................ 10 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................. 10 6 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS ............................ 11 6 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS ................................................................................................ 11 7 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ..................................................................... 11 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ........................................... 11 8 OMSÆTTELIGHED ........................................................................................ 18 8 TRANSFERABILITY ....................................................................................... 18 9 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS .................... 19 9 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ............................................................................................................... 19 10 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ...................................... 20 10 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ....... 20 11 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ........................... 21 11 COSTS RELATED TO THE ISSUE OF SHARES ..................................................... 21 12 OPHØR AF ANSÆTTELSESFORHOLDET - WARRANTINDEHAVERE, DER ER MEDARBEJDERE .......................................................................................... 21 12 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES........ 21 13 INSIDERHANDEL ......................................................................................... 22 13 INSIDER TRADING ....................................................................................... 22 14 SKATTEMÆSSIGE FORHOLD .......................................................................... 23 14 TAX IMPLICATIONS ...................................................................................... 23 15 SPROG ...................................................................................................... 24 15 LANGUAGE ................................................................................................. 24 22-4068-1 C2.25 P615

3 1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 10. februar 2011 blev der i overensstemmelse med vedtægternes punkt 8.1 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand Pharma A/S (the "Company") on February 2011, the following new provisions were adopted in ac- cordance with Article 8.1 of the Articles of Association concerning the issuing of war- rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). Bestyrelsen har besluttet at udstede op til 445.500 Warrants i Selskabet til tegning af op til 445.500 aktier til kr. 1,00 (nominelt kr. 445.500) i henhold til vedtægternes punkt 8.1. 23.776 warrants er udnyttet den 21. marts 2015, 30.809 warrants er udnyttet den 11. april 2015, 17.981 warrants er udnyttet den 2. juni 2015, 8.265 warrants er udnyttet den 20. juni 2015, 62.008 warrants er udnyttet den 8. september 2015, 36.076 warrants er udnyttet den 26. september 2015, 143.078 warrants er udnyttet den 13. november 2015, 61.907 warrants er udnyttet den 4. december 2015, og herefter udestår 61.600 warrants. The Board of Directors ha s decided to issue up to 445,500 Warrants in the Company for the subscription of up to 445,500 shares of DKK 1.00 (nominally DKK 445,500) accord- ing to Article 8.1 of the Articles of Associa- tion. 23,776 warrants were exercised on 21 March 2015, 30,809 warrants were exercised on 11 April 2015, 17,981 warrants were ex- ercised on 2 June 2015, 8,265 warrants were exercised on 20 June 2015, 62,008 warrants were exercised on 8 September 2015, 36,076 warrants were exercised on 26 Sep- tember 2015, 143,078 warrants were exer- cised on 13 November 2015, 61,907 war- rants were exercised on 4 December 2015, and thus 61,600 warrants are outstanding. 1.2 Aftalen er del af en incitamentsordning , i henhold til hvilken visse af Selskabets medarbejdere tilbydes muligheden for at få tildelt Warrants i Selskabet med henblik på at sikre, at Selskabet og Warrantindehaverne har en fælles interesse, og at alle således gør en indsats for, at Selskabets værdi udvikler sig bedst muligt. The Agreement is part of an incentive pro- gramme according to which certain employ- ees of the Company are offered an oppor- tunity to receive Warrants in the Company in order to ensure that the Company and the Warrant Holders share common interests and that everyone is working to ensure that the value of the Company develops in the best possible way. 22-4068-1 C2.25 P616

4 1.3 Tildelingen af Warrants er betinget af, at Warrantindehaveren enten er ansat i Selskabet i uopsagt stilling på datoen for denne Aftale eller er medlem af Selskabets bestyrelse It is a condition for the grant of Warrants that the Warrant Holder is either employed with the Company and not under notice at the date of this Agreement or is a member of the Board of Directors of the Company. 1.4 Warrantindehaveren tiltræder automatisk ændringer i Selskabets vedtægter, i det omfang betingelserne for en beslutning om vedtægtsændringer er til stede. Amendments to the Company's Articles of Association shall automatically be accepted by the Warrant Holder to the extent that the conditions for the resolution to amend the Articles of Association exist. 1.5 Tegning af Warrants har fundet sted ved underskrivelse af individuelle warrantaftaler ("Warrantaftaler"), som indeholder Warrantindehaverens navn og antal tildelte Warrants. The subscription for Warrants has taken place by signing of individual warrant agree- ments ("Warrant Agreement"), which con- tain the names of the Warrant Holder and the number of Warrants granted. 1.6 Warrants berettiger Warrantindehaveren til at tegne aktier på de nedenfor anførte betingelser. The Warrants entitle the Warrant Holder to subscribe the shares on the terms set out below. 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Ligningslovens § 7H skal være gældende i videst muligt omfang. Selskabets revisor skal i sin lovpligtige erklæring anføre, i hvilket omfang betingelserne for anvendelse af § 7H er opfyldte. De øvrige Warrants skal være underlagt bestemmelserne i ligningslovens § 28. Section 7H of the Danish Tax Assessment Act (in Danish "Ligningsloven") shall apply to the largest extent possible. The Company's au- ditor will in his statutory certification attest to which extent the conditions for the appli- cation of Section 7H are met. The remaining Warrants shall be subject to the provisions of Section 28 of the Danish Tax Assessment Act. 2.2 Tildeling af Warrants sker uden beregning. The Warrants are granted free of charge. 22-4068-1 C2.25 P617

5 2.3 Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt 3 - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele- vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de- termined in Clause 6. 2.4 I forbindelse med Selskabets ejerbog skal der føres en fortegnelse over samtlige udstedte Warrants. In connection with the Company's register of owners, a register of all issued Warrants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 10 . februar 2014 til og med 10. februar 2016 ("Udnyttelsesperioden") i de i punkt 3.2 anførte udnyttelses-vinduer. Warrants, der ikke er udnyttet på eller før sidste dag af Udnyttelsesperioden, bortfalder automatisk uden yderligere varsel og/eller kompensation til Warrantindehaveren. The Warrants may be exercised in the period from 10 February 2014 until (and including) 10 February 2016 ("Exercise Period") within the windows set forth in Clause 3.2. War- rants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet tildelt Warrantindehaveren i henhold til Aftalen. The Warrant Holder is entitled to exercise all or part of his or her Warrants, however, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 22-4068-1 C2.25 P618

6 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War- rants 4.1 Udover den almindelige udnyttelse af Warrants i henhold til punkt 3 kan Selskabets bestyrelse efter eget skøn beslutte, at en ekstraordinær udnyttelse af Warrants kan finde sted, herunder i overensstemmelse med - men ikke begrænset til - bestemmelserne i punkt 4.1.1 - 4.1.6. In addition to the ordinary exercise of War- rants as set out in Clause 3, the Board of Directors of the Company may, in their sole discretion, decide that Warrants may be ex- traordinarily exercised including, but not limited to, in accordance with Clauses 4.1.1 - 4.1.6 4.1.1 Såfremt Selskabets generalforsamling træffer beslutning om likvidation af Selskabet, og bestyrelsen (efter eget skøn) vedtager, at Warrants som følge deraf kan udnyttes, skal Selskabet give Warrantindehaveren skriftlig meddelelse herom. Warrantindehaveren har herefter en frist på to uger fra datoen for afsendelse af meddelelsen fra Selskabet til skriftligt at meddele Selskabet, om Warrants ønskes udnyttet helt eller delvis. Hvis Warrantindehaveren ikke ønsker at udnytte Warrants, bortfalder disse automatisk og uden kompensation efter udløbet af fristen, forudsat at Selskabet opløses endeligt som følge af den meddelte beslutning. Udnyttelse af Warrants skal ske i overensstemmelse med punkt 5 og 6. In the event that the Company's general meeting passes a resolution to liquidate the Company, and the Board of Directors (in their sole discretion) decide that Warrants therefore may be exercised, the Company shall notify the Warrant Holder in writing to this effect. Following this notification, the Warrant Holder shall notify the Company in writing within two weeks as from the date of the posting of this notification from the Com- pany whether he/she wishes to exercise the Warrants wholly or partly. If the Warrant Holder does not wish to exercise the War- rants, the Warrants shall automatically be- come void without compensation, following the expiry of the time-limit, provided that the Company is finally liquidated as a result of the notified resolution. Any exercise of the Warrants must be in accordance with Clauses 5 and 6. 4.1.2 Såfremt generalforsamlingen træffer beslutning om at fusionere Selskabet, og fusionen medfører, at Selskabet ophører, og bestyrelsen (efter eget skøn) In the event that the general mee ting passes a resolution to merge the Company and such merger results in the Company being discon- tinued, and the Board of Directors (in their 22-4068-1 C2.25 P619

7 vedtager , at Warrants som følge deraf kan udnyttes, skal Selskabet give Warrantindehaveren skriftlig meddelelse herom. Warrantindehaveren har herefter en frist på to uger fra datoen for afsendelse af meddelelsen fra Selskabet til skriftligt at meddele Selskabet, om Warrants ønskes udnyttet helt eller delvis. Selskabet skal håndtere Warrantindehaverens meddelelse således, at aktierne er registreret i Warrantindehaverens depot senest fem handelsdage forud for sidste handelsdag for Selskabets aktier. Hvis Warrantindehaveren ikke ønsker at udnytte Warrants, bortfalder disse automatisk og uden kompensation efter udløbet af fristen, forudsat at Selskabet opløses endeligt som følge af den meddelte beslutning. Udnyttelse af Warrants skal ske i overensstemmelse med punkt 5 og 6. sole discretion) decide that Warrants there- fore may be exercised, the Company shall notify the Warrant Holder in writing to this effect. Following such notification, the War- rant Holder shall notify the Company in writ- ing within two weeks as from the date of the posting of this notification from the Company whether he/she wishes to exercise the War- rants wholly or partly. The notice must in such case be processed by the Company so that the shares are registered in the Warrant Holder's depot at least five trading days be- fore the last day of trading of the Company's shares. If the Warrant Holder does not wish to exercise the Warrants, the Warrants shall automatically become void without compen- sation, following the expiry of the time-limit, provided that the Company is finally discon- tinued as a result of the notified resolution. Any exercise of the Warrants must be in ac- cordance with Clauses 5 and 6. 4.1.3 I tilfælde af et frivilligt eller pligtmæssigt overtagelsestilbud i henhold til §§ 31 og 32 i lov om værdipapirhandel, og bestyrelsen (efter eget skøn) vedtager, at Warrants som følge deraf kan udnyttes, skal Selskabet give Warrantindehaveren skriftlig meddelelse herom. Warrantindehaveren har herefter en frist på to uger fra datoen for afsendelse af meddelelsen fra Selskabet til skriftligt at meddele Selskabet, om Warrants ønskes udnyttet helt eller delvis. Hvis Warrantindehaveren ikke ønsker at udnytte Warrants, skal Warrants og Aftalen fortsat være fuldt ud gældende. Udnyttelse af Warrants skal ske i In the event that a voluntary or mandatory public offer pursuant to Section 31 and 32 of the Danish Securities Trading Act is made, and the Board of Directors (in their sole dis- cretion) decide that Warrants therefore may be exercised, the Company shall notify the Warrant Holder in writing to this effect. Fol- lowing such notification, the Warrant Holder shall notify the Company in writing within two weeks as from the date of the posting of this notification from the Company whether he/she wishes to exercise the Warrants wholly or partly. If the Warrant Holder does not wish to exercise the Warrants, the War- rants and this Agreement will remain in full effect. Any exercise of the Warrants must be 22-4068-1 C2.25 P620

8 overensstemmelse med punkt 5 og 6. in accordance with Clauses 5 and 6. 4.1.3.1 Efter gennemførelse af et frivilligt eller pligtmæssigt overtagelsestilbud i henhold til §§ 31 og 32 i lov om værdipapirhandel skal bestyrelsen træffe beslutning om, at Warrants kan udnyttes inden for en 4 ugers periode. Selskabet skal give Warrantindehaveren skriftligt besked herom. Warrantindehaveren har herefter en frist på to uger fra datoen for afsendelse af meddelelsen fra Selskabet til skriftligt at meddele Selskabet, om Warrants ønskes udnyttet helt eller delvis. Hvis Warrantindehaveren ikke ønsker at udnytte Warrants, bortfalder disse og denne Aftale. Udnyttelse af Warrants skal ske i overensstemmelse med punkt 5 og 6. Following completion of a voluntary or man- datory public offer pursuant to Section 31 and 32 of the Danish Securities Trading Act, the Board of Directors shall decide that War- rants may be exercised within a 4- week pe- riod. The Company shall notify the Warrant Holder in writing to this effect. Following such notification, the Warrant Holder shall notify the Company in writing within two weeks as from the date of the posting of this notification from the Company whether he/she wishes to exercise the Warrants wholly or partly. If the Warrant Holder does not wish to exercise the Warrants, the War- rants and this Agreement shall lapse. Any exercise of the Warrants must be in accord- ance with Clauses 5 and 6. 4.1.4 Såfremt der indledes en tvangsindløsning af Selskabets aktier i henhold til selskabsloven, og bestyrelsen (efter eget skøn) vedtager, at Warrants som følge deraf kan udnyttes, skal Selskabet give Warrantindehaveren skriftlig meddelelse herom. Warrantindehaveren har herefter en frist på to uger fra datoen for afsendelse af meddelelsen fra Selskabet til skriftligt at meddele Selskabet, om Warrants ønskes udnyttet helt eller delvis. Hvis Warrantindehaveren ikke ønsker at udnytte Warrants, bortfalder disse automatisk og uden kompensation efter gennemførelsen af tvangsindløsningen af Selskabets aktier i henhold til selskabsloven. Udnyttelse af Warrants skal ske i overensstemmelse In the event that a compulsory acquisition of the Company's shares pursuant to the Dan- ish Companies Act is initiated, and the Board of Directors (in their sole discretion) decide that Warrants therefore may be exercised, the Company shall notify the Warrant Holder in writing to this effect. Following such noti- fication, the Warrant Holder shall notify the Company in writing within two weeks as from the date of the posting of this notification from the Company whether he/she wishes to exercise the Warrants wholly or partly. If the Warrant Holder does not wish to exercise the Warrants, the Warrants shall automatically become void without compensation, follow- ing the completion of the compulsory acqui- sition of the Company's shares pursuant to the Danish Companies Act. Any exercise of 22-4068-1 C2.25 P621

9 med punkt 5 og 6. the Warrants must be in accordance with Clauses 5 and 6. 4.1.5 Såfremt Selskabets generalforsamling træffer beslutning om at afnotere Selskabet fra NASDAQ OMX Copenhagen A/S, og bestyrelsen (efter eget skøn) vedtager, at Warrants som følge deraf kan udnyttes, skal Selskabet give Warrantindehaveren skriftlig meddelelse herom. Warrantindehaveren har herefter en frist på to uger fra datoen for afsendelse af meddelelsen fra Selskabet til skriftligt at meddele Selskabet, om Warrants ønskes udnyttet helt eller delvis. Selskabet skal håndtere Warrantindehaverens meddelelse således, at aktierne er registreret i Warrantindehaverens depot senest fem handelsdage forud for sidste handelsdag for Selskabets aktier. Hvis Warrantindehaveren ikke ønsker at udnytte Warrants, bortfalder disse automatisk og uden kompensation, efter at Selskabet er blevet afnoteret. Udnyttelse af Warrants skal ske i overensstemmelse med punkt 5 og 6. In the event that the Company's general meeting passes a resolution to delist the Company from NASDAQ OMX Copenhagen A/S, and the Board of Directors (in their sole discretion) decide that Warrants therefore may be exercised, the Company shall notify the Warrant Holder in writing to this effect. Following such notification, the Warrant Holder shall notify the Company in writing within two weeks as from the date of the posting of this notification from the Company whether he/she wishes to exercise the War- rants wholly or partly. The notice must be processed by the Company so that the shares are registered in the Warrant Holder's depot at least five trading days before the last day of trading of the Company's shares. In so far as the Warrant Holder does not wish to exercise the Warrants, the Warrants shall automatically become void without compen- sation, following the completion of the delist- ing of the Company. Any exercise of the War- rants must be in accordance with Clauses 5 and 6. 4.1.5.1 Efter gennemførelse af Selskabets afnotering fra NASDAQ OMX Copenhagen A/S skal bestyrelsen træffe beslutning om, at Warrants kan udnyttes to gange om året inden for (den resterende del af) Udnyttelsesperioden. Udnyttelse af Warrants skal ske i overensstemmelse med punkt 5 og 6. Following completion of a delisting of the Company from NASDAQ OMX Copenhagen A/S, the Board of Directors shall decide that Warrants may be exercised two times a year within (the remaining part of) the Exercise Period. Any exercise of the Warrants must be in accordance with Clauses 5 and 6. 4.1.6 Såfremt Selskabet beslutter at sælge de mest rentable og væsentligste af In the event that the Company decides to sell the most profitable and material assets 22-4068-1 C2.25 P622

10 Selskabets aktiver, og bestyrelsen (efter eget skøn) vedtager, at Warrants som følge deraf kan udnyttes, skal Selskabet give Warrantindehaveren skriftlig meddelelse herom. Warrantindehaveren har herefter en frist på to uger fra datoen for afsendelse af meddelelsen fra Selskabet til skriftligt at meddele Selskabet, om Warrants ønskes udnyttet helt eller delvis. Hvis Warrantindehaveren ikke ønsker at udnytte Warrants, skal Warrants og Aftalen fortsat være fuldt ud gældende. Udnyttelse af Warrants skal ske i overensstemmelse med punkt 5 og 6. of the Company and the Board of Directors (in their sole discretion) decide that War- rants therefore may be exercised, the Com- pany shall notify the Warrant Holder in writ- ing to this effect. Following such notification, the Warrant Holder shall notify the Company in writing within two weeks as from the date of the posting of this notification from the Company whether he/she wishes to exercise the Warrants wholly or partly. In so far as the Warrant Holder does not wish to exercise the Warrants, the Warrants and this Agree- ment shall remain in full effect. Any exercise of the Warrants must be in accordance with Clauses 5 and 6. 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Såfremt Warrantindehaveren ønsker at udnytte en Warrant, skal Warrantindehaveren underrette Selskabet skriftligt herom - ved hjælp af den tegningsblanket, som Selskabet har tilsendt Warrantindehaveren ("Udnyttelsesmeddelelse"). Udnyttelsesmeddelelsen betragtes som afgivet af Warrantindehaveren på tidspunktet for dets aflevering på Selskabets adresse (Att. bestyrelsesformanden) med almindelig post, anbefalet post, med fax eller pr. bud efter begyndelsen og før udløbet af den relevante afleveringsfrist. Udnyttelsesmeddelelsen skal være behørigt udfyldt. Selskabet har ret til at ændre i de praktiske forhold omkring udnyttelse af Warrants, og In the event that the Warrant Holder wishes to exercise a Warrant, the Warrant Holder shall - using the subscription form forwarded by the Company to the Warrant Holder - give written notice ("Exercise Notice") to the Company. The Exercise Notice will be deemed given by the Warrant Holder if the Exercise Notice was delivered to the Com- pany’s address (for the attention of the chairman of the Board of Directors) by regu- lar mail, registered mail, fax or courier after commencement and before the expiry of the relevant notice period. The Exercise Notice shall be duly completed. The Company is en- titled to change the practicalities in connec- tion with the exercise of the Warrants, and if so decided by the Company, the Warrant 22-4068-1 C2.25 P623

11 Warrantindehaveren vil blive underrettet skriftligt, hvis Selskabet beslutter dette. Holder will be notified in writing by the Com- pany. 5.2 Samtidig med at give meddelelse om udnyttelse af Warrants skal Warrantindehaveren indbetale et kontantbeløb til Selskabet svarende til det relevante tegningsbeløb fastsat i henhold til punkt 6. At the same time as giving notice of the ex- ercise of the Warrants, the Warrant Holder shall pay in cash to the Company an amount equal to the relevant subscription amount fixed under the terms of Clause 6. 6 Tegningskurs for aktier ved udnyttelse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 77,00 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 77.00 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Aftalen. The Subscription Price may be regulated as set out in this Agreement. 7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Såfremt der gennemføres visse definerede ændringer i Selskabets kapitalforhold, som indebærer en reduktion eller en forøgelse af værdien af de tildelte Warrants, skal der foretages en regulering af Tegningskursen og/eller antallet af aktier, som kan tegnes ved udnyttelse af Warrants, således at værdien af Warrants forbliver uændret med de undtagelser, der er gældende i henhold til Aftalen. Tegningskursen kan In case that certain defined changes are made in the Company's capital structure which entail a reduction or increase of the value of the Warrants granted, there shall be an adjustment of the Subscription Price and/or the number of shares that can be subscribed for by exercising the Warrants, so that the value of the Warrants remains the same, with the exceptions set forth in this Agreement. However, the Subscription Price can never be adjusted to below par value. 22-4068-1 C2.25 P624

12 dog ikke fastsættes til under nominel værdi. Herudover er det en betingelse for reguleringen af antallet af aktier, som kan tegnes ved udnyttelse af Warrants, at Selskabets bestyrelse har fået tildelt den nødvendige bemyndigelse af generalforsamlingen til at udstede et sådant yderligere antal aktier i Selskabet. Further, it is a condition for any adjustment of the number of shares that can be sub- scribed for by exercising the Warrants that the Board of Directors of the Company has been granted the necessary authority by the general meeting to issue such additional number of shares in the Company. 7.2 Såfremt Selskabets kompetente instans er træffer endelig beslutning om at udstede fondsaktier (f.eks. udbytte i form af fondsaktier), inden Warrantindehaveren har udnyttet sine Warrants, skal Tegningskursen multipliceres med følgende faktor: og antallet af aktier med hvor: A: er Selskabets nominelle aktiekapital før udstedelse af fondsaktier, B: er den nominelle værdi af de fondsaktier, der udstedes. Should the competent bodies of the Com- pany make a final decision to issue bonus shares (e.g. stock dividend) before the War- rant Holder has exercised his or her War- rants, the Subscription Price shall be multi- plied by the following factor: and the number of shares by where: A: is the Company's nominal share capi- tal before the issue of bonus shares; B: is the nominal value of the bonus shares to be issued. 7.3 Såfremt Selskabets kompetente instanser træffer endelig beslutning om at forhøje Selskabets aktiekapital ved tegning af nye aktier til en kurs, der er lavere end markedskursen, inden Warrantindehaveren har udnyttes sine Warrants, skal Tegningskursen multipliceres med følgende faktor: Should the competent bodies of the Com- pany make a final decision to increase the Company's share capital by subscription of new shares at a price below market price be- fore the Warrant Holder has exercised his or her Warrants, the Subscription Price shall be multiplied by the following factor: ) ( B A A     1 ) ( B A A     1 22-4068-1 C2.25 P625

13 og antallet af aktier med hvor: A: er Selskabets nominelle aktiekapital forud for kapitalforhøjelsen, B: er den nominelle forhøjelse af aktiekapitalen, k: er aktiernes markedskurs forud for kapitalforhøjelsen t: er Tegningskursen på de nye aktier. and the number of shares by where: A: is the Company's nominal share capi- tal before the capital increase; B: is the nominal increase of the share capital; k: is the market price of the shares be- fore the capital increase; t: is the Subscription Price for the new shares. 7.4 Såfremt Selskabets kompetente instanser træffer endelig beslutning om at ændre aktiernes nominelle værdi i forbindelse med en beslutning, hvorved Selskabets aktiekapital nedsættes ved hensættelse til en særlig fond og/eller til dækning af underskud, inden Warrantindehaveren har udnyttet sine Warrants, skal der hverken ske ændringer i Tegningskursen eller antallet af aktier. Warrantindehaveren beholder således sin ret til at tegne det samme antal aktier til Tegningskursen. Hver Warrant skal dog berettige Warrantindehaveren til at tegne 1 aktie med den nye nominelle værdi, der er blevet besluttet af Selskabets kompetente instanser. Should the competent bodies of the Com- pany make a final decision to change the nominal value of the shares in connection with a decision whereby the share capital of the Company is reduced by allocation to a separate fund and/or cover of loss, before the Warrant Holder has exercised his or her Warrants, neither the Subscription Price nor the number of shares shall be amended. Consequently the Warrant Holder shall retain the right to subscribe for the same number of shares at the Subscription Price. However, each Warrant shall entitle the Warrant Holder to subscribe for 1 share of the new nominal value so decided by the competent bodies of the Company. 7.5 Såfremt Selskabets kompetente instanser træffer endelig beslutning om at ændre aktiernes nominelle værdi (uden samtidige ændringer i Selskabets Should the competent bodies of the Com- pany make a final decision to change the nominal value of the shares (without any other simultaneous changes of the capital of k B A t B k A       ) ( ) ( ) (   1 k B A t B k A       ) ( ) ( ) (   1 22-4068-1 C2.25 P626

14 aktiekapital), f.eks. i situationer, der ikke er omfattet af punkt 7.4, inden Warrantindehaveren har udnyttes sine Warrants, skal Tegningskursen multipliceres med følgende faktor: og antallet af aktier med hvor: A: er den nominelle værdi af hver enkel aktie efter ændring af aktiernes nominelle værdi, B: er den nominelle værdi af hver enkel aktie før ændring af aktiernes nominelle værdi. the Company) , e.g. in situations not com- prised by Clause 7.4, before the Warrant Holder has exercised his or her Warrants, the Subscription Price shall be multiplied by the following factor: and the number of shares by where: A: is the nominal value of each share af- ter the nominal value of the shares has been changed; B: is the nominal value of each share be- fore the nominal value of the shares has been changed. 7.6 Såfremt Selskabet i et hvilket som helst år beslutter at udbetale dividende, skal det pågældende beløb betragtes som udbetaling til aktionærerne, hvilket vil indebære en regulering af Tegningskursen som følger: TK 1 = TK - hvor: TK: er Tegningskursen for Warrants forud for udbetaling af dividende, u: er det totale dividendebeløb, D: det totale antal aktier i Selskabet. Should the Company within any year decide to distribute dividends, the amount shall be considered a distribution to the shareholders which shall result in an adjustment of the Subscription Price according to the following formula: TK 1 = TK - where: TK: is the Subscription Price for the War- rants before the distribution of divi- dends; u: is the total amount of dividends; D: is the total number of shares in the Company. B A    1 B A    1 D D u )1 (   D D u )1 (   22-4068-1 C2.25 P627

15 7.7 Såfremt Selskabets aktiekapital nedsættes ved udbetaling til aktionærerne til en højere kurs end markedskursen, skal Tegningskursen beregnes som følger: TK 1 = TK - hvor: TK: er Tegningskursen for Warrants forud for nedsættelse af aktiekapitalen, A: er Selskabets nominelle aktiekapital forud for nedsættelsen af aktiekapitalen, B: er den nominelle nedsættelse af aktiekapitalen, k: er aktiernes markedskurs forud for kapitalnedsættelsen, t: er kursen på de aktier, hvormed aktiekapitalen nedsættes. If the share capital of the Company is re- duced by means of payment to the share- holders at a price higher than the market price, the Subscription Price shall be calcu- lated as follows: TK 1 = TK - where: TK: is the Subscription Price for Warrants before the reduction of the share cap- ital; A: is the nominal share capital of the Company before the reduction of the share capital; B: is the nominal reduction of the share capital; k: is the market price of the shares be- fore the reduction of capital; t: is the rate of the shares by which the share capital is reduced. 7.8 Såfremt Selskabets aktiekapital nedsættes ved udbetaling til aktionærerne til en lavere kurs end markedskursen, skal Tegningskursen beregnes således: TK 1 = TK + hvor: TK: er Tegningskursen for Warrants forud for nedsættelsen af aktiekapitalen, If the share capital of the Company is re- duced by payment to the shareholders at a price lower than the market price, the Sub- scription Price shall be calculated as follows: TK 1 = TK + where: TK: is the Subscription Price for Warrants before the reduction of the share cap- ital; A: is the nominal share capital of the Company before the reduction of the A k t B ) (   A k t B ) (   A t k B ) (   A t k B ) (   22-4068-1 C2.25 P628

16 A: er Selskabets nominelle aktiekapital forud for nedsættelsen af aktiekapitalen, B: er den nominelle nedsættelse af aktiekapitalen, k: er aktiernes markedskurs forud for kapitalnedsættelsen, t: er kursen på de aktier, hvormed aktiekapitalen nedsættes. share capital; B: is the nominal reduction of the share capital; k: is the market price of the shares be- fore the reduction of capital; t: is the rate of the shares by which the share capital is reduced. 7.9 Såfremt Selskabet fusionerer som det fortsættende selskab, foretages ingen regulering af Tegningskursen eller af antallet af aktier, der kan tegnes. If the Company participates in a merger as the continuing company, there shall be no adjustment of the Subscription Price or the number of shares that may be subscribed for. 7.10 Såfremt generalforsamlingen træffer beslutning om at spalte Selskabet, skal Warrantindehaveren efter spaltningen have et antal Warrants med ret til at tegne aktier i det fortsættende selskab, som Warrantindehaveren er eller ville have været ansat i, eller, hvis Warrantindehaveren ikke er eller har været ansat i Selskabet, i det selskab, som Warrantindehaveren er nærmest knyttet til. Antallet af Warrants skal give Warrantindehaveren adgang til potentielt samme ejerandel, som en udnyttelse af alle Warrants forud for spaltningen ville have givet, justeret med forholdet mellem værdien af de forskellige fortsættende selskaber. Herudover skal vilkårene for de fortsættende Warrants være de samme som anført i denne Aftale. In the event that the general meeting passes a resolution to demerge the Company, the Warrant Holder shall – after the demerger – have the number of Warrants that shall en- title him/her to subscribe for shares in the receiving company by which the Warrant Holder is or would have been employed or, in the event that the Warrant Holder is not or has not been employed by the Company, the company with which the Warrant Holder has the closest relation. The number of War- rants shall entitle the Warrant Holder to the same potential stake that an exercise of all Warrants prior to the demerger would have resulted in, adjusted by the ratio between the values of the different surviving compa- nies. Moreover, the terms applying to the surviving Warrants shall be the same as the terms stipulated in this Agreement. 22-4068-1 C2.25 P629

17 7.11 I andre tilfælde, hvor Selskabets kapitalforhold ændres, herunder ved udstedelse af warrants, konvertible gældsbreve eller lignende, således at værdien af de udstedte Warrants påvirkes, skal Tegningskursen for de tildelte Warrants så vidt muligt reguleres, således at værdien ikke forringes eller forøges, jf. dog punkt 7.14 forneden. In other cases of changes in the capital structure of the Company, including issuance of warrants, convertible debt instruments or the like, resulting in a change of the value of the issued Warrants, the Subscription Price for the granted Warrants shall to the extent possible be adjusted, so that the value is not reduced or increased, subject, however, to Clause 7.14 below. 7.12 Tegningskursen kan ikke reduceres til en lavere værdi end aktiernes nominelle værdi (kurs pari). Såfremt en regulering af Warrants, de skal sikre disses værdi, medfører, at kursen skal reduceres til under kurs pari, bortfalder Warrants, medmindre Warrantindehaveren accepterer, at Tegningskursen forhøjes til kurs pari uden kompensation. The Subscription Price shall not be reduced to a price lower than the nominal value of the shares (par). If an adjustment of the Warrants to preserve their value would re- sult in the price being reduced to below par, the Warrants shall lapse, unless the Warrant Holder accepts that the Subscription Price is increased to par without compensation. 7.13 Såfremt aktiekapitalen nedsættes til dækning af underskud, skal antallet af aktier, som Warrantindehaveren kan tegne ved udnyttelse af Warrants, reduceres (nedrundet) i et forhold svarende til forholdet mellem den nominelle kapitalnedsættelse og Selskabets samlede nominelle aktiekapital før nedsættelsen. If the share capital is reduced in order to cover losses, the number of shares that the Warrant Holder may subscribe for by exer- cising the Warrants shall be reduced (rounded down) proportionately to the nom- inal reduction of the capital, compared to the total nominal share capital of the Company before the reduction. 7.14 Ved følgende ændringer i Selskabets kapitalforhold skal der ikke foretages regulering af Tegningskursen eller antallet af aktier, som Warrantindehaveren kan tegne: (i) Forhøjelse eller nedsættelse af Selskabets aktiekapital til markedskurs, herunder udstedelse The following changes in the capital struc- ture of the Company shall not result in any adjustment of the Subscription Price or the number of shares that the Warrant Holder may subscribe for: (i) An increase or reduction of the Com- pany's capital at market price, includ- ing issue of shares according to Clause 7.1 in the Articles of Association of the 22-4068-1 C2.25 P630

18 af aktier i henhold til punkt 7.1 i Selskabets vedtægter. (ii) Udstedelse af aktier, optioner, warrants eller lignende til medarbejdere af Selskabet eller medarbejdere af et koncernforbundet selskab og/eller af disses helejede selskaber til enkelte eller flere medarbejdere, eventuelt til en favørkurs, herunder, men ikke begrænset til udstedelse af aktier i henhold til punkt 8.1 i Selskabets vedtægter vedrørende warrants. (iii) Udstedelse af warrants, konvertible gældsbreve eller lignende til tredjemand på sædvanlige markedsvilkår som led i mezzaninfinansiering eller dertil svarende finansiering. Company. (ii) Issue of shares, options, warrants or the like to employees of the Company or to employees of a group-related company and/or their fully owned companies for some or more of the employees, possibly at a favourable price, including but not limited to the issue of shares according to Clause 8.1 in the Articles of Association of the Company concerning warrants. (iii) Issue of warrants, convertible debt in- struments or the like to third parties on usual market terms as part of mez- zanine financing or similar financing. 7.15 Såfremt antallet af nye aktier, som kan tegnes ved udnyttelse af Warrants, forøges i overensstemmelse med dette punkt 7, skal Selskabets højeste aktiekapital forøges tilsvarende. If the number of new shares that may be subscribed for by exercise of the Warrants is adjusted upwards in accordance with this Clause 7, the Company's maximum share capital shall be increased similarly. 8 Omsættelighed 8 Transferability 8.1 De enkelte Warrants er ikke -omsættelige instrumenter. Enhver form for overdragelse, pantsætning eller anden afståelse af en Warrant kan kun finde sted, hvis der indhentes forudgående skriftligt samtykke fra Selskabets bestyrelse, og kan blive tilladt, nægtet eller gøres betinget efter bestyrelsens Each Warrant is a non -negotiable instru- ment. Any transfer, pledging or other assign- ment of a Warrant shall be subject to the prior written consent of the Board of Direc- tors of the Company, which may be granted, denied or conditioned in the absolute discre- tion of the Board of Directors of the Company (with the exception of a transfer due to the 22-4068-1 C2.25 P631

19 absolutte skøn (med undtagelse af overdragelse i tilfælde af Warrantindehaverens død, i hvilket tilfælde bestyrelsen skal godkende overdragelse til Warrantindehaverens nærmeste slægtninge). death of the Warrant Holder, in which case the Board of Directors shall approve a trans- fer mortis causa to the Warrant Holder’s closest relatives). 8.2 Warrants må ikke underkastes nogen form for tvangsfuldbyrdelse og må ikke stilles som sikkerhed over for tredjepart. The Warrants may not be subject to enforce- ment of any kind and may not be lodged as security towards a third party. 9 Vilkår for nye aktier udstedt ved udnyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Følgende vilkår skal være gældende for nye aktier tegnet ved udnyttelse af Warrants under denne Aftale: (i) for de nye aktier gælder der ikke fortegningsret for de eksisterende aktionærer, (ii) de nye aktier udstedt på grundlag af udnyttede Warrants indbetales kontant samtidig med fremsendelse af Udnyttelsesmeddelelse, (iii) de nye aktier skal udstedes på navn og skal registreres i Warrantindehaverens navn i Selskabets ejerbog, (iv) de nye aktier skal være omsætningspapirer, (v) de nye aktier skal være frit The following terms and conditions shall ap- ply to the new shares issued by the exercise of Warrants covered by this Agreement, (i) the existing shareholders shall not have any pre-emptive right to the new shares; (ii) the new shares issued on the basis of exercised Warrants shall be paid up in cash at the same date as the Exercise Notice is forwarded; (iii) the new shares shall be issued in the holder's name and shall be registered in the name of the Warrant Holder in the Company's register of sharehold- ers; (iv) the new shares shall be negotiable shares; (v) the new shares are freely transferable; 22-4068-1 C2.25 P632

20 omsættelige, (vi) for de nye aktier skal der ikke gælde indskrænkninger i fortegningsretten ved fremtidige kapitalforhøjelser, (vii) de nye aktier skal give ret til udbytte og andre rettigheder i Selskabet fra tidspunktet for den relevante kapitalforhøjelses registrering hos Erhvervs- og Selskabsstyrelsen, (viii) i tilfælde af generelle ændringer i aktiernes rettigheder skal de nye aktier give samme rettigheder som Selskabets øvrige aktier på udnyttelsestidspunktet, og (ix) Selskabet skal afholde omkostningerne i forbindelse med udstedelse af Warrants i henhold til Aftalen og omkostningerne forbundet med efterfølgende udnyttelse af Warrants. Selskabets omkostninger i forbindelse med udstedelse af Warrants i henhold til Aftalen og den dertil hørende kapitalforhøjelse anslås til at andrage højst kr. 200.000. (vi) the pre -emptive right of the new shares in connection with future capital increases shall not be limited; (vii) the new shares shall carry a right to dividend and other rights in the Com- pany as from the time when the rele- vant capital increase has been regis- tered by the Danish Commerce and Companies Agency; (viii) in case of any general changes in the rights of the shares in the Company, the new shares shall carry the same rights as the other shares in the Com- pany at the time of exercise; and (ix) the Company shall pay the costs in connection with the issue of Warrants pursuant to this Agreement and the costs in connection with the subse- quent exercise of the Warrants. The Company's costs in connection with the issue of Warrants pursuant to this Agreement and the related capital in- crease are estimated at maximum DKK 200,000. 10 Kapitalforhøjelse ved udnyttelse af Warrants 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse. In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. 22-4068-1 C2.25 P633

21 10.2 Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 445.500 (op til 445.500 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7. The maximum increase of capital that may be subscribed on basis of Warrants is nomi- nally DKK 445,500 (up to 445,500 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi- mum amount may be increased or reduced in accordance with the provisions on adjust- ment set forth in Clause 7. 11 Omkostninger i forbindelse med udstedelse af aktier 11 Costs related to the Issue of Shares 11.1 Selskabet bærer samtlige omkostninger til børsmægler samt afregningshonorar forbundet med Warrantindehaverens udnyttelse af Warrants. All costs related to the stockbroker and set- tlement fees charged in connection with the Warrant Holder's exercise of the Warrants shall be borne by the Company. 12 Ophør af ansættelsesforholdet - Warrantindehavere, der er medarbejdere 12 Cease of Employment Status - War- rant Holders who are Employees 12.1 Med forbehold af bestemmelserne i punkt 12.2 forneden og i tilfælde af, at Warrantindehaverens ansættelsesforhold hos Selskabet ophører forud for udnyttelse af (resterende) Warrants som følge af en af følgende grunde: (i) Warrantindehaverens fratrædelse ved opnåelse af den fratrædelsesalder, der er fastlagt i Warrantindehaverens ansættelseskontrakt, eller fordi Warrantindehaveren bliver berettiget til folkepension, (ii) Warrantindehaverens opsigelse af ansættelsesforholdet, forudsat at Subject to Clause 12.2 below, and if t he War- rant Holder’s employment with the Company is terminated prior to the exercise of the (re- maining) Warrants for one of the following reasons: (i) the Warrant Holder's retirement at the age provided for in the Warrant Hold- er's service contract, or because the Warrant Holder is entitled to the Dan- ish State Retirement Pension (in Dan- ish: "folkepension"); (ii) the Warrant Holder's termination of the employment relationship, provided 22-4068-1 C2.25 P634

22 opsigelsen skyldes Selskabets grove misligholdelse af ansættelseskontrakten, (iii) Selskabets opsigelse af ansættelsesforholdet uden varsel, forudsat at opsigelsen ikke skyldes Warrantindehaverens misligholdelse af ansættelseskontrakten, eller (iv) Warrantindehaverens død, er Warrantindehaveren/ Warrantindehaverens bo berettiget til at beholde sine Warrants. such termination is due to the Compa- ny's material breach (in Danish "grov misligholdelse") of the service con- tract; (iii) the Company's termination without no- tice of the employment relationship, provided such termination is not due to the Warrant Holder's breach (in Danish "misligholdelse") of the service con- tract; or (iv) the Warrant Holder's death; then the Warrant Holder/the estate of the Warrant Holder shall be allowed to keep his or her Warrants. 12.2 Samtlige Warrants bortfalder automatisk og uden kompensation i tilfælde af, at Warrantindehaverens ansættelsesforhold hos Selskabet ophører forud for udnyttelsen af Warrants af andre grunde end dem, der er nævnt i punkt 12.1, (i) - (iv) foroven. All of the Warrants shall lapse automatically and without compensation if the Warrant Holder's employment with the Company is terminated prior to the exercise of the War- rants for reasons other than the reasons listed in Clause 12.1, item (i) to (iv) above. 13 Insiderhandel 13 Insider Trading 13.1 Salg af aktier, der er tegnet genne m udnyttelse af Warrants er underlagt de til enhver tid gældende bestemmelser om insiderhandel, herunder Selskabets interne regler om handel med værdipapirer udstedt af Selskabet. Sale of shares subscribed for by any exercise of Warrants is subject to the provisions on insider trading applicable at any time, in- cluding the Company's internal rules govern- ing trade in securities issued by the Com- pany. 22-4068-1 C2.25 P635

23 14 Skattemæssige forhold 14 Tax Implications 14.1 Det er aftalt, at ligningslovens § 7H skal være gældende for Warrants i videst muligt omfang, jf. punkt 2.1. Ellers skal Warrants være underlagt bestemmelserne i ligningslovens § 28, jf. punkt 2.1 It has been agreed that Section 7H of the Danish Tax Assessment Act (in Danish: "Ligningsloven") shall apply to the Warrants to the largest extent possible, cf. Clause 2.1. Otherwise, the Warrants shall be subject to the provisions of Section 28 of the Danish Tax Assessment Act, cf. Clause 2.1. 14.2 Selskabet forpligter sig til at anmode revisor om at attestere, i hvilket omfang, dvs. for hvilket antal af Warrants, ligningslovens § 7H er gældende. Desuden forpligter Selskabet sig til at fremsende revisorens erklæring vedrørende opfyldelse af betingelserne i ligningslovens § 7H samt en kopi af Warrantaftalerne til de danske skattemyndigheder. The Company undertakes to request the au- ditor of the Company to certify to which ex- tent, i.e. to which amount of Warrants, Sec- tion 7H of the Danish Tax Assessment Act is applicable. The Company further undertakes to send the auditor's statement regarding fulfilment of the conditions under Section 7H of the Danish Tax Assessment Act as well as a copy of the Warrant Agreements to the Danish Tax Authorities. 14.3 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverne som følge af Warrantaftalerne, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehavernes ansvar og er Selskabet uvedkommende, herunder det forhold, at skattemyndighederne måtte finde, at betingelserne for, at ligningslovens § 7H er gældende, ikke er opfyldt. All tax obligations and consequences to the Warrant Holders resulting from the Warrant Agreements, the Warrants issued or the shares acquired by the exercise of such War- rants, are the sole responsibility of the War- rant Holders and of no concern to the Com- pany, including the situation where the tax authorities should find that the conditions for Section 7H of the Danish Tax Assessment Act being applicable are not fulfilled. 14.4 Warrantindehaver ne er kraftigt opfordre t til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalerne. The Warrant Holder s are strongly encour- aged to seek tax advice in connection with entering into the Warrant Agreements. 22-4068-1 C2.25 P636

24 15 Sprog 15 Language 15.1 I tilfælde af uoverensstemmelser mellem den danske og den engelske version af dette bilag skal den danske version være gældende. In case of disagreements between the Dan- ish and the English version of this exhibit, the Danish version shall prevail 70066590\3557428v1 * 22-4068-1 C2.25 P637

BILAG 8.1. C TIL VEDTÆGTER FOR EXHIBIT 8.1. C TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S 22-4068-1 C2.25 P638

2 INDHOLDSFORTEGNELSE/TABLE OF CONTENTS INDHOLDSFORTEGNELSE/TABLE OF CONTENTS .................................................................. 2 1 FORMÅL ....................................................................................................... 3 1 PURPOSE ..................................................................................................... 3 2 TILDELING AF WARRANTS ............................................................................... 4 2 GRANT OF WARRANTS .................................................................................... 4 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 5 3 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 5 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 4 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 6 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 6 6 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 6 7 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 6 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 6 8 OMSÆTTELIGHED .......................................................................................... 6 8 TRANSFERABILITY ......................................................................................... 6 9 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 9 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 10 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 10 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 11 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 7 11 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 7 12 OPHØR AF ANSÆTTELSESFORHOLDET - WARRANTINDEHAVERE, DER ER MEDARBEJDERE ............................................................................................ 7 12 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 7 13 INSIDERHANDEL ........................................................................................... 7 13 INSIDER TRADING ......................................................................................... 7 14 SKATTEMÆSSIGE FORHOLD ............................................................................ 7 14 TAX IMPLICATIONS ........................................................................................ 7 15 SPROG ........................................................................................................ 8 15 LANGUAGE ................................................................................................... 8 22-4068-1 C2.25 P639

3 1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 10. februar 2012 blev der i overensstemmelse med vedtægternes punkt 8.1 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand Pharma A/S (the "Company") on 10 February 2012, the following new provisions were adopted in accordance with Article 8.1 of the Articles of Association concerning the issuing of war- rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). Bestyrelsen ha r besluttet at udstede op til 240.250 warrants i Selskabet til tegning af op til 240.250 aktier til kr. 1,00 (nominelt kr. 240.250) i henhold til vedtægternes punkt 8.1. 6.250 warrants er udnyttet den 21. marts 2015, 8.399 warrants er udnyttet den 11. april 2015, 4.750 warrants er udnyttet den 20. juni 2015, 12.600 warrants er udnyttet den 8. september 2015, 13.197 warrants er udnyttet den 26. september 2015, 18.000 warrants er udnyttet den 13. november 2015, 1.563 warrants er udnyttet den 4. december 2015, 16.613 warrants er udnyttet den 30. marts 2016, 24.928 warrants er udnyttet den 14. april 2016, 8.000 warrants er udnyttet den 26. maj 2016, 5.250 warrants er udnyttet den 16. juni 2016, 7.400 warrants er udnyttet den 6. september 2016, 25.250 warrants er udnyttet den 23. september 2016, 8.200 warrants er udnyttet den 17. november 2016, 35.851 warrants er udnyttet den 25. november 2016, 13.999 warrants er udnyttet den 8. december 2016, og herefter udestår 30.000 warrants. The Board of Directors ha s decided to issue up to 240,250 Warrants in the Company for the subscription of up to 240,250 shares of DKK 1.00 (nominally DKK 240,250) accord- ing to Article 8.1 of the Articles of Associa- tion. 6,250 warrants were exercised on 21 March 2015, 8,399 warrants were exercised on 11 April 2015, 4,750 warrants were exer- cised on 20 June 2015, 12,600 warrants were exercised on 8 September 2015, 13,197 warrants were exercised on 26 Sep- tember 2015, 18,000 warrants were exer- cised on 13 November 2015, 1,563 warrants were exercised on 4 December 2015, 16,613 warrants were exercised on 30 March 2016, 24,928 warrants were exercised on 14 April 2016, 8,000 warrants were exercised on 26 May 2016, 5,250 warrants were exercised on 16 June 2016, 7,400 warrants were exer- cised on 6 September 2016, 25,250 warrants were exercised on 23 September 2016, 8,200 warrants were exercised on 17 No- vember 2016, 35,851 warrants were exer- cised on 25 November 2016, 13,999 war- rants were exercised on 8 December 2016, and thus 30,000 warrants are outstanding. 22-4068-1 C2.25 P640

4 1.2 Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaftaler ("Warrantaftaler"). Th e subscription of Warrants took place by electronically signing of warrant agreements (the "Warrant Agreements") 1.3 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A til Selskabets vedtægter anførte vilkår, dog gælder følgende modifikationer til bilag 8.1.A: The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi- tions stipulated in exhibit 8.1.A of the Arti- cles of Association of the Company. How- ever, the following amendments to exhibit 8.1.A shall apply: 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i "Aktionærportalen" på Selskabets hjemmeside, som vil være tilgængelig den 10. februar 2012 ("Warrants") i overensstemmelse med vilkårene i Aftalen og Selskabets vedtægter. Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær- portalen" at the website of the Company on 10 February 2012 (the "Warrants") in ac- cordance with the terms set forth in this Agreement and the Company's Articles of As- sociation. 2.2 Tildeling af Warrants sker uden beregning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele- vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de- termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War- rants shall be kept. 22-4068-1 C2.25 P641

5 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 1 0. februar 2015 til og med 10. februar 2017 ("Udnyttelseseprioden") inden for de udnyttelsesvinduer anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren. The Warrants may be exercised in the period from 10 February 2015 until (and including) 10 February 2017 ("Exercise Period") within the windows set forth in Clause 3.2. War- rants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Warrantin dehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet tildelt Warrantindehaveren i henhold til Aftalen. The Warrant Holder is entitled to exercise all or part of his or her Warrants, however, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War- rants 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) . 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Såfremt Warrantindehaveren ønsker at udnytte en Warrant, skal Warrantindehaveren underrette In the event that the Warrant Holder wishes to exercise Warrants, the Warrant Holder 22-4068-1 C2.25 P642

6 Selskabet elektronisk her om ved hjælp af det IT-system, der er tilgængelig i "Aktionærportalen" på Selskabets hjemmeside. Selskabet har ret til at ændre i de praktiske forhold omkring udnyttelse af Warrants, og Warrantindehaveren vil blive underrettet skriftligt, hvis Selskabet beslutter dette. shall electronically give notice to the Com- pany by using the IT system available on "Aktionærportalen" on the Company's web- site. The Company is entitled to change the practicalities in connection with exercise of the Warrants and if so decided by the Com- pany. The Warrant Holder will be notified in writing by the Company. 5.2 Samtidi g med at give meddelelse om udnyttelse af Warrants skal Warrantindehaveren indbetale et kontantbeløb til Selskabet svarende til det relevante tegningsbeløb fastsat i henhold til punkt 6. At the same time as giving notice of the ex- ercise of the Warrants, the Warrant Holder shall pay in cash to the Company an amount equal to the relevant subscription amount fixed under the terms of Clause 6. 6 Tegningskurs for aktier ved udnyttelse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 77,00 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 77.00 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Aftalen. The Subscription Price may be regulated as set out in this Agreement. 7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 22-4068-1 C2.25 P643

7 9 Vilkår for nye aktier udstedt ved udnyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse af Warrants 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse. In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. 10.2 Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 240.250 (op til 240.250 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7. The maximum increase of capital that may be subscribed on basis of Warrants is nomi- nally DKK 240,250 (up to 240,250 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi- mum amount may be increased or reduced in accordance with the provisions on adjust- ment set forth in Clause 7. 11 Omkostninger i forbindelse med udstedelse af aktier 11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 12 Ophør af ansættelsesforholdet - Warrantindehavere, der er medarbejdere 12 Cease of Employment Status - War- rant Holders who are Employees 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 22-4068-1 C2.25 P644

8 14.1 Warrants skal være underlagt bestemmelserne i ligningslovens § 28. Warrants shall be subject to the provisions of Section 28 of the Danish Tax Assessment Act. 14.2 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverne som følge af Warrantaftalerne, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehavernes ansvar og er Selskabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from this Agree- ment, the Warrants issued or the shares ac- quired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. 14.3 Warrantindehaverne er kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalerne. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter- ing into this Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). 70066590\3563662v2 * 22-4068-1 C2.25 P645

BILAG 8.1. F TIL VEDTÆGTER FOR EXHIBIT 8.1. F TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S 22-4068-1 C2.25 P646

2 INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 FORMÅL ....................................................................................................... 3 1 PURPOSE ..................................................................................................... 3 2 TILDELING AF WARRANTS ............................................................................... 3 2 GRANT OF WARRANTS .................................................................................... 3 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 3 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 4 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 6 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 6 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 7 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 5 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 5 8 OMSÆTTELIGHED .......................................................................................... 6 8 TRANSFERABILITY ......................................................................................... 6 9 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 6 9 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS .................................................................................................. 6 10 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 6 10 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 6 11 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 6 11 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 6 12 OPHØR AF ANSÆTTELSESFORHOLDET - WARRANTINDEHAVERE, DER ER MEDARBEJDERE ............................................................................................ 6 12 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 6 13 INSIDERHANDEL ........................................................................................... 7 13 INSIDER TRADING ......................................................................................... 7 14 SKATTEMÆSSIGE FORHOLD ............................................................................ 7 14 TAX IMPLICATIONS ........................................................................................ 7 15 SPROG ........................................................................................................ 7 15 LANGUAGE ................................................................................................... 7 22-4068-1 C2.25 P647

3 1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 1. april 2014 blev der i overensstemmelse med vedtægternes punkt 8.1 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbej dere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand Pharma A/S (the "Company") on 1 April 2014, the following new provisions were adopted in accordance with Article 8.1 of the Articles of Association concerning the issuing of warrants to certain employees of the Company (the "Warrant Holder") ("War- rants"). Bestyrelsen har b esluttet at udstede op til 100.000 warrants i Selskabet til tegning af op til 100.000 aktier til kr. 1,00 (nominelt kr. 100.000) i henhold til vedtægternes punkt 8.1. 28.000 warrants er udnyttet den 14. december 2018 og 72.000 warrants er udnyttet den 15. marts 2019, og hermed er alle warrants udnyttet. The Board of Directors ha s decided to issue up to 100,000 Warrants in the Company for the subscription of up to 100,000 shares of DKK 1.00 (nominally DKK 100,000) accord- ing to Article 8.1 of the Articles of Associa- tion. 28,000 warrants were exercised on 14 December 2018 and 72,000 warrants were exercised on 15 March 2019, and. thus all warrants were exercised. 1.2 Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaftale ("Warrantaftale"). The subscription of Warrants took place by electronically signing of warrant agreement (the "Warrant Agreement") 1.3 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A som modificeret ved bilag 8.1.C til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bilag 8.1.A som modificeret ved bilag 8.1.C: The Warrants entitle the Warrant Holder to subscribe for shares on the terms and con- ditions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply: 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to 22-4068-1 C2.25 P648

4 Warrantindehaveren i "Aktionærportalen" på Selskabets hjemmeside, som vil være tilgængelig den 1. april 2014 ("Warrants") i overensstemmelse med vilkårene i Aftalen og Selskabets vedtægter. the Warrant Holder made available at "Ak- tionærportalen" at the website of the Com- pany on 1 April 2014 (the "Warrants") in accordance with the terms set forth in this Agreement and the Company's Articles of Association. 2.2 Tildeling af Warrants sker uden beregning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele- vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as determined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued Warrants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 1. april 2017 til og med 1. april 2019 ("Udnyttelsesperioden") inden for de udnyttelsesvinduer anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren. The Warrants may be exercised in the peri- od from 1 April 2017 until (and including) 1 April 2019 ("Exercise Period") within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will au- tomatically lapse and become void without any further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of 22-4068-1 C2.25 P649

5 begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder). publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Warrantin dehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet tildelt Warrantindehaveren i henhold til Aftalen. The Warrant Holder is entitled to exercise all or part of his or her Warrants, however, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the Warrants 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) . 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1. C (no changes) . 6 Tegningskurs for aktier ved udnyttelse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 75,90 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 75.90 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Aftalen. The Subscription Price may be regulated as set out in this Agreement. 7 Regulering af vilkår for Warrants ved visse definerede ændringer i 7 Adjustment of the Conditions for Warrants in case of certain de- 22-4068-1 C2.25 P650

6 Selskabets kapitalforhold fined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved udnyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse af Warrants 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse. In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. 10.2 Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 100.000 (op til 100.000 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7. The maximum increase of capi tal that may be subscribed on basis of Warrants is nomi- nally DKK 100,000 (up to 100,000 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maximum amount may be increased or re- duced in accordance with the provisions on adjustment set forth in Clause 7. 11 Omkostninger i forbindelse med udstedelse af aktier 11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 12 Ophør af ansættelsesforholdet - Warrantindehavere, der er 12 Cease of Employment Status - Warrant Holders who are Employ- 22-4068-1 C2.25 P651

7 medarbejdere ees 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Warrants skal være underlagt bestemmelserne i ligningslovens § 28. Warrants shall be subject to the provisions of Section 28 of the Danish Tax Assessment Act. 14.2 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from this Agree- ment, the Warrants issued or the shares acquired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. 14.3 Warrantindehaver en er kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter- ing into this Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). 70076035\5231256v5 * 10 December 2021 22-4068-1 C2.25 P652

BILAG 8.1. G TIL VEDTÆGTER FOR EXHIBIT 8.1. G TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S 22-4068-1 C2.25 P653

2 INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 FORMÅL ....................................................................................................... 3 1 PURPOSE ..................................................................................................... 3 2 TILDELING AF WARRANTS ............................................................................... 3 2 GRANT OF WARRANTS .................................................................................... 3 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 3 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 4 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 6 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 6 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 6 8 OMSÆTTELIGHED .......................................................................................... 6 8 TRANSFERABILITY ......................................................................................... 6 9 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 6 9 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 6 10 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 6 10 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 6 11 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 7 11 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 7 12 OPHØR AF ANSÆTTELSESFORHOLDET - WARRANTINDEHAVERE, DER ER MEDARBEJDERE ............................................................................................ 7 12 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 7 13 INSIDERHANDEL ........................................................................................... 7 13 INSIDER TRADING ......................................................................................... 7 14 SKATTEMÆSSIGE FORHOLD ............................................................................ 7 14 TAX IMPLICATIONS ........................................................................................ 7 15 SPROG ........................................................................................................ 8 15 LANGUAGE ................................................................................................... 8 22-4068-1 C2.25 P654

3 1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 25. marts 2015 blev der i overensstemmelse med vedtægternes punkt 8.1 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand Pharma A/S (the "Company") on 25 March 2015, the following new provisions were adopted in ac- cordance with Article 8.1 of the Articles of Association concerning the issuing of war- rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). 1.2 Bestyrelsen har besluttet at udstede op til 100.000 warrants i Selskabet til tegning af op til 100.000 aktier til kr. 1,00 (nominelt kr. 100.000) i henhold til vedtægternes punkt 8.1. 35.000 warrants er udnyttet den 13. september 2019, 33.000 warrants er udnyttet den 22. november 2019, og 32.000 warrants er udnyttet den 20. marts 2020, og hermed er alle warrants udnyttet. The Board of Directors ha s decided to issue up to 100,000 Warrants in the Company for the subscription of up to 100,000 shares of DKK 1.00 (nominally DKK 100,000) accord- ing to Article 8.1 of the Articles of Associa- tion. 35,000 warrants were exercised on 13 September 2019, 33,000 warrants were ex- ercised on 22 November 2019, and 32,000 warrants were exercised on 20 March 2020, and thus all warrants were exercised. 1.3 Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaftale ("Warrantaftale"). The subscription of Warrants took place by electronically signing of warrant agreement (the "Warrant Agreement") 1.4 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A som modificeret ved bilag 8.1.C til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bilag 8.1.A som modificeret ved bilag 8.1.C: The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi- tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply: 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført Each Warrant Holder has been granted such number of warrants in the Company as set 22-4068-1 C2.25 P655

4 i Selskabets meddelelse til Warrantindehaveren i "Aktionærportalen" på Selskabets hjemmeside, som vil være tilgængelig den 25. marts 2015 ("Warrants") i overensstemmelse med vilkårene i Aftalen og Selskabets vedtægter. out in the message from the Company to the Warrant Holder made available at "Aktionær- portalen" at the website of the Company on 25 March 2015 (the "Warrants") in accord- ance with the terms set forth in this Agree- ment and the Company's Articles of Associa- tion. 2.2 Tildeling af Warrants sker uden beregning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele- vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de- termined in Clause 6. 2.4 I forbindelse med Selskabets akti ebog skal der føres en fortegnelse over samtlige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War- rants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 25. marts 2018 til og med 25. marts 2020 ("Udnyttelsesperioden") inden for de udnyttelsesvinduer anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren. The Warrants may be exercised in the period from 25 March 2018 until (and including) 25 March 2020 ("Exercise Period") within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will auto- matically lapse and become void without any further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et Within the Exercise Period, the Warrants may be exercised four times a year during a 22-4068-1 C2.25 P656

5 4 ugers udnyttelses -vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder). 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Warrantin dehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet tildelt Warrantindehaveren i henhold til Aftalen. The Warrant Holder is entitled to exercise all or part of his or her Warrants, however, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War- rants 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) . 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1. C (no changes) . 6 Tegningskurs for aktier ved udnyttelse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 127,05 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 127,05 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Aftalen. The Subscription Price may be regulated as 22-4068-1 C2.25 P657

6 set out in this Agreement. 7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved udnyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse af Warrants 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse. In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. 10.2 Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 100.000 (op til 100.000 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7. The maximum increase of capital that may be subscribed on basis of Warrants is nomi- nally DKK 100,000 (up to 100,000 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi- mum amount may be increased or reduced in accordance with the provisions on adjust- ment set forth in Clause 7. 22-4068-1 C2.25 P658

7 11 Omkostninger i forbindelse med udstedelse af aktier 11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 12 Ophør af ansættelsesforholdet - Warrantindehavere, der er medarbejdere 12 Cease of Employment Status - War- rant Holders who are Employees 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Warrants skal være underlagt bestemmelserne i ligningslovens § 28. Warrants shall be subject to the provisions of Section 28 of the Danish Tax Assessment Act. 14.2 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from this Agree- ment, the Warrants issued or the shares ac- quired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. 14.3 Warrantindehaver en er kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter- ing into this Agreement. 22-4068-1 C2.25 P659

8 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). * 10 December 2021 22-4068-1 C2.25 P660

BILAG 8. 4 TIL VEDTÆGTER FOR EXHIBIT 8. 4 TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S 22-4068-1 C2.25 P661

2 INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 FORMÅL ....................................................................................................... 3 1 PURPOSE ..................................................................................................... 3 2 TILDELING AF WARRANTS ............................................................................... 4 2 GRANT OF WARRANTS .................................................................................... 4 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 5 3 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 5 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 4 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 6 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 6 6 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 6 7 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 8 OMSÆTTELIGHED .......................................................................................... 7 8 TRANSFERABILITY ......................................................................................... 7 9 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 9 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 10 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 10 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 11 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 8 11 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 8 12 OPHØR AF ANSÆTTELSESFORHOLDET - WARRANTINDEHAVERE, DER ER MEDARBEJDERE ............................................................................................ 8 12 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 8 13 INSIDERHANDEL ........................................................................................... 8 13 INSIDER TRADING ......................................................................................... 8 14 SKATTEMÆSSIGE FORHOLD ............................................................................ 8 14 TAX IMPLICATIONS ........................................................................................ 8 15 SPROG ........................................................................................................ 9 15 LANGUAGE ................................................................................................... 9 22-4068-1 C2.25 P662

3 1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 5. maj 2015 blev der i overensstemmelse med vedtægternes punkt 8.1 og 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand Pharma A/S (the "Company") on 5 May2015, the fol- lowing new provisions were adopted in ac- cordance with Articles 8.1 and 8.4 of the Ar- ticles of Association concerning the issuing of warrants to certain employees of the Com- pany (the "Warrant Holder") ("Warrants"). Bestyrelsen har besluttet at udstede op til 412.609 warrants i Selskabet til tegning af op til 412.609 aktier til kr. 1,00 (nominelt kr. 412.609) i henhold til vedtægternes punkt 8.1 og 8.4. 25.550 warrants udstedt under dette program er pr. 13. december 2019 bortfaldet. 7.500 warrants er udnyttet den 14. september 2018, 18.250 warrants er udnyttet den 5. april 2019, 45.539 warrants er udnyttet den 28. maj 2019, 89.315 warrants er udnyttet den 14. juni 2019, 16.500 warrants er udnyttet den 23. august 2019, 22.671 warrants er udnyttet den 13. september 2019, 69.925 warrants er udnyttet den 22. november 2019, 16.350 warrants er udnyttet den 13. december 2019, 55.150 warrants er udnyttet den 20. marts 2020, og 5.859 warrants er udnyttet den 15. april 2020. Som følge af dels udnyttelse dels bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 40.000 warrants. The Board of Directors ha s decided to issue up to 412,609 Warrants in the Company for the subscription of up to 412,609 shares of DKK 1.00 (nominally DKK 412,609) accord- ing to Articles 8.1 and 8.4 of the Articles of Association. 25,550 warrants issued under this program has lapsed per 13 December 2019. 7,500 warrants were exercised on 14 September 2018, 18,250 warrants were ex- ercised on 5 April 2019, 45,539 warrants were exercised on 28 May 2019, 89,315 war- rants were exercised on 14 June 2019, 16,500 warrants were exercised on 23 Au- gust 2019, 22,671 warrants were exercised on 13 September 2019, 69,925 warrants were exercised on 22 November 2019, 16,350 warrants are exercised on 13 Decem- ber 2019, 55,150 warrants were exercised on 20 March 2020, and 5,859 warrants were exercised on 15 April 2020. As a result of exercise/lapse of warrants, the number of warrants available for exercise has been re- duced to 40,000 warrants. 1.2 Tegning af Warrants har fundet sted ved elektronisk underskrivelse af The subscription of Warrants took place by electronically signing of warrant agreement 22-4068-1 C2.25 P663

4 warrantaftale ("Warrantaftale"). (the "Warrant Agreement") 1.3 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C, til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bilag 8.1.A, som modificeret ved bilag 8.1.C: The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi- tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply: 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i "Aktionærportalen" på Selskabets hjemmeside, som vil være tilgængelig den 5. maj 2015 ("Warrants") i overensstemmelse med vilkårene i Aftalen og Selskabets vedtægter. Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær- portalen" at the website of the Company on 5 May 2015 (the "Warrants") in accordance with the terms set forth in this Agreement and the Company's Articles of Association. 2.2 Tildeling af Warrants sker uden beregning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele- vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de- termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War- rants shall be kept. 22-4068-1 C2.25 P664

5 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 5. maj 2018 til og med 5. maj 2020 ("Udnyttelsesperioden") inden for de udnyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren. The Warrants may be exercised in the period from 5 May 2018 until (and including) 5 May 2020 ("Exercise Period") within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Warrantin dehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet tildelt Warrantindehaveren i henhold til Aftalen. The Warrant Holder is entitled to exercise all or part of his or her Warrants. However, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War- rants 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 22-4068-1 C2.25 P665

6 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyttelse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 101,20 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 101.20 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Aftalen. The Subscription Price may be regulated as set out in the Agreement. 6.3 Uanset bestemmelserne i Aftalen, kan Selskabet i tilfælde af, at Warrantindehaveren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant afregning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbagekøbe de pågældende Warrants fra Warrantindehaveren. Notwiths tanding anything set out in the Agreement, in the event that the Warrant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares in the Company to the Warrant Holder. Con- sequently, the Company will in such situation automatically buy back the relevant War- rants from the Warrant Holder. 6.4 Såfremt Selskabet beslutter at tilbagekøbe Warrants, skal Selskabet tilbagebetale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selskabet i forbindelse med afgivelsen af udnyttelsesmeddelelsen. Herudover skal Selskabet betale Warrantindehaveren et kontant beløb for hver Warrant, som udnyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehaverens If the Company decides to buy back War- rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver- age market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the 22-4068-1 C2.25 P666

7 afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Tegningskursen ("Kontantbeløbet"). Kontantbeløbet betales efter fradrag af A- skat og andre lovpligtige beløb, der skal indeholdes af Selskabet. Efter betaling er gennemført, skal de relevante Warrants betragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants. "Cash A mount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered trans- ferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants. 6.5 Såfremt Selskabet beslutter at tilbagekøbe Warrants og foretage kontant afregning i stedet for at udstede aktier i Selskabet, skal Selskabet underrette Warrantindehaveren herom inden 30 dage efter modtagelsen af udnyttelsesmeddelelsen. If the Company decides to buy back War- rants and make the settlement in cash in- stead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having re- ceived the exercise notice. 7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved udnyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse af 10 Capital Increase in connection 22-4068-1 C2.25 P667

8 Warrants with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse. In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. 10.2 Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 412.609 (op til 412.609 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7. The maximum increase of capital that may be subscribed on basis of Warrants is nomi- nally DKK 412,609 (up to 412,609 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi- mum amount may be increased or reduced in accordance with the provisions on adjust- ment set forth in Clause 7. 11 Omkostninger i forbindelse med udstedelse af aktier 11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 12 Ophør af ansættelsesforholdet - Warrantindehavere, der er medarbejdere 12 Cease of Employment Status - War- rant Holders who are Employees 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Warrants skal være underlagt bestemmelserne i ligningslovens § 28. Warrants shall be subject to the provisions of Section 28 of the Danish Tax Assessment Act. 22-4068-1 C2.25 P668

9 14.2 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from this Agree- ment, the Warrants issued or the shares ac- quired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. 14.3 Warrantindehaver en er kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter- ing into this Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). * 10 December 2021 22-4068-1 C2.25 P669

BILAG 8. 4.B TIL VEDTÆGTER FOR EXHIBIT 8. 4.B TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S 22-4068-1 C2.25 P670

2 INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 FORMÅL ....................................................................................................... 3 1 PURPOSE ..................................................................................................... 3 2 TILDELING AF WARRANTS ............................................................................... 4 2 GRANT OF WARRANTS .................................................................................... 4 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 5 3 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 5 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 4 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 6 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 6 6 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 6 7 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 8 OMSÆTTELIGHED .......................................................................................... 7 8 TRANSFERABILITY ......................................................................................... 7 9 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 9 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 10 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 10 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 11 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 8 11 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 8 12 OPHØR AF ANSÆTTELSESFORHOLDET - WARRANTINDEHAVERE, DER ER MEDARBEJDERE ............................................................................................ 8 12 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 8 13 INSIDERHANDEL ........................................................................................... 8 13 INSIDER TRADING ......................................................................................... 8 14 SKATTEMÆSSIGE FORHOLD ............................................................................ 8 14 TAX IMPLICATIONS ........................................................................................ 8 15 SPROG ........................................................................................................ 9 15 LANGUAGE ................................................................................................... 9 22-4068-1 C2.25 P671

3 1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 5. april 2016 blev der i overensstemmelse med vedtægternes punkt 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand Pharma A/S (the "Company") on 5 April 2016, the following new provisions were adopted in ac- cordance with Articles 8.4 of the Articles of Association concerning the issuing of war- rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). 1.2 Bestyrelsen har besluttet at udstede op til 347.250 warrants i Selskabet til tegning af op til 347.250 aktier til kr. 1,00 (nominelt kr. 347.250) i henhold til vedtægternes punkt 8.4. 65.750 warrants udstedt under dette program er pr. 13. december 2019 bortfaldet. 1.500 warrants er udnyttet den 13. september 2019, 55.300 warrants er udnyttet den 22. november 2019, 14.625 warrants er udnyttet den 13. december 2019, 4.325 warrants er udnyttet den 20. marts 2020, 6.250 warrants er udnyttet den 15. april 2020, 52.750 warrants er udnyttet den 26. maj 2020, 27.000 warrants er udnyttet den 12. juni 2020, 14.250 warrants er udnyttet den 21. august 2020, 10.875 warrants er udnyttet den 11. september 2020, 4.500 warrants er udnyttet den 20. november 2020, 1.500 warrants er udnyttet den 11. december 2020, 3.875 warrants er udnyttet den 19. marts 2021, og 17.750 warrants er udnyttet den 9. april 2021. Programmet er udløbet, og dermed vil 47.000 warrants udløbe. The Board of Directors ha s decided to issue up to 347,250 Warrants in the Company for the subscription of up to 347,250 shares of DKK 1.00 (nominally DKK 347,250) accord- ing to Articles 8.4 of the Articles of Associa- tion. 65,750 warrants issued under this pro- gram has lapsed per 13 December 2019. 1,500 warrants were exercised on 13 Sep- tember 2019, 55,300 warrants were exer- cised on 22 November 2019, 14,625 war- rants were exercised on 13 December 2019, 4,325 warrants were exercised on 20 March 2020, 6,250 warrants were exercised on 15 April 2020, 52,750 warrants were exercised on 26 May 2020, 27,000 warrants were ex- ercised on 12 June 2020, 14.250 warrants were exercised on 21 August 2020, 10,875 warrants were exercised on 11 September 2020, 4,500 warrants were exercised on 20 November 2020, 1,500 warrants were exer- cised on 11 December 2020, 23,875 war- rants were exercised on 19 March 2021, and 17,750 warrants were exercised on 9 April 2021. The program has expired, thus 47,000 warrants will expire. 22-4068-1 C2.25 P672

4 1.3 Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaftale ("Warrantaftale"). The subscription of Warrants took place by electronically signing of warrant agreement (the "Warrant Agreement") 1.4 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C, til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bilag 8.1.A, som modificeret ved bilag 8.1.C: The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi- tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply: 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i "Aktionærportalen" på Selskabets hjemmeside, som vil være tilgængelig den 5. april 2016 ("Warrants") i overensstemmelse med vilkårene i Aftalen og Selskabets vedtægter. Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær- portalen" at the website of the Company on 5 April 2016 (the "Warrants") in accordance with the terms set forth in this Agreement and the Company's Articles of Association. 2.2 Tildeli ng af Warrants sker uden beregning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele- vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de- termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War- rants shall be kept. 22-4068-1 C2.25 P673

5 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 5. april 2019 til og med 5. april 2021 ("Udnyttelsesperioden") inden for de udnyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren. The Warrants may be exercised in the period from 5 April 2019 until (and including) 5 April 2021 ("Exercise Period") within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will auto- matically lapse and become void without any further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Warrantin dehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet tildelt Warrantindehaveren i henhold til Aftalen. The Warrant Holder is entitled to exercise all or part of his or her Warrants. However, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War- rants 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 22-4068-1 C2.25 P674

6 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyttelse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 142,45 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 142.45 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Aftalen. The Subscription Price may be regulated as set out in the Agreement. 6.3 Uanset bestemmelserne i Aftalen, kan Selskabet i tilfælde af, at Warrantindehaveren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant afregning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbagekøbe de pågældende Warrants fra Warrantindehaveren. Notwiths tanding anything set out in the Agreement, in the event that the Warrant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares in the Company to the Warrant Holder. Con- sequently, the Company will in such situation automatically buy back the relevant War- rants from the Warrant Holder. 6.4 Såfremt Selskabet beslutter at tilbagekøbe Warrants, skal Selskabet tilbagebetale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selskabet i forbindelse med afgivelsen af udnyttelsesmeddelelsen. Herudover skal Selskabet betale Warrantindehaveren et kontant beløb for hver Warrant, som udnyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehaverens If the Company decides to buy back War- rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver- age market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the 22-4068-1 C2.25 P675

7 afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Tegningskursen ("Kontantbeløbet"). Kontantbeløbet betales efter fradrag af A- skat og andre lovpligtige beløb, der skal indeholdes af Selskabet. Efter betaling er gennemført, skal de relevante Warrants betragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants. "Cash A mount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered trans- ferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants. 6.5 Såfremt Selskabet beslutter at tilbagekøbe Warrants og foretage kontant afregning i stedet for at udstede aktier i Selskabet, skal Selskabet underrette Warrantindehaveren herom inden 30 dage efter modtagelsen af udnyttelsesmeddelelsen. If the Company decides to buy back War- rants and make the settlement in cash in- stead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having re- ceived the exercise notice. 7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved udnyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse af 10 Capital Increase in connection 22-4068-1 C2.25 P676

8 Warrants with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse. In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. 10.2 Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 347.250 (op til 347.250 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7. The maximum increase of capital that may be subscribed on basis of Warrants is nomi- nally DKK 347,250 (up to 347,250 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi- mum amount may be increased or reduced in accordance with the provisions on adjust- ment set forth in Clause 7. 11 Omkostninger i forbindelse med udstedelse af aktier 11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 12 Ophør af ansættelsesforholdet - Warrantindehavere, der er medarbejdere 12 Cease of Employment Status - War- rant Holders who are Employees 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Warrants skal være underlagt bestemmelserne i ligningslovens § 28. Warrants shall be subject to the provisions of Section 28 of the Danish Tax Assessment Act. 22-4068-1 C2.25 P677

9 14.2 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from this Agree- ment, the Warrants issued or the shares ac- quired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. 14.3 Warrantindehaver en er kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter- ing into this Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). * 10 December 2021 22-4068-1 C2.25 P678

BILAG 8. 4.E TIL VEDTÆGTER FOR EXHIBIT 8. 4.E TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S 22-4068-1 C2.25 P679

2 INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 FORMÅL ....................................................................................................... 3 1 PURPOSE ..................................................................................................... 3 2 TILDELING AF WARRANTS ............................................................................... 4 2 GRANT OF WARRANTS .................................................................................... 4 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 5 3 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 5 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 4 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 6 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 6 6 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 6 6 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 6 7 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 8 OMSÆTTELIGHED .......................................................................................... 7 8 TRANSFERABILITY ......................................................................................... 7 9 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 8 9 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 8 10 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 8 10 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 8 11 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 8 11 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 8 12 OPHØR AF ANSÆTTELSESFORHOLDET - WARRANTINDEHAVERE, DER ER MEDARBEJDERE ............................................................................................ 8 12 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 8 13 INSIDERHANDEL ........................................................................................... 8 13 INSIDER TRADING ......................................................................................... 8 14 SKATTEMÆSSIGE FORHOLD ............................................................................ 9 14 TAX IMPLICATIONS ........................................................................................ 9 15 SPROG ........................................................................................................ 9 15 LANGUAGE ................................................................................................... 9 22-4068-1 C2.25 P680

3 1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 6. april 2017 blev der i overensstemmelse med vedtægternes punkt 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand Pharma A/S (the "Company") on 6 April 2017, the following new provisions were adopted in ac- cordance with Articles 8.4 of the Articles of Association concerning the issuing of war- rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). 1.2 Bestyrelsen har besluttet at udstede op til 424.000 warrants i Selskabet til tegning af op til 424.000 aktier til kr. 1,00 (nominelt kr. 424.000) i henhold til vedtægternes punkt 8.4. 133.900 warrants udstedt under dette program er pr. 10. december 2021 bortfaldet. 17.263 warrants er udnyttet den 15. april 2020, 38.121 warrants er udnyttet den 26. maj 2020, 14.495 warrants er udnyttet den 12. juni 2020, 8.050 er udnyttet den 21. august 2020, 2.976 warrants er udnyttet den 11. september 2020, 11.495 warrants er udnyttet den 20. no11.495 warrants er udnyttet den 20. november 2020, 3.250 warrants er udnyttet den 11. december 2020, 3.770 warrants er udnyttet den 19. marts 2021, 3.900 warrants er udnyttet den 9. april 2021, 2.000 warrants er udnyttet den 20. maj 2021, 4.395 warrants er udnyttet den 10. juni 2021, 1,854 warrants er udnyttet den 20. august 2021, 8.089 warrants er udnyttet den 10. september 2021, og 1.934 warrants er udnyttet den 19. November 2021. Som følge af dels The Board of Directors ha s decided to issue up to 424,000 Warrants in the Company for the subscription of up to 424,000 shares of DKK 1.00 (nominally DKK 424,000) accord- ing to Articles 8.4 of the Articles of Associa- tion. 133,900 warrants issued under this program has lapsed per 10 December 2021. 17,263 warrants were exercised on 15 April 2020, 38,121 warrants were exercised on 26 May 2020, 14,495 warrants were exercised on 12 June 2020, 8,050 warrants were exer- cised on 21 August 2020, 2,976 warrants were exercised on 11 September 2020, 11,495 warrants were exercised on 20 No- vember 2020, 3,250 warrants were exer- cised on 11 December 2020, 3,770 warrants were exercised on 19 March 2021, 3,900 warrants were exercised on 9 April 2021 , 2,000 warrants were exercised on 20 May 2021, 4,395 warrants were exercised on 10 June 2021, 1,854 warrants were exercised on 20 August 2021, 8,089 were exercised on 10 September 2021, and 1,934 warrants were exercised on 19 November 2021. As a result of exercise/lapse of warrants, the number of warrants available for exercise 22-4068-1 C2.25 P681

4 udnyttelse, dels bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 168.508 warrants has been reduced to 1 68 ,508 warr ants . 1.3 Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaftale ("Warrantaftale"). The subscription of Warrants took place by electronically signing of warrant agreement (the "Warrant Agreement") 1.4 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C, til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bilag 8.1.A, som modificeret ved bilag 8.1.C: The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi- tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply: 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i "Aktionærportalen" på Selskabets hjemmeside, som vil være tilgængelig den 6. april 2017 ("Warrants") i overensstemmelse med vilkårene i Aftalen og Selskabets vedtægter. Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær- portalen" at the website of the Company on 6 April 2017 (the "Warrants") in accordance with the terms set forth in this Agreement and the Company's Articles of Association. 2.2 Tildeling af Warrants sker uden beregning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele- vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de- termined in Clause 6. 22-4068-1 C2.25 P682

5 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War- rants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 6. april 2020 til og med 6. april 2022 ("Udnyttelsesperioden") inden for de udnyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren. The Warrants may be exercised in the period from 6 April 2020 until (and including) 6 April 2022 ("Exercise Period") within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will auto- matically lapse and become void without any further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet tildelt Warrantindehaveren i henhold til Aftalen. The Warrant Holder is entitled to exercise all or part of his or her Warrants. However, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War- rants 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 22-4068-1 C2.25 P683

6 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyttelse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 135,30 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 135.30 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Aftalen. The Subscription Price may be regulated as set out in the Agreement. 6.3 Uanset bestemmelserne i Aftalen, kan Selskabet i tilfælde af, at Warrantindehaveren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant afregning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbagekøbe de pågældende Warrants fra Warrantindehaveren. Notwiths tanding anything set out in the Agreement, in the event that the Warrant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares in the Company to the Warrant Holder. Con- sequently, the Company will in such situation automatically buy back the relevant War- rants from the Warrant Holder. 6.4 Såfremt Selskabet beslutter at tilbagekøbe Warrants, skal Selskabet tilbagebetale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selskabet i forbindelse med afgivelsen af udnyttelsesmeddelelsen. Herudover skal Selskabet betale Warrantindehaveren et kontant beløb for hver Warrant, som udnyttes af If the Company decides to buy back War- rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver- age market price per Share on the date on 22-4068-1 C2.25 P684

7 Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehaverens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Tegningskursen ("Kontantbeløbet"). Kontantbeløbet betales efter fradrag af A- skat og andre lovpligtige beløb, der skal indeholdes af Selskabet. Efter betaling er gennemført, skal de relevante Warrants betragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants. which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered trans- ferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants. 6.5 Såfremt Selskabet beslutter at tilbagekøbe Warrants og foretage kontant afregning i stedet for at udstede aktier i Selskabet, skal Selskabet underrette Warrantindehaveren herom inden 30 dage efter modtagelsen af udnyttelsesmeddelelsen. If the Company decides to buy back War- rants and make the settlement in cash in- stead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having re- ceived the exercise notice. 7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 22-4068-1 C2.25 P685

8 9 Vilkår for nye aktier udstedt ved udnyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse af Warrants 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse. In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. 10.2 Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 424.000 (op til 424.000 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7. The maximum increase of capital that may be subscribed on basis of Warrants is nomi- nally DKK 424,000 (up to 424,000 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi- mum amount may be increased or reduced in accordance with the provisions on adjust- ment set forth in Clause 7. 11 Omkostninger i forbindelse med udstedelse af aktier 11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 12 Ophør af ansættelsesforholdet - Warrantindehavere, der er medarbejdere 12 Cease of Employment Status - War- rant Holders who are Employees 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 22-4068-1 C2.25 P686

9 14 Skattemæssige forhold 14 Tax Implications 14.1 Warrants skal være underlagt bestemmelserne i ligningslovens § 7 P. Warrants shall be subject to the provisions of Section 7 P of the Danish Tax Assessment Act. 14.2 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from this Agree- ment, the Warrants issued or the shares ac- quired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. 14.3 Wa rrantindehaver en er kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter- ing into this Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). * 10 De cember 2021 22-4068-1 C2.25 P687

BILAG 8. 4.I TIL VEDTÆGTER FOR EXHIBIT 8. 4.I TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S 22-4068-1 C2.25 P688

2 INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 FORMÅL ....................................................................................................... 3 1 PURPOSE ..................................................................................................... 3 2 TILDELING AF WARRANTS ............................................................................... 4 2 GRANT OF WARRANTS .................................................................................... 4 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 3 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 4 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 6 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 6 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 7 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 8 OMSÆTTELIGHED .......................................................................................... 7 8 TRANSFERABILITY ......................................................................................... 7 9 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 9 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 10 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 10 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 11 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 8 11 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 8 12 OPHØR AF ANSÆTTELSESFORHOLDET - WARRANTINDEHAVERE, DER ER MEDARBEJDERE ............................................................................................ 8 12 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 8 13 INSIDERHANDEL ........................................................................................... 8 13 INSIDER TRADING ......................................................................................... 8 14 SKATTEMÆSSIGE FORHOLD ............................................................................ 8 14 TAX IMPLICATIONS ........................................................................................ 8 15 SPROG ........................................................................................................ 9 15 LANGUAGE ................................................................................................... 9 22-4068-1 C2.25 P689

3 1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 22. maj 2018 blev der i overensstemmelse med vedtægternes punkt 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand Pharma A/S (the "Company") on 22 May 2018, the following new provisions were adopted in ac- cordance with Articles 8.4 of the Articles of Association concerning the issuing of war- rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). 1.2 Bestyrelsen har besluttet at udstede op til 515.500 warrants i Selskabet til tegning af op til 515.500 aktier til kr. 1,00 (nominelt kr. 515.500) i henhold til vedtægternes punkt 8.4. 97.500 warrants udstedt under dette program er pr. 13. december 2019 bortfaldet. 106.500 warrants udstedt under dette program er pr. 10. september 2021 bortfaldet. 85.601 warrants er udnyttet den 10. juni 2021, 7,257 warrants er udnyttet den 20. august 2021, 14.000 warrants er udnyttet den 10. september 2021, 1.934 warrants er udnyttet den 19. November 2021 og 5.400 warrants er udnyttet den 10. December 2021. Som følge af dels udnyttelse, dels bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 291.631 warrants. The Board of Directors ha s decided to issue up to 515,500 Warrants in the Company for the subscription of up to 515,500 shares of DKK 1.00 (nominally DKK 515,500) accord- ing to Articles 8.4 of the Articles of Associa- tion. 97,500 warrants issued under this pro- gram has lapsed per 13 December 2019. 106,500 warrants issued under this program has lapsed per 10 September 2021. 85,601 warrants were exercised on 10 June 2021, 7,257 warrants were exercised on 20 August 2021, 14,000 warrants were exercised on 10 September 2021, 1.934 warrants were exer- cised on 19 November 2021 and 5,400 war- rants were exercised on 10 December 2021. As a result of exercise/lapse of warrants, the number of warrants available for exercise has been reduced to 291,631 warrants. 1.3 Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaftale ("Warrantaftale"). The subscription of Warrants took place by electronically signing of warrant agreement (the "Warrant Agreement") 1.4 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som The Warrants entitle the Warrant Holder to 22-4068-1 C2.25 P690

4 modificeret ved bilag 8.1.C , til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bilag 8.1.A, som modificeret ved bilag 8.1.C: subscribe for shares on the terms and condi- tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply: 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i "Aktionærportalen" på Selskabets hjemmeside, som vil være tilgængelig den 22. maj 2018 ("Warrants") i overensstemmelse med vilkårene i Aftalen og Selskabets vedtægter. Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær- portalen" at the website of the Company on 22 May 2018 (the "Warrants") in accordance with the terms set forth in this Agreement and the Company's Articles of Association. 2.2 Tildeling af Warrants sker uden beregning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele- vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de- termined in Clause 6. 2.4 I forbindelse med Selskabets akti ebog skal der føres en fortegnelse over samtlige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War- rants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 22 . maj 2021 til og med 22. maj 2023 The Warrants may be exercised in the period from 22 May 2021 until (and including) 22 22-4068-1 C2.25 P691

5 ("Udnyttelses pe rioden") inden for de udnyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren. May 202 3 ("Exercise Period") within the win- dows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Wa rrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet tildelt Warrantindehaveren i henhold til Aftalen. The W arrant Holder is entitled to exercise all or part of his or her Warrants. However, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War- rants 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyttelse af Warrants 6 Subscription Price for Shares in connection with the Exercise of 22-4068-1 C2.25 P692

6 Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 100,80 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 100.80 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Aftalen. The Subscription Price may be regulated as set out in the Agreement. 6.3 Uanset bestemmelserne i Aftalen, kan Selskabet i tilfælde af, at Warrantindehaveren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant afregning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbagekøbe de pågældende Warrants fra Warrantindehaveren. Notwiths tanding anything set out in the Agreement, in the event that the Warrant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares in the Company to the Warrant Holder. Con- sequently, the Company will in such situation automatically buy back the relevant War- rants from the Warrant Holder. 6.4 Såfremt Selskabet beslutter at tilbagekøbe Warrants, skal Selskabet tilbagebetale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selskabet i forbindelse med afgivelsen af udnyttelsesmeddelelsen. Herudover skal Selskabet betale Warrantindehaveren et kontant beløb for hver Warrant, som udnyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehaverens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Tegningskursen ("Kontantbeløbet"). Kontantbeløbet betales efter fradrag af A- If the Company decides to buy back War- rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver- age market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the 22-4068-1 C2.25 P693

7 skat og andre lovpligtige beløb, der skal indeholdes af Selskabet. Efter betaling er gennemført, skal de relevante Warrants betragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants. relevant Warrants shall be considered trans- ferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants. 6.5 Såfremt Selskabet beslutter at tilbagekøbe Warrants og foretage kontant afregning i stedet for at udstede aktier i Selskabet, skal Selskabet underrette Warrantindehaveren herom inden 30 dage efter modtagelsen af udnyttelsesmeddelelsen. If the Company decides to buy back War- rants and make the settlement in cash in- stead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having re- ceived the exercise notice. 7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved udnyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse af Warrants 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af In the event that the Warrant Holder gives notification on time of the exercise of the 22-4068-1 C2.25 P694

8 Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse. Warrants, the Company shall carry out the relating increase of capital. 10.2 Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 515.500 (op til 515.500 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7. The maximum increase of capital that may be subscribed on basis of Warrants is nomi- nally DKK 515,500 (up to 515,500 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi- mum amount may be increased or reduced in accordance with the provisions on adjust- ment set forth in Clause 7. 11 Omkostninger i forbindelse med udstedelse af aktier 11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 12 Ophør af ansættelsesforholdet - Warrantindehavere, der er medarbejdere 12 Cease of Employment Status - War- rant Holders who are Employees 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Warrants skal være underlagt bestemmelserne i ligningslovens § 7 P. Warrants shall be subject to the provisions of Section 7 P of the Danish Tax Assessment Act. 14.2 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem All tax obligations and consequences to the Warrant Holder resulting from this Agree- ment, the Warrants issued or the shares ac- quired by the exercise of such Warrants, are 22-4068-1 C2.25 P695

9 udn yttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende. the sole responsibility of the Warrant Holder and of no concern to the Company. 14.3 Wa rrantindehaver en er kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter- ing into this Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). * 10 December 2021 22-4068-1 C2.25 P696

BILAG 8. 4.K TIL VEDTÆGTER FOR EXHIBIT 8. 4.K TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S 22-4068-1 C2.25 P697

2 INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 FORMÅL ....................................................................................................... 3 1 PURPOSE ..................................................................................................... 3 2 TILDELING AF WARRANTS ............................................................................... 3 2 GRANT OF WARRANTS .................................................................................... 3 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 3 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 4 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 6 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 6 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 7 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 8 OMSÆTTELIGHED .......................................................................................... 7 8 TRANSFERABILITY ......................................................................................... 7 9 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 9 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 10 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 10 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 11 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 7 11 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 7 12 OPHØR AF ANSÆTTELSESFORHOLDET ............................................................... 8 12 CEASE OF EMPLOYMENT STATUS ...................................................................... 8 13 INSIDERHANDEL ........................................................................................... 9 13 INSIDER TRADING ......................................................................................... 9 14 SKATTEMÆSSIGE FORHOLD ............................................................................ 9 14 TAX IMPLICATIONS ........................................................................................ 9 15 SPROG ...................................................................................................... 10 15 LANGUAGE ................................................................................................. 10 22-4068-1 C2.25 P698

3 1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 15. oktober 2018 blev der i overensstemmelse med vedtægternes punkt 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand Pharma A/S (the "Company") on 15 October 2018, the following new provisions were adopted in accordance with Article 8.4 of the Articles of Association concerning the issuing of war- rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). 1.2 Bestyrelsen har besluttet at udstede op til 40.000 warrants i Selskabet til tegning af op til 40.000 aktier til kr. 1,00 (nominelt kr. 40.000) i henhold til vedtægternes punkt 8.4. 40.000 warrants er udnyttet 19. November 2021. Som følge af udnyttelse er der ikke flere udestående warrants, der kan udnyttes. The Board of Directors ha s decided to issue up to 40,000 Warrants in the Company for the subscription of up to 40,000 shares of DKK 1.00 (nominally DKK 40,000) according to Article 8.4 of the Articles of Association. 40,000 warrants were exercised on 19 No- vember 2021. As a result of exercise, no warrants are left available of exercise. 1.3 Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaftale ("Warrantaftale"). The subscription of Warrants took place by electronically signing of warrant agreement (the "Warrant Agreement") 1.4 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bilag 8.1.A som modificeret ved bilag 8.1.C: Th e Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi- tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply: 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i "Aktionærportalen" Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the 22-4068-1 C2.25 P699

4 på Selskabets hjemmeside, som vil være tilgængelig den 15. oktober 2018 ("Warrants") i overensstemmelse med vilkårene i Aftalen og Selskabets vedtægter. Warrant Holder made available at "Aktionær- portalen" at the website of the Company on 15 October 2018 (the "Warrants") in accord- ance with the terms set forth in this Agree- ment and the Company's Articles of Associa- tion. 2.2 Tildeling af Warrants sker uden beregning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele- vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de- termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants. In connection with the C ompany's register of shareholders, a register of all issued War- rants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 15 . oktober 2021 til og med 15. oktober 2023 ("Udnyttelsesperioden") inden for de udnyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren. The Warrants may be exercised in the period from 15 October 2021 until (and including) 15 October 2023 ("Exercise Period") within the windows set forth in Clause 3.2. War- rants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual 22-4068-1 C2.25 P700

5 enten Selskabets års regnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder). report or quarterly or semi -annual reports (respectively 3, 6 and 9 months). 3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet tildelt Warrantindehaveren i henhold til Aftalen. The Warrant Holder is entitled to exercise all or part of his or her Warrants, however, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War- rants 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyttelse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 90,00 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 90.00 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Aftalen. The Subscription Price may be regulated as set out in the Agreement. 6.3 Uanset bestemmelserne i Aftalen, kan Selskabet i tilfælde af, at Warrantindehaveren ønsker at udnytte Notwiths tanding anything set out in the Agreement, in the event that the Warrant Holder gives notice that the Warrant Holder 22-4068-1 C2.25 P701

6 Warrants, efter eget skøn beslutte at foretage kontant afregning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbagekøbe de pågældende Warrants fra Warrantindehaveren. wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares in the Company to the Warrant Holder. Con- sequently, the Company will in such situation automatically buy back the relevant War- rants from the Warrant Holder 6.4 Såfremt Selskabet beslutter at tilbagekøbe Warrants, skal Selskabet tilbagebetale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selskabet i forbindelse med afgivelsen af udnyttelsesmeddelelsen. Herudover skal Selskabet betale Warrantindehaveren et kontant beløb for hver Warrant, som udnyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehaverens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Tegningskursen ("Kontantbeløbet"). Kontantbeløbet betales efter fradrag af A- skat og andre lovpligtige beløb, der skal indeholdes af Selskabet. Efter betaling er gennemført, skal de relevante Warrants betragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants. If the Company decides to buy back War- rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver- age market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered trans- ferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants. 6.5 Såfremt Selskabet beslutter at tilbagekøbe Warrants og foretage kontant afregning i stedet for at udstede aktier i Selskabet, skal Selskabet underrette Warrantindehaveren herom inden 30 If the Company dec ides to buy back War- rants and make the settlement in cash in- stead of delivering shares in the Company, the Company must inform the Warrant 22-4068-1 C2.25 P702

7 dage efter modtagelsen af udnyttelsesmeddelelsen. Holder hereof within 30 days after having re- ceived the exercise notice. 7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved udnyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse af Warrants 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse. In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. 10.2 Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 40.000 (op til 40.000 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7. The maximum increase of capital that may be subscribed on basis of Warrants is nomi- nally DKK 40,000 (up to 40,000 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi- mum amount may be increased or reduced in accordance with the provisions on adjust- ment set forth in Clause 7. 11 Omkostninger i forbindelse med 11 Costs related to the Issue of 22-4068-1 C2.25 P703

8 udstedelse af aktier Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 12 Ophør af ansættelsesforholdet 12 Cease of Employment Status 12.1 Hvis Warrantindehaveren opsiger ansættelsesforholdet, der er indgået med Selskabet, hvis ansættelseskontrakten opsiges af Selskabet begrundet i Warrantindehaverens grove misligholdelse af ansættelsesforholdet, eller hvis Warrantindehaveren har givet anledning til at blive lovligt bortvist, bortfalder samtlige uudnyttede Warrants - uanset om de kan udnyttes eller ej (er "modnede") - straks og uden kompensation. If the Warrant Holder terminates the em- ployment with the Employer, if the employ- ment is terminated by the Employer due to the Warrant Holder's material breach of the employment relationship or if the Warrant Holder has been dismissed summarily in a legitimate way due to cause, all un-exercised warrants - whether the Warrants have be- come exercisable or not ("vested") - will lapse immediately without any compensation being payable. 22-4068-1 C2.25 P704

9 12.2 Hvis Selskabet opsiger ansættelsesforholdet, og opsigelsen ikke skyldes Warrantindehaverens grove misligholdelse af ansættelsesforholdet eller lovlig bortvisning af Warrantindehaveren eller Warrantindehaverens død, kan Warrants, som er modnede (se punkt 12.3) på tidspunktet for udløbet af opsigelsesperioden, udnyttes senest inden for det førstkommende ordinære udnyttelsesvindue efter udløbet af opsigelsesperioden. Warrants, der ikke udnyttes som beskrevet i dette punkt 12.2, bortfalder uden kompensation. Det præciseres, at Warrants, som ikke er modnede ved opsigelsesperiodens udløb, bortfalder uden kompensation til Warrantindehaveren. If the Employer terminates the employment and this is not due to the Warrant Holder's material breach of the employment relation- ship or to the Warrant Holder having been dismissed summarily in a legitimate way or if the Warrant Holder dies, Warrants that have vested (see Clause 12.3) on the date of termination of notice being served may be exercised at the latest in the first ordinary exercise window following the date of the termination notice being served. Warrants not exercised as set out in this Clause 0 will lapse without any compensation being paya- ble. For the avoidance of doubt, Warrants that are not vested on the date of the termi- nation notice being served shall lapse with- out any compensation being payable to the Warrant Holder. 12.3 Warrants shall vest monthly starting on 15 October 2018 and ending on 15 Octo- ber 2021. Warrants shall vest monthly starting on 15 October 2018 and ending on 15 October 2021. 12.4 Hvis Warrantindehaveren opsiger ansættelsesforholdet, og opsigelsen skyldes grov misligholdelse fra Selskabets side, er Warrantindehaveren berettiget til at udnytte Warrrants i henhold til betingelserne i Aftalen, som om Warrantindehaveren stadig var ansat i Selskabet. If the Warrant Holder terminates the em- ployment and the termination is due to the material breach by the Employer, the War- rant Holder is entitled to exercise Warrants in accordance with the terms set out in this Agreement as if the Warrant Holder was still employed with the Company. 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 22-4068-1 C2.25 P705

10 14.1 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from this Agree- ment, the Warrants issued or the shares ac- quired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. 14.2 Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter- ing into this Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). * 10 December 2021 22-4068-1 C2.25 P706

BILAG 8. 4.L TIL VEDTÆGTER FOR EXHIBIT 8. 4.L TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S 22-4068-1 C2.25 P707

2 INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 FORMÅL ....................................................................................................... 3 1 PURPOSE ..................................................................................................... 3 2 TILDELING AF WARRANTS ............................................................................... 4 2 GRANT OF WARRANTS .................................................................................... 4 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 3 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 4 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 6 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 6 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 7 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 8 OMSÆTTELIGHED .......................................................................................... 7 8 TRANSFERABILITY ......................................................................................... 7 9 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 9 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 10 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 10 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 11 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 8 11 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 8 12 OPHØR AF ANSÆTTELSESFORHOLDET - WARRANTINDEHAVERE, DER ER MEDARBEJDERE ............................................................................................ 8 12 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 8 13 INSIDERHANDEL ........................................................................................... 8 13 INSIDER TRADING ......................................................................................... 8 14 SKATTEMÆSSIGE FORHOLD ............................................................................ 8 14 TAX IMPLICATIONS ........................................................................................ 8 15 SPROG ........................................................................................................ 9 15 LANGUAGE ................................................................................................... 9 22-4068-1 C2.25 P708

3 1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 10. april 2019 blev der i overensstemmelse med vedtægternes punkt 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand Pharma A/S (the "Company") on 10 April 2019, the following new provisions were adopted in ac- cordance with Articles 8.4 of the Articles of Association concerning the issuing of war- rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). 1.2 Bestyrelsen har besluttet at udstede op til 397.750 warrants i Selskabet til tegning af op til 397.750 aktier til kr. 1,00 (nominelt kr. 397.750) i henhold til vedtægternes punkt 8.4. 17.500 warrants udstedt under dette program er pr. 13. december 2019 bortfaldet. 63.500 warrants udstedt under dette program er pr. 10. december 2021 bortfaldet. Som følge af bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 334.250 warrants. The Board of Directors ha s decided to issue up to 397,750 Warrants in the Company for the subscription of up to 397,750 shares of DKK 1.00 (nominally DKK 397,750) accord- ing to Articles 8.4 of the Articles of Associa- tion. 63,500 warrants issued under this pro- gram has lapsed per 10 December 2021. 48,500 warrants issued under this program has lapsed per 10 December 2021. As a re- sult of lapse of warrants, the number of war- rants available for exercise has been reduced to 334,250 warrants. 1.3 Tegning af Warrants har fundet sted ved elektronisk underskrivelse af warrantaftale ("Warrantaftale"). The subscription of Warrants took place by electronically signing of warrant agreement (the "Warrant Agreement") 1.4 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C, til Selskabets vedtægter anførte vilkår, således gælder endvidere følgende modifikationer til bilag 8.1.A, som modificeret ved bilag 8.1.C: The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi- tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. Furthermore, the following amendments to exhibit 8.1.A, as amended by exhibit 8.1.C shall apply: 22-4068-1 C2.25 P709

4 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i "Aktionærportalen" på Selskabets hjemmeside, som vil være tilgængelig den 10. april 2019 ("Warrants") i overensstemmelse med vilkårene i Aftalen og Selskabets vedtægter. Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær- portalen" at the website of the Company on 10 April 2019 (the "Warrants") in accordance with the terms set forth in this Agreement and the Company's Articles of Association. 2.2 Tildeling af Warrants sker uden beregning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele- vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de- termined in Clause 6. 2.4 I forbindelse med Selskabets akti ebog skal der føres en fortegnelse over samtlige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War- rants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 10 . april 2022 til og med 10. april 2024 ("Udnyttelsesperioden") inden for de udnyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden The Warrants may be exercised in the period from 10 April 2022 until (and including) 10 April 2024 ("Exercise Period") within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will auto- matically lapse and become void without any further notice and/or compensation to the Warrant Holder. 22-4068-1 C2.25 P710

5 yderligere varsel og/eller kompensation til Warrantindehaveren. 3.2 Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Warrantin dehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet tildelt Warrantindehaveren i henhold til Aftalen. The Warrant Holder is entitled to exercise all or part of his or her Warrants. However, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with this Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War- rants 4.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyttelse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 127,00 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 127.00 (the "Subscription 22-4068-1 C2.25 P711

6 Price"). 6.2 Tegningskursen kan reguleres som anført i Aftalen. The Subscription Price may be regulated as set out in the Agreement. 6.3 Uanset bestemmelserne i Aftalen, kan Selskabet i tilfælde af, at Warrantindehaveren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant afregning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbagekøbe de pågældende Warrants fra Warrantindehaveren. Notwiths tanding anything set out in the Agreement, in the event that the Warrant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issuing shares in the Company to the Warrant Holder. Con- sequently, the Company will in such situation automatically buy back the relevant War- rants from the Warrant Holder. 6.4 Såfremt Selskabet beslutter at tilbagekøbe Warrants, skal Selskabet tilbagebetale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selskabet i forbindelse med afgivelsen af udnyttelsesmeddelelsen. Herudover skal Selskabet betale Warrantindehaveren et kontant beløb for hver Warrant, som udnyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehaverens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Tegningskursen ("Kontantbeløbet"). Kontantbeløbet betales efter fradrag af A- skat og andre lovpligtige beløb, der skal indeholdes af Selskabet. Efter betaling er gennemført, skal de relevante Warrants betragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen If the Company decides to buy back War- rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver- age market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered trans- ferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants. 22-4068-1 C2.25 P712

7 rettigheder vedrørende med disse Warrants. 6.5 Så fremt Selskabet beslutter at tilbagekøbe Warrants og foretage kontant afregning i stedet for at udstede aktier i Selskabet, skal Selskabet underrette Warrantindehaveren herom inden 30 dage efter modtagelsen af udnyttelsesmeddelelsen. If the Company decid es to buy back War- rants and make the settlement in cash in- stead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having re- ceived the exercise notice. 7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved udnyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse af Warrants 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse. In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. 10.2 Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 397.750 (op til 397.750 The maximum increase of capital that may be subscribed on basis of Warrants is nomi- nally DKK 397,750 (up to 397,750 shares at 22-4068-1 C2.25 P713

8 akt ier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7. DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi- mum amount may be increased or reduced in accordance with the provisions on adjust- ment set forth in Clause 7. 11 Omkostninger i forbindelse med udstedelse af aktier 11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 12 Ophør af ansættelsesforholdet - Warrantindehavere, der er medarbejdere 12 Cease of Employment Status - War- rant Holders who are Employees 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Warrants skal være underlagt bestemmelserne i ligningslovens § 7 P. Warrants shall be subject to the provisions of Section 7 P of the Danish Tax Assessment Act. 14.2 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from this Agree- ment, the Warrants issued or the shares ac- quired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. 14.3 Wa rrantindehaver en er kraftigt opfordret til at søge skattemæssig rådgivning i The Warrant Holder is strongly encouraged 22-4068-1 C2.25 P714

9 forbindelse med indgåelsen af Warrantaftalen. to seek tax advice in connection with enter- ing into this Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). * 10 December 2021 22-4068-1 C2.25 P715

BILAG 8. 4.M TIL VEDTÆGTER FOR EXHIBIT 8. 4.M TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S 22-4068-1 C2.25 P716

2 INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 FORMÅL ....................................................................................................... 3 1 PURPOSE ..................................................................................................... 3 2 TILDELING AF WARRANTS ............................................................................... 3 2 GRANT OF WARRANTS .................................................................................... 3 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 3 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 4 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 6 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 6 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 7 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 8 OMSÆTTELIGHED .......................................................................................... 7 8 TRANSFERABILITY ......................................................................................... 7 9 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 9 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 10 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 10 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 11 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 8 11 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 8 12 OPHØR AF ANSÆTTELSESFORHOLDET - WARRANTINDEHAVERE, DER ER MEDARBEJDERE ............................................................................................ 8 12 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 8 13 INSIDERHANDEL ........................................................................................... 9 13 INSIDER TRADING ......................................................................................... 9 14 SKATTEMÆSSIGE FORHOLD ............................................................................ 9 14 TAX IMPLICATIONS ........................................................................................ 9 15 SPROG ...................................................................................................... 10 15 LANGUAGE ................................................................................................. 10 22-4068-1 C2.25 P717

3 1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 13. juni 2019 blev der i overensstemmelse med vedtægternes punkt 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand Pharma A/S (the "Company") on 13 June 2019, the following new provisions were adopted in ac- cordance with Articles 8.4 of the Articles of Association concerning the issuing of war- rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). 1.2 Bestyrelsen har besluttet at udstede op til 168.388 warrants i Selskabet til tegning af op til 168.388 aktier til kr. 1,00 (nominelt kr. 168.388) i henhold til vedtægternes punkt 8.4. 26.716 warrants udstedt under dette program er pr. 13. december 2019 bortfaldet. Som følge af bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 141.672 warrants. The Board of Directors ha s decided to issue up to 168,388 Warrants in the Company for the subscription of up to 168,388 shares of DKK 1.00 (nominally DKK 168,388) accord- ing to Articles 8.4 of the Articles of Associa- tion. 26,716 warrants issued under this pro- gram has lapsed per 13 December 2019. As a result of lapse of warrants, the number of warrants available for exercise has been re- duced to 141,672 warrants. 1.3 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C, til Selskabets vedtægter anførte vilkår. The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi- tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i "Aktionærportalen" på Selskabets hjemmeside, som vil være tilgængelig den 13. juni 2019 ("Warrants") i overensstemmelse med Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær- portalen" at the website of the Company on 13 June 2019 (the "Warrants") in accordance with the terms set forth in the warrant 22-4068-1 C2.25 P718

4 vilkårene i den /de warrantaftale (r), hvor tegning af Warrants i henhold til dette bilag har fundet sted ("Warrantaftalen") og Selskabets vedtægter. agreement (s) whereby subscription for the Warrants in accordance with this exhibit has/have taken place (the "Warrant Agree- ment") and the Company's Articles of Asso- ciation. 2.2 Tildeling af Warrants sker uden beregning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt 3 - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele- vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de- termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War- rants shall be kept. 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Warrants kan udnyttes i perioden fra 13. juni 2022 til og med 13. juni 2024 ("Udnyttelsesperioden") inden for de udnyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren. The Warrants may be exercised in the period from 13 June 2022 until (and including) 13 June 2024 ("Exercise Period") within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will auto- matically lapse and become void without any further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelsesvindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports 22-4068-1 C2.25 P719

5 perioderegnskab (henholdsvis 3, 6 eller 9 måneder). (respectively 3, 6 and 9 months). 3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet tildelt Warrantindehaveren i henhold til Warrantaftalen. The Warrant Holder is entitled to exercise all or part of his or her Warrants. However, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with the Warrant Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War- rants 4.1 Se bilag 8.1.A , som skal finde anvendelse med den modifikation at henvisningen deri til § 31-32 i værdipapirhandelsloven skal erstattes med en henvisning til § 44- 47 i kapitalmarkedsloven See exhibit 8.1.A , which shall apply with the modification that the reference therein to Section 31-32 of the Danish Securities Trad- ing Act shall be replaced by a reference to Section 44-47 of the Danish Capital Markets Act. 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyttelse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 138,60 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 138.60 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Warrantaftalen. The Subscription Price may be regulated as 22-4068-1 C2.25 P720

6 set out in the Warrant Agreement . 6.3 Uanset bestemmelserne i Warrantaftalen , kan Selskabet i tilfælde af, at Warrantindehaveren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant afregning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbagekøbe de pågældende Warrants fra Warrantindehaveren. Notwiths tanding anything set out in the War- rant Agreement, in the event that the War- rant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issu- ing shares in the Company to the Warrant Holder. Consequently, the Company will in such situation automatically buy back the relevant Warrants from the Warrant Holder. 6.4 Såfremt Selskabet beslutter at tilbagekøbe Warrants, skal Selskabet tilbagebetale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selskabet i forbindelse med afgivelsen af udnyttelsesmeddelelsen. Herudover skal Selskabet betale Warrantindehaveren et kontant beløb for hver Warrant, som udnyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehaverens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Tegningskursen ("Kontantbeløbet"). Kontantbeløbet betales efter fradrag af A- skat og andre lovpligtige beløb, der skal indeholdes af Selskabet. Efter betaling er gennemført, skal de relevante Warrants betragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants. If the Company decides to buy back War- rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver- age market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered trans- ferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants. 22-4068-1 C2.25 P721

7 6.5 Såfremt Selskabet beslutter at tilbagekøbe Warrants og foretage kontant afregning i stedet for at udstede aktier i Selskabet, skal Selskabet underrette Warrantindehaveren herom inden 30 dage efter modtagelsen af udnyttelsesmeddelelsen. If the Company decides to buy back War- rants and make the settlement in cash in- stead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having re- ceived the exercise notice. 7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved udnyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse af Warrants 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse. In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. 10.2 Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 168.388 (op til 168.388 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til The maximum increase of capital that may be subscribed on basis of Warrants is nomi- nally DKK 168,388 (up to 168,388 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi- mum amount may be increased or reduced 22-4068-1 C2.25 P722

8 bestemmelserne om regulering i punkt 7. in accordance with the provisions o n adjust- ment set forth in Clause 7. 11 Omkostninger i forbindelse med udstedelse af aktier 11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 12 Ophør af ansættelsesforholdet - Warrantindehavere, der er medarbejdere 13 Ce ssation o f Employment Status - Warrant Holders who are Employ- ees 13.1 Hvis Warrantindehaveren opsiger sit ansættelsesforhold ved Selskabet eller hvis ansættelsesforholdet ophæves af Selskabet som følge af Warrantindehaverens væsentlige misligholdelse af ansættelsesforholdet eller hvis Warrantindehaveren bortvises af lovlig grund bortfalder alle uudnyttede warrants - uanset om Warrants er vestede eller ej - med øjeblikkelig virkning og uden kompensation. If the Warrant Holder terminates the em- ployment with the Company or if the employ- ment is terminated by the Company due to the Warrant Holder's material breach of the employment relationship or if the Warrant Holder has been dismissed summarily in a legitimate way due to cause, all unexercised warrants - whether the Warrants vested or not - will lapse immediately without any compensation being payable. 13.2 Hvis Sel skabet ophæver ansættelsesforholdet og dette ikke skyldes Warrantindehaverens væsentlige misligholdelse af ansættelsesforholdet eller lovlig bortvisning af Warrantindehaveren eller hvis Warrantindehaveren dør, kan Warrants der er vestede (se punkt 13.4) på datoen for levering af meddelelse om ophævelse udnyttes senest i det ordinære udnyttelsesvindue der falder senest 6 måneder efter datoen for Selskabets levering af meddelelse om ophævelse eller på datoen for Warrantindehaverens If the Company terminates the employment and this is not due to the Warrant Holder's material breach of the employment relation- ship or to the Warrant Holder having been dismissed summarily in a legitimate way or if the Warrant Holder dies, Warrants that have vested (see Clause 13.4) on the date of termination of notice being served may be exercised at the latest in the ordinary exer- cise window falling no later than 6 months after the date of the termination notice being served by the Company or the date on which the Warrant Holder dies. Warrants not exer- cised as set out in this Clause 13.2 will lapse 22-4068-1 C2.25 P723

9 død. Warrants der ikke udnyttes som angivet i dette punkt 13.2 vil bortfalde uden betaling af kompensation. Det præciseres, at Warrants som ikke er vestede på tidspunktet for levering af meddelelse om ophævelse, skal bortfalde uden kompensation til Warrantindehaveren. without any compensation bein g payable. For the avoidance of doubt, Warrants that are not vested on the date of the termination notice being served shall lapse without any compensation being payable to the Warrant Holder. 13.3 Hvis Warrantindehaveren opsiger ansættelsesforholdet, og opsigelsen skyldes Selskabets væsentlige misligholdelse, er Warrantindehaveren berettiget til at udnyttede Warrants i overensstemmelse med vilkårene i dette bilag, som om Warrantindehaveren stadig var ansat i Selskabet. If the Warrant Holder terminates the em- ployment and the termination is due to the material breach by the Company, the War- rant Holder is entitled to exercise Warrants in accordance with the terms set out in these Articles of Association as if the Warrant Holder was still employed with the Company. 13.4 Warrants vester den 13. juni 2022. Warrants shall vest on 13 June 20 22. 14 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Warrants skal være underlagt bestemmelserne i ligningslovens § 7 P. Warrants shall be subject to the provisions of Section 7 P of the Danish Tax Assessment Act. 14.2 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from the Warrant Agreement, the Warrants issued or the shares acquired by the exercise of such War- rants, are the sole responsibility of the War- rant Holder and of no concern to the Com- pany. 22-4068-1 C2.25 P724

10 14.3 Parterne er enige om, at værdien af hver enkelt warrant er kr. 45,04, og at den samlede værdi af tildelte warrants er kr. 7.584.195,52 multipliceret med det samlede antal af udstedte warrants. The Parties agree that the value of each War- rant is DKK 45.04 and that the total value of the Warrants granted, is the value of each Warrant DKK 7,584,195.52 multiplied with the total number of Warrants granted. 14.4 Warrantindehaver en er kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter- ing into the Warrant Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). * 10 December 2021 22-4068-1 C2.25 P725

BILAG 8. 4.N TIL VEDTÆGTER FOR EXHIBIT 8. 4.N TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S 22-4068-1 C2.25 P726

2 INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 FORMÅL ....................................................................................................... 3 1 PURPOSE ..................................................................................................... 3 2 TILDELING AF WARRANTS ............................................................................... 3 2 GRANT OF WARRANTS .................................................................................... 3 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 3 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 4 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 6 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 6 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 7 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 8 OMSÆTTELIGHED .......................................................................................... 7 8 TRANSFERABILITY ......................................................................................... 7 9 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 9 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 10 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 10 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 11 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 8 11 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 8 12 OPHØR AF ANSÆTTELSESFORHOLDET ............................................................... 8 12 CEASE OF EMPLOYMENT STATUS ...................................................................... 8 13 INSIDERHANDEL ........................................................................................... 9 13 INSIDER TRADING ......................................................................................... 9 14 SKATTEMÆSSIGE FORHOLD ............................................................................ 9 14 TAX IMPLICATIONS ........................................................................................ 9 15 SPROG ...................................................................................................... 10 15 LANGUAGE ................................................................................................. 10 22-4068-1 C2.25 P727

3 1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 13. juni 2019 blev der i overensstemmelse med vedtægternes punkt 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand Pharma A/S (the "Company") on 13 June 2019, the following new provisions were adopted in ac- cordance with Article 8.4 of the Articles of Association concerning the issuing of war- rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). 1.2 Bestyrelsen har besluttet at udstede op til 25.976 warrants i Selskabet til tegning af op til 25.976 aktier til kr. 1,00 (nominelt kr. 25.976) i henhold til vedtægternes punkt 8.4. 8.658 warrants udstedt under dette program er pr. 10. december 2021 bortfaldet. 8.659 warrants er udnyttet den 21. august 2020, og 8.659 warrants er udnyttet den 10. september 2021. Som følge af dels udnyttelse, dels bortfald af warrants, er der ikke flere udestående warrants der kan udnyttes. The Board of Directors ha s decided to issue up to 25,976 Warrants in the Company for the subscription of up to 25,976 shares of DKK 1.00 (nominally DKK 25,976) according to Article 8.4 of the Articles of Association. 8,658 warrants issued under this program has lapsed per 10 December 2021. 8,659 warrants were exercised on 21 August 2020, and 8,659 warrants were exercised on 10 September 2021. As a result of exer- cise/lapse of warrants, no warrants are left available for exercise. 1.3 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C til Selskabets vedtægter anførte vilkår. The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi- tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i "Aktionærportalen" på Selskabets hjemmeside, som vil være tilgængelig den 13. juni 2019 Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær- portalen" at the website of the Company on 13 June 2019 (the "Warrants") in accordance 22-4068-1 C2.25 P728

4 ("Warrants") i overensstemmelse me d vilkårene i den/de warrantaftale(r), hvor tegning af Warrants i henhold til dette bilag har fundet sted ("Warrantaftalen") og Selskabets vedtægter. with the terms set forth in the warrant agreement(s) whereby subscription for the Warrants in accordance with this exhibit has/have taken place (the "Warrant Agree- ment") and the Company's Articles of Asso- ciation. 2.2 Tildeling af Warrants sker uden beregning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt 3 - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant H older to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele- vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de- termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War- rants shall be kept. 2.5 Warrants vester årligt med 1/3 den 13. juni 2020, 1/3 den 13. juni 2021 og 1/3 den 13. juni 2022. Datoen på hvilken Warrants er refereret til som "Vesting Dato". Warrants shall vest annually with 1/3 on 13 June 2020, 1/3 on 13 June 2021 and 1/3 on 13 June 2022. The date on which Warrants vest is referred to as the "Vesting Date". 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Vestede Warrants (se punkt 2.5 ) kan udnyttes i perioden fra den respektive Vesting Dato og indtil (og med) den 13. juni 2024 ("Udnyttelsesperioden") inden for de udnyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation Vested Warrants (see Clause 2.5 ) may be ex- ercised in the period from the respective Vesting Date and until (and including) 13 June 2024 ("Exercise Period") within the windows set forth in Clause 3.2 . Warrants which have not been exercised on or before the last day of the Exercise Period will auto- matically lapse and become void without any 22-4068-1 C2.25 P729

5 til Warrantindehaveren. further notice and/or compensat ion to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet tildelt Warrantindehaveren i henhold til Warrantaftalen. The Warrant Holder is entitled to exercise all or part of his or her Warrants, however, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with the Warrant Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War- rants 4.1 Se bilag 8.1.A , som skal finde anvendelse med den modifikation at henvisningen deri til § 31-32 i værdipapirhandelsloven skal erstattes med en henvisning til § 44- 47 i kapitalmarkedsloven See exhibit 8.1.A , which shall apply with the modification that the reference therein to Section 31-32 of the Danish Securities Trad- ing Act shall be replaced by a reference to Section 44-47 of the Danish Capital Markets Act. 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyttelse af Warrants 6 Subscription Price for Shares in connection with the Exercise of 22-4068-1 C2.25 P730

6 Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 138,60 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 138.60 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Warrantaftalen. The Subscription Price may be regulated as set out in the Warrant Agreement. 6.3 Uanset bestemmelserne i Warrantaftalen , kan Selskabet i tilfælde af, at Warrantindehaveren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant afregning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbagekøbe de pågældende Warrants fra Warrantindehaveren. Notwiths tanding anything set out in the War- rant Agreement, in the event that the War- rant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issu- ing shares in the Company to the Warrant Holder. Consequently, the Company will in such situation automatically buy back the relevant Warrants from the Warrant Holder 6.4 Såfremt Selskabet beslutter at tilbagekøbe Warrants, skal Selskabet tilbagebetale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selskabet i forbindelse med afgivelsen af udnyttelsesmeddelelsen. Herudover skal Selskabet betale Warrantindehaveren et kontant beløb for hver Warrant, som udnyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehaverens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Tegningskursen ("Kontantbeløbet"). Kontantbeløbet betales efter fradrag af A- If the Company decides to buy back War- rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver- age market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the 22-4068-1 C2.25 P731

7 skat og andre lovpligtige beløb, der skal indeholdes af Selskabet. Efter betaling er gennemført, skal de relevante Warrants betragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants. relevant Warrants shall be considered trans- ferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants. 6.5 Såfremt Selskabet beslutter at tilbagekøbe Warrants og foretage kontant afregning i stedet for at udstede aktier i Selskabet, skal Selskabet underrette Warrantindehaveren herom inden 30 dage efter modtagelsen af udnyttelsesmeddelelsen. If the Company decides to buy back War- rants and make the settlement in cash in- stead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having re- ceived the exercise notice. 7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved udnyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse af Warrants 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af In the event that the Warrant Holder gives notification on time of the exercise of the 22-4068-1 C2.25 P732

8 Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse. Warrants, the Company shall carry out the relating increase of capital. 10.2 Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 25.976 (op til 25.976 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7. The maximum increase of capital that may be subscribed on basis of Warrants is nomi- nally DKK 25,976 (up to 25,976 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi- mum amount may be increased or reduced in accordance with the provisions on adjust- ment set forth in Clause 7. 11 Omkostninger i forbindelse med udstedelse af aktier 11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 12 Ophør af ansættelsesforholdet 12 Ce ssation o f Employment Status 12.1 Hvis Warrantindehaveren opsiger ansættelsesforholdet, der er indgået med Selskabet, hvis ansættelseskontrakten opsiges af Selskabet begrundet i Warrantindehaverens grove misligholdelse af ansættelsesforholdet, eller hvis Warrantindehaveren har givet anledning til at blive lovligt bortvist, bortfalder samtlige uudnyttede Warrants - uanset om de kan udnyttes eller ej (er "vestede") - straks og uden kompensation. If the Warrant Holder terminates the em- ployment with the Employer, if the employ- ment is terminated by the Employer due to the Warrant Holder's material breach of the employment relationship or if the Warrant Holder has been dismissed summarily in a legitimate way due to cause, all un-exercised warrants - whether the Warrants have be- come exercisable or not ("vested") - will lapse immediately without any compensation being payable. 22-4068-1 C2.25 P733

9 12.2 Hvis Selskabet opsiger ansættelsesforholdet, og opsigelsen ikke skyldes Warrantindehaverens væsentlige misligholdelse af ansættelsesforholdet eller lovlig bortvisning af Warrantindehaveren eller Warrantindehaverens død, kan Warrants, som er vestede (se punkt 2.5) på tidspunktet for levering af meddelelse om ophævelse, udnyttes senest inden for det førstkommende ordinære udnyttelsesvindue som falder senest 6 måneder efter Selskabets levering af meddelelse om ophævelse eller på den dato, hvor Warrantindehaveren dør. Warrants, der ikke udnyttet som beskrevet i dette punkt 12.2, bortfalder uden kompensation. Det præciseres, at Warrants, som ikke er vestede ved opsigelsesperiodens udløb, bortfalder uden kompensation til Warrantindehaveren. If the Employer terminates the employment and this is not due to the Warrant Holder's material breach of the employment relation- ship or to the Warrant Holder having been dismissed summarily in a legitimate way or if the Warrant Holder dies, Warrants that have vested (see Clause 2.5) on the date of termination of notice being served may be exercised at the latest in the ordinary exer- cise window falling no later than 6 months after the date of the termination notice being served by the Company or the date on which the Warrant Holder dies. Warrants not exer- cised as set out in this Clause 12.2 will lapse without any compensation being payable. For the avoidance of doubt, Warrants that are not vested on the date of the termination notice being served shall lapse without any compensation being payable to the Warrant Holder. 12.3 Hvis Warrantindehaveren opsiger ansættelsesforholdet, og opsigelsen skyldes grov misligholdelse fra Selskabets side, er Warrantindehaveren berettiget til at udnytte Warrants i henhold til betingelserne i Warrantaftalen, som om Warrantindehaveren stadig var ansat i Selskabet. If the Warrant Holder terminates the em- ployment and the termination is due to the material breach by the Employer, the War- rant Holder is entitled to exercise Warrants in accordance with the terms set out in the Warrant Agreement as if the Warrant Holder was still employed with the Company. 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 22-4068-1 C2.25 P734

10 14.1 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from the Warrant Agreement, the Warrants issued or the shares acquired by the exercise of such War- rants, are the sole responsibility of the War- rant Holder and of no concern to the Com- pany. 14.2 Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter- ing into the Warrant Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). * 10 December 2021 22-4068-1 C2.25 P735

BILAG 8. 4.O TIL VEDTÆGTER FOR EXHIBIT 8. 4.O TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S 22-4068-1 C2.25 P736

2 INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 FORMÅL ....................................................................................................... 3 1 PURPOSE ..................................................................................................... 3 2 TILDELING AF WARRANTS ............................................................................... 3 2 GRANT OF WARRANTS .................................................................................... 3 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 3 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 4 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 6 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 6 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 7 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 8 OMSÆTTELIGHED .......................................................................................... 7 8 TRANSFERABILITY ......................................................................................... 7 9 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 9 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 10 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 10 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 11 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 8 11 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 8 12 OPHØR AF ANSÆTTELSESFORHOLDET ............................................................... 8 12 CEASE OF EMPLOYMENT STATUS ...................................................................... 8 13 INSIDERHANDEL ........................................................................................... 9 13 INSIDER TRADING ......................................................................................... 9 14 SKATTEMÆSSIGE FORHOLD ............................................................................ 9 14 TAX IMPLICATIONS ........................................................................................ 9 15 SPROG ...................................................................................................... 10 15 LANGUAGE ................................................................................................. 10 22-4068-1 C2.25 P737

3 1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 5. december 2019 blev der i overensstemmelse med vedtægternes punkt 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand P harma A/S (the "Company") on 5 December 2019, the following new provisions were adopted in accordance with Article 8.4 of the Articles of Association concerning the issuing of war- rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). 1.2 Bestyrelsen har besluttet at udstede op til 48.915 warrants i Selskabet til tegning af op til 48.915 aktier til kr. 1,00 (nominelt kr. 48.915) i henhold til vedtægternes punkt 8.4. 11.638 warrants udstedt under dette program er pr. 10. september 2021 bortfaldet. Som følge af bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 37.277 warrants. The Board of Directors ha s decided to issue up to 48,915 Warrants in the Company for the subscription of up to 48,915 shares of DKK 1.00 (nominally DKK 48,915) according to Article 8.4 of the Articles of Association. 11,638 warrants issued under this program has lapsed per 10 September 2021. As a re- sult of lapse of warrants, the number of war- rants available for exercise has been reduced to 37,277 warrants. 1.3 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C til Selskabets vedtægter anførte vilkår. The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi- tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company. 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i "Aktionærportalen" på Selskabets hjemmeside, som vil være tilgængelig den 5. december 2019 ("Warrants") i overensstemmelse med vilkårene i den/de warrantaftale(r), hvor Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær- portalen" at the website of the Company on 5 December 2019 (the "Warrants") in ac- cordance with the terms set forth in the war- rant agreement(s) whereby subscription for 22-4068-1 C2.25 P738

4 tegning af Warrants i henhold til dette bilag har fundet sted ("Warrantaftalen") og Selskabets vedtægter. the Warrants in accordance with this exhibit has/have taken place (the "Warrant Agree- ment") and the Company's Articles of Asso- ciation. 2.2 Tildeling af Warrants sker uden beregning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt 3 - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant H older to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele- vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de- termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War- rants shall be kept. 2.5 Warrants vester årligt med 1/3 den 5. december 2020, 1/3 den 5. december 2021 og 1/3 den 5. december 2022. Datoen på hvilken Warrants er refereret til som "Vesting Dato". Warrants shall vest annually with 1/3 on 5 December 2020, 1/3 on 5 December 2021 and 1/3 on 5 December. The date on which Warrants vest is referred to as the "Vesting Date". 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Vestede Warrants (se punkt 2.5 ) kan udnyttes i perioden fra den respektive Vesting Dato og indtil (og med) den 5. december 2024 ("Udnyttelsesperioden") inden for de udnyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren. Vested Warrants (see Clause 2.5 ) may be ex- ercised in the period from the respective Vesting Date and until (and including) 5 De- cember 2024 ("Exercise Period") within the windows set forth in Clause 3.2 . Warrants which have not been exercised on or before the last day of the Exercise Period will auto- matically lapse and become void without any further notice and/or compensation to the Warrant Holder. 22-4068-1 C2.25 P739

5 3.2 Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. Warrantindehaveren kan dog ikke udnytte mindre end 25 procent ad gangen af det samlede antal Warrants, der er blevet tildelt Warrantindehaveren i henhold til Warrantaftalen. The Warrant Holder is entitled to exercise all or part of his or her Warrants, however, the Warrant Holder cannot exercise less than 25 per cent of the total number of Warrants granted in accordance with the Warrant Agreement at a time. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War- rants 4.1 Se bilag 8.1.A , som skal finde anvendelse med den modifikation at henvisningen deri til § 31-32 i værdipapirhandelsloven skal erstattes med en henvisning til § 44- 47 i kapitalmarkedsloven See exhibit 8.1.A , which shall apply with the modification that the reference therein to Section 31-32 of the Danish Securities Trad- ing Act shall be replaced by a reference to Section 44-47 of the Danish Capital Markets Act. 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyttelse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a 22-4068-1 C2.25 P740

6 i Selskabet til en tegningspris på kr. 220,00 ("Tegningskursen"). nominal value of DKK 1.00 at a subscription price of DKK 220.00 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Warrantaftalen. The Subscription Price may be regulated as set out in the Warrant Agreement. 6.3 Uanset bestemmelserne i Warrantaftalen , kan Selskabet i tilfælde af, at Warrantindehaveren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant afregning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbagekøbe de pågældende Warrants fra Warrantindehaveren. Notwiths tanding anything set out in the War- rant Agreement, in the event that the War- rant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issu- ing shares in the Company to the Warrant Holder. Consequently, the Company will in such situation automatically buy back the relevant Warrants from the Warrant Holder 6.4 Såfremt S elskabet beslutter at tilbagekøbe Warrants, skal Selskabet tilbagebetale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selskabet i forbindelse med afgivelsen af udnyttelsesmeddelelsen. Herudover skal Selskabet betale Warrantindehaveren et kontant beløb for hver Warrant, som udnyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehaverens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Tegningskursen ("Kontantbeløbet"). Kontantbeløbet betales efter fradrag af A- skat og andre lovpligtige beløb, der skal indeholdes af Selskabet. Efter betaling er gennemført, skal de relevante Warrants betragtes som værende overdraget If the Company decides to buy back War- rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver- age market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered trans- ferred back to the Company and the Warrant Holder shall consequently have no further 22-4068-1 C2.25 P741

7 tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants. rights with respect to such Warrants. 6.5 Såfremt Selskabet beslutter at tilbagekøbe Warrants og foretage kontant afregning i stedet for at udstede aktier i Selskabet, skal Selskabet underrette Warrantindehaveren herom inden 30 dage efter modtagelsen af udnyttelsesmeddelelsen. If the Company decides to buy back War- rants and make the settlement in cash in- stead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having re- ceived the exercise notice. 7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved udnyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Kapitalforhøjelse ved udnyttelse af Warrants 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse. In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. 10.2 Størstebeløbet af den kapital, der kan The maximum increase of capital that may 22-4068-1 C2.25 P742

8 tegnes på grundlag af Warrants er nominelt kr. 48.915 (op til 48.915 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7. be subscribed on basis of Warrants is nomi- nally DKK 48,915 (up to 48,915 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00) The maxi- mum amount may be increased or reduced in accordance with the provisions on adjust- ment set forth in Clause 7. 11 Omkostninger i forbindelse med udstedelse af aktier 11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) 12 Ophør af ansættelsesforholdet 12 Ce ssation o f Employment Status 12.1 Hvis Warrantindehaveren opsiger ansættelsesforholdet, der er indgået med Selskabet, hvis ansættelseskontrakten opsiges af Selskabet begrundet i Warrantindehaverens grove misligholdelse af ansættelsesforholdet, eller hvis Warrantindehaveren har givet anledning til at blive lovligt bortvist, bortfalder samtlige uudnyttede Warrants - uanset om de kan udnyttes eller ej (er "vestede") - straks og uden kompensation. If the Warrant Holder terminates the em- ployment with the Employer, if the employ- ment is terminated by the Employer due to the Warrant Holder's material breach of the employment relationship or if the Warrant Holder has been dismissed summarily in a legitimate way due to cause, all un-exercised warrants - whether the Warrants have be- come exercisable or not ("vested") - will lapse immediately without any compensation being payable. 22-4068-1 C2.25 P743

9 12.2 Hvis Selskabet opsiger ansættelsesforholdet, og opsigelsen ikke skyldes Warrantindehaverens væsentlige misligholdelse af ansættelsesforholdet eller lovlig bortvisning af Warrantindehaveren eller Warrantindehaverens død, kan Warrants, som er vestede (se punkt 2.5) på tidspunktet for levering af meddelelse om ophævelse, udnyttes senest inden for det førstkommende ordinære udnyttelsesvindue som falder senest 6 måneder efter Selskabets levering af meddelelse om ophævelse eller på den dato, hvor Warrantindehaveren dør. Warrants, der ikke udnyttet som beskrevet i dette punkt 12.2, bortfalder uden kompensation. Det præciseres, at Warrants, som ikke er vestede ved opsigelsesperiodens udløb, bortfalder uden kompensation til Warrantindehaveren. If the Employer terminates the employment and this is not due to the Warrant Holder's material breach of the employment relation- ship or to the Warrant Holder having been dismissed summarily in a legitimate way or if the Warrant Holder dies, Warrants that have vested (see Clause 2.5) on the date of termination of notice being served may be exercised at the latest in the ordinary exer- cise window falling no later than 6 months after the date of the termination notice being served by the Company or the date on which the Warrant Holder dies. Warrants not exer- cised as set out in this Clause 12.2 will lapse without any compensation being payable. For the avoidance of doubt, Warrants that are not vested on the date of the termination notice being served shall lapse without any compensation being payable to the Warrant Holder. 12.3 Hvis Warrantindehaveren opsiger ansættelsesforholdet, og opsigelsen skyldes grov misligholdelse fra Selskabets side, er Warrantindehaveren berettiget til at udnytte Warrants i henhold til betingelserne i Warrantaftalen, som om Warrantindehaveren stadig var ansat i Selskabet. If the Warrant Holder terminates the em- ployment and the termination is due to the material breach by the Employer, the War- rant Holder is entitled to exercise Warrants in accordance with the terms set out in the Warrant Agreement as if the Warrant Holder was still employed with the Company. 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 22-4068-1 C2.25 P744

10 14.1 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from the Warrant Agreement, the Warrants issued or the shares acquired by the exercise of such War- rants, are the sole responsibility of the War- rant Holder and of no concern to the Com- pany. 14.2 Warrantindehaveren er kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen. The Warrant Holder is strongly encouraged to seek tax advice in connection with enter- ing into the Warrant Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer) See exhibit 8.1.A (no changes). 22-4068-1 C2.25 P745

BILAG 8. 4.P TIL VEDTÆGTER FOR EXHIBIT 8. 4.P TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S 22-4068-1 C2.25 P746

2 INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 FORMÅL ....................................................................................................... 3 1 PURPOSE ..................................................................................................... 3 2 TILDELING AF WARRANTS ............................................................................... 3 2 GRANT OF WARRANTS .................................................................................... 3 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 3 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 4 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 6 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 6 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 7 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 6 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 6 8 OMSÆTTELIGHED .......................................................................................... 6 8 TRANSFERABILITY ......................................................................................... 6 9 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 6 9 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 6 10 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 6 10 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 6 11 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 7 11 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 7 12 OPHØR AF ANSÆTTELSESFORHOLDET - WARRANTINDEHAVERE, DER ER MEDARBEJDERE ............................................................................................ 7 12 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 7 13 INSIDERHANDEL ........................................................................................... 7 13 INSIDER TRADING ......................................................................................... 7 14 SKATTEMÆSSIGE FORHOLD ............................................................................ 7 14 TAX IMPLICATIONS ........................................................................................ 7 15 SPROG ........................................................................................................ 8 15 LANGUAGE ................................................................................................... 8 22-4068-1 C2.25 P747

3 1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 15. april 2020 blev der i overensstemmelse med vedtægternes punkt 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand P harma A/S (the "Company") on 15 April 2020, the following new provisions were adopted in ac- cordance with Article 8.4 of the Articles of Association concerning the issuing of war- rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). 1.2 Bestyrelsen har besluttet at udstede op til 283.250 warrants i Selskabet til tegning af op til 283.250 aktier til kr. 1,00 (nominelt kr. 283.250) i henhold til vedtægternes punkt 8.4. 36.100 warrants udstedt under dette program er pr. 10. december 2021 bortfaldet. Som følge af bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 247.150 warrants. The Board of Directors ha s decided to issue up to 283,250 Warrants in the Company for the subscription of up to 283,250 shares of DKK 1.00 (nominally DKK 283,250 ) according to Article 8.4 of the Articles of Association. 36,100 warrants issued under this program has lapsed per 10 December 2021. As a re- sult of lapse of warrants, the number of war- rants available for exercise has been reduced to 247,150 warrants. 1.3 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C til Selskabets vedtægter anførte vilkår og dette bilag 8.4. p som nærmere angivet i det følgende. The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi- tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company and this exhibit 8.4. p as set out in the following. 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i "Aktionærportalen" på Selskabets hjemmeside, som vil være tilgængelig den 15. april 2020 ("Warrants") i overensstemmelse med Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær- portalen" at the website of the Company on 15 April 2020 (the "Warrants") in accordance with the terms set forth in the warrant 22-4068-1 C2.25 P748

4 vilkårene i den/de warrantaftale(r), hvor tegning af Warrants i henhold til dette bilag har fundet sted ("Warrantaftalen") og Selskabets vedtægter. agreement(s) whereby subscription for the Warrants in accordance with this exhibit has/have taken place (the "Warrant Agree- ment") and the Company's Articles of Asso- ciation. 2.2 Tildeling af Warrants sker uden beregning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt 3 - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele- vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de- termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War- rants shall be kept. 2.5 Warrants vester samlet tre år efter tildeling af Warrants. Warrants vester således den 15. april 2023. Datoen på hvilken Warrants vester refereres til som "Vesting Dato". Warrants shall vest collectively three years after the date of grant of Warrants. Thus, Warrants vest collectively on 15 April 2023. The date on which Warrants vest is referred to as the "Vesting Date". 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Vestede Warrants (se punkt 2.5 ) kan udnyttes i perioden fra den respektive Vesting Dato og indtil (og med) den 14. april 2030 ("Udnyttelsesperioden") inden for de udnyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation Vested Warrants (see Clause 2.5 ) may be ex- ercised in the period from the respective Vesting Date and until (and including) 14 April 2030 ("Exercise Period") within the windows set forth in Clause 3.2 . Warrants which have not been exercised on or before the last day of the Exercise Period will auto- matically lapse and become void without any 22-4068-1 C2.25 P749

5 til Warrantindehaveren. further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden k an Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. The Warrant Holder is entitled to exercise all or part of his or her Warrants. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War- rants 4.1 Se bilag 8.1.A , som skal finde anvendelse med den modifikation at henvisningen deri til § 31-32 i værdipapirhandelsloven skal erstattes med en henvisning til § 44- 47 i kapitalmarkedsloven, og at henvisninger til NASDAQ OMX Copenhagen A/S skal erstattes med en henvisning til Nasdaq Copenhagen. See exhibit 8.1.A , which shall apply with the modification that the reference therein to Section 31-32 of the Danish Securities Trad- ing Act shall be replaced by a reference to Section 44-47 of the Danish Capital Markets Act, and that references therein to NASDAQ OMX Copenhagen A/S shall be replaced by a reference to Nasdaq Copenhagen. 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyttelse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a 22-4068-1 C2.25 P750

6 i Selskabet til en tegningspris på kr. 224,40 ("Tegningskursen"). nominal value of DKK 1.00 at a subscription price of DKK 224.40 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Warrantaftalen. The Subscription Price may be regulated as set out in the Warrant Agreement. 7 Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A , som skal finde anvendelse med den modifikation at henvisningen deri til vedtægternes punkt 8.1 skal erstattes med en henvisning til vedtægternes punkt 8.4. See exhibit 8.1.A , which shall apply with the modification that the reference therein to Clause 8.1 shall be replaced by a reference to Clause 8.4 of the Articles of Association. 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved udnyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A , som skal finde anvendelse med den modifikation, at henvisningen deri til Erhvervs- og Selskabsstyrelsen skal erstattes med en henvisning til Erhvervsstyrelsen. See exhibit 8.1.A , which shall apply with the modification that the reference therein to the Danish Commerce and Companies Agency shall be replaced by a reference to the Dan- ish Business Authority. 10 Kapitalforhøjelse ved udnyttelse af Warrants 10 Capital Increase in connection with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse. In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. 22-4068-1 C2.25 P751

7 10.2 Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 283.250 (op til 283.250 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7. The maximum increase of capital that may be subscribed on basis of Warrants is nomi- nally DKK 283,250 (up to 283,250 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00). The maxi- mum amount may be increased or reduced in accordance with the provisions on adjust- ment set forth in Clause 7. 11 Omkostninger i forbindelse med udstedelse af aktier 11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) . 12 Ophør af ansættelsesforholdet - Warrantindehavere, der er medarbejdere 12 Cease of Employment Status - War- rant Holders who are Employees 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 13 Insiderhandel 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Det er aftalt mellem Selskabet og hver enkelt Warrantindehaver, at ligningslovens § 7P, i sin til enhver tid gældende form, skal være gældende for Warrants i videst muligt omfang. It has been agreed between the Company and the individual Warrant Holder's that Section 7P of the Danish Tax Assessment Act (in Danish: "Ligningsloven"), as amended from time to time, shall apply to the Warrants to the largest extent possible. 14.2 Selskabet påtager sig i ngen garanti er overfor Warrantindehaveren for, at Warrantindehaveren vil være berettiget til skattemæssig behandling efter ligningslovens § 7P, i sin til enhver tid The Company does no t make any guarantees to the Warrant Holder that the Warrant Holder will be subject to the tax treatment under Section 7P of the Danish Tax Assess- ment Act, as amended from time to time, 22-4068-1 C2.25 P752

8 gældende form, herunder hvis betingelserne for bestemmelsens anvendelse ikke er opfyldt eller hvis bestemmelsen ændres eller ophæves i fremtiden. including if the requirements for the appli- cation of the provision are not met or if the provision is altered or repealed in the fu- ture. 14.3 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from the Warrant Agreement, the Warrants issued or the shares acquired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. 14.4 Warrantindehaveren er blevet kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen. The Warrant Holder has been strongly en- couraged to seek tax advice in connection with entering into the Warrant Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 22-4068-1 C2.25 P753

BILAG 8. 4.Q TIL VEDTÆGTER FOR EXHIBIT 8. 4.Q TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S 22-4068-1 C2.25 P754

2 INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 FORMÅL ....................................................................................................... 3 1 PURPOSE ..................................................................................................... 3 2 TILDELING AF WARRANTS ............................................................................... 3 2 GRANT OF WARRANTS .................................................................................... 3 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 3 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 4 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 6 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 6 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 7 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 8 OMSÆTTELIGHED .......................................................................................... 7 8 TRANSFERABILITY ......................................................................................... 7 9 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 9 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 10 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 10 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 11 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 8 11 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 8 12 OPHØR AF ANSÆTTELSESFORHOLDET ............................................................... 8 12 CESSATION OF EMPLOYMENT STATUS ............................................................... 8 13 INSIDERHANDEL ........................................................................................... 9 13 INSIDER TRADING ......................................................................................... 9 14 SKATTEMÆSSIGE FORHOLD ............................................................................ 9 14 TAX IMPLICATIONS ........................................................................................ 9 15 SPROG ...................................................................................................... 10 15 LANGUAGE ................................................................................................. 10 22-4068-1 C2.25 P755

3 1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 15. april 2020 blev der i overensstemmelse med vedtægternes punkt 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand P harma A/S (the "Company") on 15 April 2020, the following new provisions were adopted in ac- cordance with Article 8.4 of the Articles of Association concerning the issuing of war- rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). 1.2 Bestyrelsen har besluttet at udstede op til 220.764 warrants i Selskabet til tegning af op til 220.764 aktier til kr. 1,00 (nominelt kr. 220.764 ) i henhold til vedtægternes punkt 8.4. 122.547 warrants udstedt under dette program er pr. 10. december 2021 bortfaldet. Som følge af bortfald af warrants, er det udestående antal warrants, der kan udnyttes, reduceret til 98.217 warrants. The Board of Directors ha s decided to issue up to 220,764 Warrants in the Company for the subscription of up to 220,764 shares of DKK 1.00 (nominally DKK 220,764 ) according to Article 8.4 of the Articles of Association. 122,547 warrants issued under this program has lapsed per 10 December 2021. As a re- sult of lapse of warrants, the number of war- rants available for exercise has been reduced to 98,217 warrants. 1.3 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C til Selskabets vedtægter anførte vilkår og dette bilag 8.4. q som nærmere angivet i det følgende. The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi- tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company and this exhibit 8.4. q as set out in the following. 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i "Aktionærportalen" på Selskabets hjemmeside, som vil være tilgængelig den 15. april 2020 ("Warrants") i overensstemmelse med Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær- portalen" at the website of the Company on 15 April 2020 (the "Warrants") in accordance with the terms set forth in the warrant 22-4068-1 C2.25 P756

4 vilkårene i den/de warrantaftale(r), hvor tegning af Warrants i henhold til dette bilag har fundet sted ("Warrantaftalen") og Selskabets vedtægter. agreement(s) whereby subscription for the Warrants in accordance with this exhibit has/have taken place (the "Warrant Agree- ment") and the Company's Articles of Asso- ciation. 2.2 Tildeling af Warrants sker uden beregning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt 3 - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant H older to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele- vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de- termined in Clause 6. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War- rants shall be kept. 2.5 Warrants vester løbende over en treårig periode efter datoen for tildeling af Warrants. Derved vester Warrants med 1/3 den 15. april 2021, 1/3 den 15. april 2022 og 1/3 den 15. april 2023. Datoen på hvilken Warrants vester refereres til som "Vesting Dato". Warrants shall vest gradually over the three - year period following the date of grant of Warrants with an annual vest of 1/3. Hence, Warrants vests with 1/3 on 15 April 2021, 1/3 on 15 April 2022 and 1/3 on 15 April 2023. The date on which Warrants vest is re- ferred to as the "Vesting Date". 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Vestede Warrants (se punkt 2.5 ) kan udnyttes i perioden fra den respektive Vesting Dato og indtil (og med) den 14. april 2030 ("Udnyttelsesperioden") inden for de udnyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder Vested Warrants (see Clause 2.5 ) may be exercised in the period from the respective Vesting Date and until (and including) 14 April 2030 ("Exercise Period") within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will auto- matically lapse and become void without any 22-4068-1 C2.25 P757

5 automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren. further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. The Warrant Holder is entitled to exercise all or part of his or her Warrants. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War- rants 4.1 Se bilag 8.1 .A , som skal finde anvendelse med den modifikation at henvisningen deri til § 31-32 i værdipapirhandelsloven skal erstattes med en henvisning til § 44- 47 i kapitalmarkedsloven, og at henvisninger til NASDAQ OMX Copenhagen A/S skal erstattes med en henvisning til Nasdaq Copenhagen. See exhibit 8.1.A , which shall apply with the modification that the reference therein to Section 31-32 of the Danish Securities Trad- ing Act shall be replaced by a reference to Section 44-47 of the Danish Capital Markets Act, and that references therein to NASDAQ OMX Copenhagen A/S shall be replaced by a reference to Nasdaq Copenhagen. 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyttelse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription 22-4068-1 C2.25 P758

6 224,40 ("Tegningskursen"). price of DKK 224.40 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført i Warrantaftalen. The Subscription Price may be regulated as set out in the Warrant Agreement. 6.3 Uanset bestemmelserne i Warrantaftalen , kan Selskabet i tilfælde af, at Warrantindehaveren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant afregning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbagekøbe de pågældende Warrants fra Warrantindehaveren. Notwiths tanding anything set out in the War- rant Agreement, in the event that the War- rant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issu- ing shares in the Company to the Warrant Holder. Consequently, the Company will in such situation automatically buy back the relevant Warrants from the Warrant Holder. 6.4 Såfremt Selskabet beslutter at tilbagekøbe Warrants, skal Selskabet tilbagebetale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selskabet i forbindelse med afgivelsen af udnyttelsesmeddelelsen. Herudover skal Selskabet betale Warrantindehaveren et kontant beløb for hver Warrant, som udnyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehaverens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Tegningskursen ("Kontantbeløbet"). Kontantbeløbet betales efter fradrag af A- skat og andre lovpligtige beløb, der skal indeholdes af Selskabet. Efter betaling er gennemført, skal de relevante Warrants betragtes som værende overdraget tilbage til Selskabet, og If the Company decides to buy back War- rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver- age market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered trans- ferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants. 22-4068-1 C2.25 P759

7 Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants. 6.5 Såfremt Selskabet beslutter at tilbagekøbe Warrants og foretage kontant afregning i stedet for at udstede aktier i Selskabet, skal Selskabet underrette Warrantindehaveren herom inden 30 dage efter modtagelsen af udnyttelsesmeddelelsen. If the Company decides to buy back War- rants and make the settlement in cash in- stead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having re- ceived the exercise notice. 7 Reguleri ng af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A , som skal finde anvendelse med den modifikation at henvisningen deri til vedtægternes punkt 8.1 skal erstattes med en henvisning til vedtægternes punkt 8.4. See exhibit 8.1.A , which shall apply with the modification that the reference therein to Clause 8.1 shall be replaced by a reference to Clause 8.4 of the Articles of Association. 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved udnyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A , som skal finde anvendelse med den modifikation, at henvisningen deri til Erhvervs- og Selskabsstyrelsen skal erstattes med en henvisning til Erhvervsstyrelsen. See exhibit 8.1.A , which shall apply with the modification that the reference therein to the Danish Commerce and Companies Agency shall be replaced by a reference to the Dan- ish Business Authority. 10 Kapitalforhøjelse ved udnyttelse af 10 Capital Increase in connection 22-4068-1 C2.25 P760

8 Warrants with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse. In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. 10.2 Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 220.764 (op til 220.764 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7. Th e maximum increase of capital that may be subscribed on basis of Warrants is nomi- nally DKK 220,764 (up to 220,764 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00). The maxi- mum amount may be increased or reduced in accordance with the provisions on adjust- ment set forth in Clause 7. 11 Omkostninger i forbindelse med udstedelse af aktier 11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) . 12 Ophør af ansættelsesforholdet 12 Ce ssation o f Employment Status 12.1 Hvis Warrantindehaveren opsiger ansættelsesforholdet, der er indgået med Selskabet, hvis ansættelseskontrakten opsiges af Selskabet begrundet i Warrantindehaverens grove misligholdelse af ansættelsesforholdet, eller hvis Warrantindehaveren har givet anledning til at blive lovligt bortvist, bortfalder samtlige uudnyttede Warrants - uanset om de er vestede eller ej - straks og uden kompensation. If the Warrant Holder terminates the em- ployment with the Employer, if the employ- ment is terminated by the Employer due to the Warrant Holder's material breach of the employment relationship or if the Warrant Holder has been dismissed summarily in a legitimate way due to cause, all un-exercised warrants - whether the Warrants have vested or not - will lapse immediately with- out any compensation being payable. 12.2 Hvis Selskabet opsiger ansættelsesforholdet, og opsigelsen ikke skyldes Warrantindehaverens væsentlige If the Employer terminates the employment and this is not due to the Warrant Holder's 22-4068-1 C2.25 P761

9 misligholdelse af ansættelsesforholdet eller lovlig bortvisning af Warrantindehaveren eller Warrantindehaverens død, kan Warrants, som er vestede (se punkt 2.5) på tidspunktet for levering af meddelelse om ophævelse, udnyttes senest inden for det førstkommende ordinære udnyttelsesvindue som falder senest 6 måneder efter Selskabets levering af meddelelse om ophævelse eller på den dato, hvor Warrantindehaveren dør. Warrants, der ikke udnyttet som beskrevet i dette punkt 12.2, bortfalder uden kompensation. Det præciseres, at Warrants, som ikke er vestede ved opsigelsesperiodens udløb, bortfalder uden kompensation til Warrantindehaveren. material breach of the employment relation- ship or to the Warrant Holder having been dismissed summarily in a legitimate way or if the Warrant Holder dies, Warrants that have vested (see Clause 2.5) on the date of termination of notice being served may be exercised at the latest in the ordinary exer- cise window falling no later than 6 months after the date of the termination notice being served by the Company or the date on which the Warrant Holder dies. Warrants not exer- cised as set out in this Clause 12.2 will lapse without any compensation being payable. For the avoidance of doubt, Warrants that are not vested on the date of the termination notice being served shall lapse without any compensation being payable to the Warrant Holder. 12.3 Hvis Warrantindehaveren opsiger ansættelsesforholdet, og opsigelsen skyldes grov misligholdelse fra Selskabets side, er Warrantindehaveren berettiget til at udnytte Warrants i henhold til betingelserne i Warrantaftalen, som om Warrantindehaveren stadig var ansat i Selskabet. If the Warrant Holder terminates the em- ployment and the termination is due to the material breach by the Employer, the War- rant Holder is entitled to exercise Warrants in accordance with the terms set out in the Warrant Agreement as if the Warrant Holder was still employed with the Company. 13 Insiderhand el 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants All tax obligations and consequences to the Warrant Holder resulting from the Warrant Agreement, the Warrants issued or the 22-4068-1 C2.25 P762

10 eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende. shares acquired by the exercise of such War- rants, are the sole responsibility of the War- rant Holder and of no concern to the Com- pany. 14.2 Warrantindehaveren er blevet kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen. The Warrant Holder has been strongly en- couraged to seek tax advice in connection with entering into the Warrant Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 22-4068-1 C2.25 P763

BILAG 8. 4.R TIL VEDTÆGTER FOR EXHIBIT 8. 4.R TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S 22-4068-1 C2.25 P764

2 INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 FORMÅL ....................................................................................................... 3 1 PURPOSE ..................................................................................................... 3 2 TILDELING AF WARRANTS ............................................................................... 3 2 GRANT OF WARRANTS .................................................................................... 3 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 3 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 4 BELØBSGRÆNSE FOR HVER TILDELING ............................................................. 5 4 VALUE CAP FOR EACH GRANT .......................................................................... 5 5 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 6 5 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 6 6 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 6 6 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 6 7 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 6 7 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 6 8 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 8 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 9 OMSÆTTELIGHED .......................................................................................... 7 9 TRANSFERABILITY ......................................................................................... 7 10 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 10 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 11 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 11 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 12 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 8 12 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 8 13 OPHØR AF ANSÆTTELSESFORHOLDET - WARRANTINDEHAVERE, DER ER MEDARBEJDERE ............................................................................................ 8 13 CEASE OF EMPLOYMENT STATUS - WARRANT HOLDERS WHO ARE EMPLOYEES.......... 8 14 INSIDERHANDEL ........................................................................................... 9 14 INSIDER TRADING ......................................................................................... 9 15 SKATTEMÆSSIGE FORHOLD ............................................................................ 9 15 TAX IMPLICATIONS ........................................................................................ 9 16 SPROG ...................................................................................................... 10 16 LANGUAGE ................................................................................................. 10 22-4068-1 C2.25 P765

3 1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 15. april 2020 blev der i overensstemmelse med vedtægternes punkt 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand P harma A/S (the "Company") on 15 April 2020, the following new provisions were adopted in ac- cordance with Article 8.4 of the Articles of Association concerning the issuing of war- rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). 1.2 Bestyrelsen har besluttet at udstede op til 79.882 warrants i Selskabet til tegning af op til 79.882 aktier til kr. 1,00 (nominelt kr. 79.882) i henhold til vedtægternes punkt 8.4. The Board of Directors ha s decided to issue up to 79,882 Warrants in the Company for the subscription of up to 79,882 shares of DKK 1.00 (nominally DKK 79,882 ) according to Ar- ticle 8.4 of the Articles of Association. 1.3 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C til Selskabets vedtægter anførte vilkår og dette bilag 8.4. p som nærmere angivet i det følgende. The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi- tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company and this exhibit 8.4. p as set out in the following. 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i "Aktionærportalen" på Selskabets hjemmeside, som vil være tilgængelig den 15. april 2020 ("Warrants") i overensstemmelse med vilkårene i den/de warrantaftale(r), hvor tegning af Warrants i henhold til dette bilag har fundet sted ("Warrantaftalen") og Selskabets vedtægter. Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær- portalen" at the website of the Company on 15 April 2020 (the "Warrants") in accordance with the terms set forth in the warrant agreement(s) whereby subscription for the Warrants in accordance with this exhibit has/have taken place (the "Warrant Agree- ment") and the Company's Articles of Asso- ciation. 22-4068-1 C2.25 P766

4 2.2 Tildeling af Warrants sker uden beregning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt 3 - 6 til den i punkt 7 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele- vant conditions as set forth in Clauses 3 - 6 and at the relevant subscription price as de- termined in Clause 7. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War- rants shall be kept. 2.5 Warrants vester samlet tre år efter tildeling af Warrants. Warrants vester således den 15. april 2023. Datoen på hvilken Warrants vester refereres til som "Vesting Dato". Warrants shall vest collectively three years after the date of grant of Warrants. Thus, Warrants vest collectively on 15 April 2023. The date on which Warrants vest is referred to as the "Vesting Date". 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Vestede Warrants (se punkt 2.5 ) kan udnyttes i perioden fra den respektive Vesting Dato og indtil (og med) den 14. april 2030 ("Udnyttelsesperioden") inden for de udnyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren. Vested Warrants (see Clause 2.5 ) may be ex- ercised in the period from the respective Vesting Date and until (and including) 14 April 2030 ("Exercise Period") within the windows set forth in Clause 3.2 . Warrants which have not been exercised on or before the last day of the Exercise Period will auto- matically lapse and become void without any further notice and/or compensation to the Warrant Holder. 3.2 Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual 22-4068-1 C2.25 P767

5 enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder). report or quarterly or semi -annual reports (respectively 3, 6 and 9 months). 3.3 Warrantin dehaveren er berettiget til at udnytte alle eller en del af sine Warrants. The Warrant Holder is entitled to exercise all or part of his or her Warrants. 4 Beløbsgrænse for hver tildeling 4 Value cap for each grant 4.1 Det maksimale afkast ved udnyttelse af hver Warrant-tildeling kan ikke overstige et beløb svarende til fem gange det årlige basisvederlag ("Værdiloft") for den enkelte Warrantindehaver. The gross return from the exercise of each grant of Warrants cannot exceed a value of more than five times the annual base salary (the “Value Cap”) of the individual Warrant Holder. 4.2 Det årlige basis vederlag beregnes s om den faste årlige grundløn, som udbetales af Selskabet eller et datterselskab til Selskabet ("Arbejdsgiveren") til Warrantindehaveren på tidspunktet for tildelingen, før enhver betaling eller fradrag af skat eller pensionsforpligtelser, men eksklusive tillæg, bonus eller enhver anden godtgørelse, som Arbejdsgiveren eller Selskabet måtte betale, herunder Warrants eller andre aktiebaserede incitamentsprogrammer. The annual base salary is calculated as the annual fixed salary payable by the Company or a subsidiary of the Company (the "Em- ployer") to the Warrant Holder at the time of grant, prior to any payment or deduction of any tax or pension obligations, but does not include benefits, bonuses or any other po- tential compensation payable by the Em- ployer or the Company, including Warrants or other share-based instruments. 4.3 Ved det maksimale afkast f orstås det sammenlagte og samlede afkast for hver Warrant-tildeling til rådighed for Warrantindehaveren gennem udnyttelse af Warrants i Udnyttelsesperioden. Det maksimale afkast beregnes som differencen mellem beløbet svarende til Warrants' samlede værdi ("Tegningsværdien") på tidspunktet, hvor der gives meddelelse om udnyttelse af The gross return means the aggregated and total return of each Warrant grant, available to the Warrant Holder through the exercise of Warrants during the Exercise Period. The gross return is calculated as the difference between the amount equal to the total value of the Warrants (the "Subscription Amount") at the same time as giving notice of the ex- ercise of the Warrants and the average clos- ing price of the Company’s shares on Nasdaq 22-4068-1 C2.25 P768

6 Warrants, og den gennemsnitlige slutkurs på Selskabets aktier på Nasdaq Copenhagen i de fem dage før enhver udnyttelse af Warrants i en enkelt tildeling. Copenhagen for the five days prior to one or more exercises of Warrants in a single grant. 4.4 Hvis det samlede maksimale af kast, som defineret ovenfor i punkt 4.3, overstiger Værdiloftet, vil enhver tilbageværende Warrant ved den pågældende tildeling, som overstiger Værdiloftet, bortfalde uden kompensation. If the aggregated gross return, as defined in Clause 4.3 above, exceeds the Value Cap, any remaining Warrants for the grant in question which exceeds the Value Cap, will lapse without compensation. 5 Ekstraor dinær udnyttelse af Warrants 5 Extraordinary Exercise of the War- rants 5.1 Se bilag 8.1.A , som skal finde anvendelse med den modifikation at henvisningen deri til § 31-32 i værdipapirhandelsloven skal erstattes med en henvisning til § 44- 47 i kapitalmarkedsloven, og at henvisninger til NASDAQ OMX Copenhagen A/S skal erstattes med en henvisning til Nasdaq Copenhagen. See exhibit 8.1.A , which shall apply with the modification that the reference therein to Section 31-32 of the Danish Securities Trad- ing Act shall be replaced by a reference to Section 44-47 of the Danish Capital Markets Act, and that references therein to NASDAQ OMX Copenhagen A/S shall be replaced by a reference to Nasdaq Copenhagen. 6 Praktisk udnyttelse af Warrants 6 Practicalities in connection with Exercise of the Warrants 6.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 7 Tegningskurs for aktier ved udnyttelse af Warrants 7 Subscription Price for Shares in connection with the Exercise of Warrants 7.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 224,40 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 224.40 (the "Subscription 22-4068-1 C2.25 P769

7 Price"). 7.2 Tegningskursen kan reguleres som anført i Warrantaftalen. The Subscription Price may be regulated as set out in the Warrant Agreement. 8 Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold 8 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 8.1 Se bilag 8.1.A , som skal finde anvendelse med den modifikation at henvisningen deri til vedtægternes punkt 8.1 skal erstattes med en henvisning til vedtægternes punkt 8.4. See exhibit 8.1.A , which shall apply with the modification that the reference therein to Clause 8.1 shall be replaced by a reference to Clause 8.4 of the Articles of Association. 9 Omsættelighed 9 Transferability 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Vilkår for nye aktier udstedt ved udnyttelse af Warrants 10 Conditions for New Shares issued following Exercise of the Warrants 10.1 Se bilag 8.1.A , som skal finde anvendelse med den modifikation, at henvisningen deri til Erhvervs- og Selskabsstyrelsen skal erstattes med en henvisning til Erhvervsstyrelsen. See exhibit 8.1.A , which shall apply with the modification that the reference therein to the Danish Commerce and Companies Agency shall be replaced by a reference to the Dan- ish Business Authority. 11 Kapi talforhøjelse ved udnyttelse af Warrants 11 Capital Increase in connection with the Exercise of the Warrants 11.1 Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse. In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. 11.2 Størstebeløbet af den kapital, der kan The maximum increase of capital that may 22-4068-1 C2.25 P770

8 tegnes på grundlag af Warrants er nominelt kr. 79.882 (op til 79.882 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 8. be subscribed on basis of Warrants is nomi- nally DKK 79,882 (up to 79,882 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00). The maxi- mum amount may be increased or reduced in accordance with the provisions on adjust- ment set forth in Clause 8. 12 Omkostninger i forbindel se med udstedelse af aktier 12 Costs related to the Issue of Shares 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) . 13 Ophør af ansættelsesforholdet - Warrantindehavere, der er medarbejdere 13 Cease of Employment Status - War- rant Holders who are Employees 13.1 Hvis Warrantindehaveren opsiger sit ansættelsesforhold ved Selskabet eller hvis ansættelsesforholdet ophæves af Selskabet som følge af Warrantindehaverens væsentlige misligholdelse af ansættelsesforholdet eller hvis Warrantindehaveren bortvises af lovlig grund bortfalder alle uudnyttede warrants - uanset om Warrants er vestede eller ej - med øjeblikkelig virkning og uden kompensation. If the Warrant Holder terminates the em- ployment with the Company or if the employ- ment is terminated by the Company due to the Warrant Holder's material breach of the employment relationship or if the Warrant Holder has been dismissed summarily in a legitimate way due to cause, all unexercised warrants - whether the Warrants vested or not - will lapse immediately without any compensation being payable. 13.2 Hvis Selskabet ophæver ansættelsesforholdet og dette ikke skyldes Warrantindehaverens væsentlige misligholdelse af ansættelsesforholdet eller lovlig bortvisning af Warrantindehaveren eller hvis Warrantindehaveren dør, kan Warrants der er vestede (se punkt Error! Refer- ence source not found. ) på datoen for levering af meddelelse om ophævelse udnyttes senest i det ordinære If the Company terminates the employment and this is not due to the Warrant Holder's material breach of the employment relation- ship or to the Warrant Holder having been dismissed summarily in a legitimate way or if the Warrant Holder dies, Warrants that have vested (see Clause Error! Reference source not found. ) on the date of termina- tion of notice being served may be exercised at the latest in the ordinary exercise window falling no later than 6 months after the date 22-4068-1 C2.25 P771

9 udnyttelsesvindue der falder senest 6 måneder efter datoen for Selskabets levering af meddelelse om ophævelse eller på datoen for Warrantindehaverens død. Warrants der ikke udnyttes som angivet i dette punkt 13.2 vil bortfalde uden betaling af kompensation. Det præciseres, at Warrants som ikke er vestede på tidspunktet for levering af meddelelse om ophævelse, skal bortfalde uden kompensation til Warrantindehaveren. of the termination notice being served by the Company or the date on which the Warrant Holder dies. Warrants not exercised as set out in this Clause 13.2 will lapse without any compensation being payable. For the avoid- ance of doubt, Warrants that are not vested on the date of the termination notice being served shall lapse without any compensation being payable to the Warrant Holder. 13.3 Hvis Warrantindehaveren opsiger ansættelsesforholdet, og opsigelsen skyldes Selskabets væsentlige misligholdelse, er Warrantindehaveren berettiget til at udnyttede Warrants i overensstemmelse med vilkårene i dette bilag, som om Warrantindehaveren stadig var ansat i Selskabet. If the Warrant Holder terminates the em- ployment and the termination is due to the material breach by the Company, the War- rant Holder is entitled to exercise Warrants in accordance with the terms set out in these Articles of Association as if the Warrant Holder was still employed with the Company. 13.4 Warrants vester den 15. april 2023. Warrants shall vest on 15 April 2023. 14 Insiderhandel 14 Insider Trading 14.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 15 Skattemæssige forhold 15 Tax Implications 15.1 Det er aftalt mellem Selskabet og hver enkelt Warrantindehaver, at ligningslovens § 7P, i sin til enhver tid gældende form, skal være gældende for Warrants i videst muligt omfang. It has been agreed between the Company and the individual Warrant Holder's that Section 7P of the Danish Tax Assessment Act (in Danish: "Ligningsloven"), as amended from time to time, shall apply to the Warrants to the largest extent possible. 22-4068-1 C2.25 P772

10 15.2 Selskabet påtager sig i ngen garanti er overfor Warrantindehaveren for, at Warrantindehaveren vil være berettiget til skattemæssig behandling efter ligningslovens § 7P, i sin til enhver tid gældende form, herunder hvis betingelserne for bestemmelsens anvendelse ikke er opfyldt eller hvis bestemmelsen ændres eller ophæves i fremtiden. The Company does not make any guarantees to the Warrant Holder that the Warrant Holder will be subject to the tax treatment under Section 7P of the Danish Tax Assess- ment Act, as amended from time to time, including if the requirements for the appli- cation of the provision are not met or if the provision is altered or repealed in the fu- ture. 15.3 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from the Warrant Agreement, the Warrants issued or the shares acquired by the exercise of such Warrants, are the sole responsibility of the Warrant Holder and of no concern to the Company. 15.4 Warrantindehaveren er blevet kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen. The Warrant Holder has been strongly en- couraged to seek tax advice in connection with entering into the Warrant Agreement. 16 Sprog 16 Language 16.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 22-4068-1 C2.25 P773

BILAG 8. 4.S TIL VEDTÆGTER FOR EXHIBIT 8. 4.S TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S 22-4068-1 C2.25 P774

2 INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 FORMÅL ....................................................................................................... 3 1 PURPOSE ..................................................................................................... 3 2 TILDELING AF WARRANTS ............................................................................... 3 2 GRANT OF WARRANTS .................................................................................... 3 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 3 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 4 BELØBSGRÆNSE FOR HVER TILDELING ............................................................. 5 4 VALUE CAP FOR EACH GRANT .......................................................................... 5 5 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 6 5 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 6 6 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 6 6 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 6 7 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 6 7 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 6 8 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 8 8 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 8 9 OMSÆTTELIGHED .......................................................................................... 8 9 TRANSFERABILITY ......................................................................................... 8 10 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 8 10 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 8 11 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 9 11 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 9 12 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 9 12 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 9 13 OPHØR AF ANSÆTTELSESFORHOLDET ............................................................... 9 13 CESSATION OF EMPLOYMENT STATUS ............................................................... 9 14 INSIDERHANDEL ......................................................................................... 10 14 INSIDER TRADING ....................................................................................... 10 15 SKATTEMÆSSIGE FORHOLD .......................................................................... 10 15 TAX IMPLICATIONS ...................................................................................... 10 16 SPROG ...................................................................................................... 11 16 LANGUAGE ................................................................................................. 11 22-4068-1 C2.25 P775

3 1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 15. april 2020 blev der i overensstemmelse med vedtægternes punkt 8.4 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand P harma A/S (the "Company") on 15 April 2020, the following new provisions were adopted in ac- cordance with Article 8.4 of the Articles of Association concerning the issuing of war- rants to certain employees of the Company (the "Warrant Holder") ("Warrants"). 1.2 Bestyrelsen har besluttet at udstede op til 47.392 warrants i Selskabet til tegning af op til 47.392 aktier til kr. 1,00 (nominelt kr. 47. 392) i henhold til vedtægternes punkt 8.4. 15.596 warrants udstedt under dette program er pr. 10. december 2021 bortfaldet. The Board of Directors ha s decided to issue up to 47,392 Warrants in the Company for the subscription of up to 47,392 shares of DKK 1.00 (nominally DKK 47,392 ) according to Ar- ticle 8.4 of the Articles of Association. 15,596 warrants issued under this program has lapsed per 10 December 2021. 1.3 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C til Selskabets vedtægter anførte vilkår og dette bilag 8.4. q som nærmere angivet i det følgende. The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi- tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company and this exhibit 8.4. q as set out in the following. 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i "Aktionærportalen" på Selskabets hjemmeside, som vil være tilgængelig den 15. april 2020 ("Warrants") i overensstemmelse med vilkårene i den/de warrantaftale(r), hvor tegning af Warrants i henhold til dette bilag har fundet sted ("Warrantaftalen") og Selskabets vedtægter. Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær- portalen" at the website of the Company on 15 April 2020 (the "Warrants") in accordance with the terms set forth in the warrant agreement(s) whereby subscription for the Warrants in accordance with this exhibit has/have taken place (the "Warrant Agree- 22-4068-1 C2.25 P776

4 ment") and the Company's Articles of Asso- ciation. 2.2 Tildeling af Warrants sker uden beregning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt 3 - 6 til den i punkt 7 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele- vant conditions as set forth in Clauses 3 - 6 and at the relevant subscription price as de- termined in Clause 7. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War- rants shall be kept. 2.5 Warrants vester løbende over en treårig periode efter datoen for tildeling af Warrants. Derved vester Warrants med 1/3 den 15. april 2021, 1/3 den 15. april 2022 og 1/3 den 15. april 2023. Datoen på hvilken Warrants vester refereres til som "Vesting Dato". Warrants shall vest gradually over the three - year period following the date of grant of Warrants with an annual vest of 1/3. Hence, Warrants vests with 1/3 on 15 April 2021, 1/3 on 15 April 2022 and 1/3 on 15 April 2023. The date on which Warrants vest is re- ferred to as the "Vesting Date". 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Vestede Warrants (se punkt 2.5 ) kan udnyttes i perioden fra den respektive Vesting Dato og indtil (og med) den 14. april 2030 ("Udnyttelsesperioden") inden for de udnyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren. Vested Warrants (see Clause 2.5 ) may be exercised in the period from the respective Vesting Date and until (and including) 14 April 2030 ("Exercise Period") within the windows set forth in Clause 3.2. Warrants which have not been exercised on or before the last day of the Exercise Period will auto- matically lapse and become void without any further notice and/or compensation to the Warrant Holder. 22-4068-1 C2.25 P777

5 3.2 Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. The Warrant Holder is entitled to exercise all or part of his or her Warrants. 4 Beløbsgrænse for hver tildeling 4 Value cap for each grant 4.1 Det maksimale afkast ved udnyttelse af hver Warrant-tildeling kan ikke overstige et beløb svarende til fem gange det årlige basisvederlag ("Værdiloft") for den enkelte Warrantindehaver. The gross return from the exercise of each grant of Warrants cannot exceed a value of more than five times the annual base salary (the “Value Cap”) of the individual Warrant Holder. 4.2 Det årlige basis vederlag beregnes s om den faste årlige grundløn, som udbetales af Selskabet eller et datterselskab til Selskabet ("Arbejdsgiveren") til Warrantindehaveren på tidspunktet for tildelingen, før enhver betaling eller fradrag af skat eller pensionsforpligtelser, men eksklusive tillæg, bonus eller enhver anden godtgørelse, som Arbejdsgiveren eller Selskabet måtte betale, herunder Warrants eller andre aktiebaserede incitamentsprogrammer. The annual base salary is calculated as the annual fixed salary payable by the Company or a subsidiary of the Company (the "Em- ployer") to the Warrant Holder at the time of grant, prior to any payment or deduction of any tax or pension obligations, but does not include benefits, bonuses or any other po- tential compensation payable by the Em- ployer or the Company, including Warrants or other share-based instruments. 4.3 Ved det maksimale afkast f orstås det sammenlagte og samlede afkast for hver Warrant-tildeling til rådighed for Warrantindehaveren gennem udnyttelse af Warrants i Udnyttelsesperioden. Det maksimale afkast beregnes som The gross return means the aggregated and total return of each Warrant grant, available to the Warrant Holder through the exercise of Warrants during the Exercise Period. The gross return is calculated as the difference between the amount equal to the total value 22-4068-1 C2.25 P778

6 differ encen mellem beløbet svarende til Warrants' samlede værdi ("Tegningsværdien") på tidspunktet, hvor der gives meddelelse om udnyttelse af Warrants, og den gennemsnitlige slutkurs på Selskabets aktier på Nasdaq Copenhagen i de fem dage før enhver udnyttelse af Warrants i en enkelt tildeling. of the Warrants (the "Subscription Amount") at the same time as giving notice of the ex- ercise of the Warrants and the average clos- ing price of the Company’s shares on Nasdaq Copenhagen for the five days prior to one or more exercises of Warrants in a single grant. 4.4 Hvis det samlede maksimale af kast, som defineret ovenfor i punkt 4.3, overstiger Værdiloftet, vil enhver tilbageværende Warrant ved den pågældende tildeling, som overstiger Værdiloftet, bortfalde uden kompensation. If the aggregated gross return, as defined in Clause Error! Reference source not found. above, exceeds the Value Cap, any remaining Warrants for the grant in question which exceeds the Value Cap, will lapse with- out compensation. 5 Ekstraordinær udnyttelse af Warrants 5 Extraordinary Exercise of the War- rants 5.1 Se bilag 8.1.A , som skal finde anvendelse med den modifikation at henvisningen deri til § 31-32 i værdipapirhandelsloven skal erstattes med en henvisning til § 44- 47 i kapitalmarkedsloven, og at henvisninger til NASDAQ OMX Copenhagen A/S skal erstattes med en henvisning til Nasdaq Copenhagen. See exhibit 8.1.A , which shall apply with the modification that the reference therein to Section 31-32 of the Danish Securities Trad- ing Act shall be replaced by a reference to Section 44-47 of the Danish Capital Markets Act, and that references therein to NASDAQ OMX Copenhagen A/S shall be replaced by a reference to Nasdaq Copenhagen. 6 Praktisk udnyttelse af Warrants 6 Practicalities in connection with Exercise of the Warrants 6.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 7 Tegningskurs for aktier ved udnyttelse af Warrants 7 Subscription Price for Shares in connection with the Exercise of Warrants 22-4068-1 C2.25 P779

7 7.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 224,40 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 224.40 (the "Subscription Price"). 7.2 Tegningskursen kan reguleres som anført i Warrantaftalen. The Subscription Price may be regulated as set out in the Warrant Agreement. 7.3 Uanset bestemmelserne i Warrantaftalen , kan Selskabet i tilfælde af, at Warrantindehaveren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant afregning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbagekøbe de pågældende Warrants fra Warrantindehaveren. Notwiths tanding anything set out in the War- rant Agreement, in the event that the War- rant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issu- ing shares in the Company to the Warrant Holder. Consequently, the Company will in such situation automatically buy back the relevant Warrants from the Warrant Holder. 7.4 Såfremt Selskabet beslutter at tilbagekøbe Warrants, skal Selskabet tilbagebetale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selskabet i forbindelse med afgivelsen af udnyttelsesmeddelelsen. Herudover skal Selskabet betale Warrantindehaveren et kontant beløb for hver Warrant, som udnyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehaverens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Tegningskursen ("Kontantbeløbet"). Kontantbeløbet betales efter fradrag af A- skat og andre lovpligtige beløb, der skal indeholdes af Selskabet. Efter betaling er If the Company decides to buy back War- rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver- age market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered trans- ferred back to the Company and the Warrant 22-4068-1 C2.25 P780

8 gennemført, skal de relevante Warrants betragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants. Holder shall consequently have no further rights with respect to such Warrants. 7.5 Såfremt Selskabet beslutter at tilbagekøbe Warrants og foretage kontant afregning i stedet for at udstede aktier i Selskabet, skal Selskabet underrette Warrantindehaveren herom inden 30 dage efter modtagelsen af udnyttelsesmeddelelsen. If the Company decides to buy back War- rants and make the settlement in cash in- stead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having re- ceived the exercise notice. 8 Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold 8 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 8.1 Se bilag 8.1.A , som skal finde anvendelse med den modifikation at henvisningen deri til vedtægternes punkt 8.1 skal erstattes med en henvisning til vedtægternes punkt 8.4. See exhibit 8.1.A , which shall apply with the modification that the reference therein to Clause 8.1 shall be replaced by a reference to Clause 8.4 of the Articles of Association. 9 Omsættelighed 9 Transferability 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Vilkår for nye aktier udstedt ved udnyttelse af Warrants 10 Conditions for New Shares issued following Exercise of the Warrants 10.1 Se bilag 8.1.A , som skal finde anvendelse med den modifikation, at henvisningen deri til Erhvervs- og Selskabsstyrelsen skal erstattes med en henvisning til Erhvervsstyrelsen. See exhibit 8.1.A , which shall apply with the modification that the reference therein to the Danish Commerce and Companies Agency shall be replaced by a reference to the Dan- ish Business Authority. 22-4068-1 C2.25 P781

9 11 Kapitalforhøjelse ved udnyttelse af Warrants 11 Capital Increase in connection with the Exercise of the Warrants 11.1 Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse. In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. 11.2 Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 47.392 (op til 47.392 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 8. The maximum increase of capital that may be subscribed on basis of Warrants is nomi- nally DKK 47,392 (up to 47,392 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00). The maxi- mum amount may be increased or reduced in accordance with the provisions on adjust- ment set forth in Clause 8. 12 Omkostninger i forbindelse me d udstedelse af aktier 12 Costs related to the Issue of Shares 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) . 13 Ophør af ansættelsesforholdet 13 Ce ssation o f Employment Status 13.1 Hvis Warrantindehaveren opsiger ansættelsesforholdet, der er indgået med Selskabet, hvis ansættelseskontrakten opsiges af Selskabet begrundet i Warrantindehaverens grove misligholdelse af ansættelsesforholdet, eller hvis Warrantindehaveren har givet anledning til at blive lovligt bortvist, bortfalder samtlige uudnyttede Warrants - uanset om de er vestede eller ej - straks og uden kompensation. If the Warrant Holder terminates the em- ployment with the Employer, if the employ- ment is terminated by the Employer due to the Warrant Holder's material breach of the employment relationship or if the Warrant Holder has been dismissed summarily in a legitimate way due to cause, all un-exercised warrants - whether the Warrants have vested or not - will lapse immediately with- out any compensation being payable. 22-4068-1 C2.25 P782

10 13.2 Hvis Selskabet opsiger ansættelsesforholdet, og opsigelsen ikke skyldes Warrantindehaverens væsentlige misligholdelse af ansættelsesforholdet eller lovlig bortvisning af Warrantindehaveren eller Warrantindehaverens død, kan Warrants, som er vestede (se punkt 2.5) på tidspunktet for levering af meddelelse om ophævelse, udnyttes senest inden for det førstkommende ordinære udnyttelsesvindue som falder senest 6 måneder efter Selskabets levering af meddelelse om ophævelse eller på den dato, hvor Warrantindehaveren dør. Warrants, der ikke udnyttet som beskrevet i dette punkt 13.2, bortfalder uden kompensation. Det præciseres, at Warrants, som ikke er vestede ved opsigelsesperiodens udløb, bortfalder uden kompensation til Warrantindehaveren. If the Employer terminates the employment and this is not due to the Warrant Holder's material breach of the employment relation- ship or to the Warrant Holder having been dismissed summarily in a legitimate way or if the Warrant Holder dies, Warrants that have vested (see Clause 2.5) on the date of termination of notice being served may be exercised at the latest in the ordinary exer- cise window falling no later than 6 months after the date of the termination notice being served by the Company or the date on which the Warrant Holder dies. Warrants not exer- cised as set out in this Clause 13.2 will lapse without any compensation being payable. For the avoidance of doubt, Warrants that are not vested on the date of the termination notice being served shall lapse without any compensation being payable to the Warrant Holder. 13.3 Hvis Warrantindehaveren opsiger ansættelsesforholdet, og opsigelsen skyldes grov misligholdelse fra Selskabets side, er Warrantindehaveren berettiget til at udnytte Warrants i henhold til betingelserne i Warrantaftalen, som om Warrantindehaveren stadig var ansat i Selskabet. If the Warrant Holder terminates the em- ployment and the termination is due to the material breach by the Employer, the War- rant Holder is entitled to exercise Warrants in accordance with the terms set out in the Warrant Agreement as if the Warrant Holder was still employed with the Company. 14 Insiderhandel 14 Insider Trading 14.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 15 Skattemæssige forhold 15 Tax Implications 22-4068-1 C2.25 P783

11 15.1 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from the Warrant Agreement, the Warrants issued or the shares acquired by the exercise of such War- rants, are the sole responsibility of the War- rant Holder and of no concern to the Com- pany. 15.2 Warrantindehaveren er blevet kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen. The Warrant Holder has been strongly en- couraged to seek tax advice in connection with entering into the Warrant Agreement. 16 Sprog 16 Language 16.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 22-4068-1 C2.25 P784

BILAG 8. 7 TIL VEDTÆGTER FOR EXHIBIT 8. 7 TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S 22-4068-1 C2.25 P785

2 INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 FORMÅL ....................................................................................................... 3 1 PURPOSE ..................................................................................................... 3 2 TILDELING AF WARRANTS ............................................................................... 3 2 GRANT OF WARRANTS .................................................................................... 3 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 3 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 4 BELØBSGRÆNSE FOR HVER TILDELING ............................................................. 5 4 VALUE CAP FOR EACH GRANT .......................................................................... 5 5 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 6 5 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 6 6 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 6 6 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 6 7 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 6 7 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 6 8 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 8 8 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 8 9 OMSÆTTELIGHED .......................................................................................... 8 9 TRANSFERABILITY ......................................................................................... 8 10 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 8 10 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 8 11 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 9 11 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 9 12 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 9 12 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 9 13 OPHØR AF ANSÆTTELSESFORHOLDET ............................................................... 9 13 CESSATION OF EMPLOYMENT STATUS ............................................................... 9 14 INSIDERHANDEL ......................................................................................... 10 14 INSIDER TRADING ....................................................................................... 10 15 SKATTEMÆSSIGE FORHOLD .......................................................................... 10 15 TAX IMPLICATIONS ...................................................................................... 10 16 SPROG ...................................................................................................... 11 16 LANGUAGE ................................................................................................. 11 22-4068-1 C2.25 P786

3 1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 14. september 2020 blev der i overensstemmelse med vedtægternes punkt 8.7 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand P harma A/S (the "Company") on 14 September 2020, the following new provisions were adopted in accordance with Article 8.7 of the Articles of Association concerning the issuing of warrants to certain employees of the Com- pany (the "Warrant Holder") ("Warrants"). 1.2 Bestyrelsen har besluttet at udstede op til 43.217 warrants i Selskabet til tegning af op til 43.217 aktier til kr. 1,00 (nominelt kr. 43.217 ) i henhold til vedtægternes punkt 8.7. The Board of Directors ha s decided to issue up to 43,217 Warrants in the Company for the subscription of up to 43,217 shares of DKK 1.00 (nominally DKK 43,217 ) according to Ar- ticle 8.7 of the Articles of Association. 1.3 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C til Selskabets vedtægter anførte vilkår og dette bilag 8.7.t som nærmere angivet i det følgende. The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi- tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company and this exhibit 8.7.t as set out in the following. 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i "Aktionærportalen" på Selskabets hjemmeside, som vil være tilgængelig den 14. september 2020 ("Warrants") i overensstemmelse med vilkårene i den/de warrantaftale(r), hvor tegning af Warrants i henhold til dette bilag har fundet sted ("Warrantaftalen") og Selskabets vedtægter. Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær- portalen" at the website of the Company on 14 September 2020 (the "Warrants") in ac- cordance with the terms set forth in the war- rant agreement(s) whereby subscription for the Warrants in accordance with this exhibit has/have taken place (the "Warrant Agree- ment") and the Company's Articles of Asso- ciation. 22-4068-1 C2.25 P787

4 2.2 Tildeling af Warrants sker uden beregning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt 3 - 6 til den i punkt 7 fastsatte tegningskurs. Each Warrant entitles the Warrant Holder to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele- vant conditions as set forth in Clauses 3 - 6 and at the relevant subscription price as de- termined in Clause 7. 2.4 I forbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War- rants shall be kept. 2.5 Warrants vester løbende over en treårig periode efter datoen for tildeling af Warrants. Derved vester Warrants med 1/3 den 14. september 2021, 1/3 den 14. september 2022 og 1/3 den 14. september 2023. Datoen på hvilken Warrants vester refereres til som "Vesting Dato". Wa rrants shall vest gradually over the three - year period following the date of grant of Warrants with an annual vest of 1/3. Hence, Warrants vests with 1/3 on 14 September 2021, 1/3 on 14 September 2022 and 1/3 on 14 September 2023. The date on which War- rants vest is referred to as the "Vesting Date". 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Vestede Warrants (se punkt 2.5 ) kan udnyttes i perioden fra den respektive Vesting Dato og indtil (og med) den 13. september 2030 ("Udnyttelsesperioden") inden for de udnyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren. Vested Warrants (see Clause 2.5 ) may be exercised in the period from the respective Vesting Date and until (and including) 13 September 2030 ("Exercise Period") within the windows set forth in Clause 3.2. War- rants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder. 22-4068-1 C2.25 P788

5 3.2 Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. The Warrant Holder is entitled to exercise all or part of his or her Warrants. 4 Beløbsgrænse for hver tildeling 4 Value cap for each grant 4.1 Det maksimale afkast ved udnyttelse af hver Warrant-tildeling kan ikke overstige et beløb svarende til fem gange det årlige basisvederlag ("Værdiloft") for den enkelte Warrantindehaver. The gross return from the exercise of each grant of Warrants cannot exceed a value of more than five times the annual base salary (the “Value Cap”) of the individual Warrant Holder. 4.2 Det årlige basis vederlag beregnes s om den faste årlige grundløn, som udbetales af Selskabet eller et datterselskab til Selskabet ("Arbejdsgiveren") til Warrantindehaveren på tidspunktet for tildelingen, før enhver betaling eller fradrag af skat eller pensionsforpligtelser, men eksklusive tillæg, bonus eller enhver anden godtgørelse, som Arbejdsgiveren eller Selskabet måtte betale, herunder Warrants eller andre aktiebaserede incitamentsprogrammer. The annual base salary is calculated as the annual fixed salary payable by the Company or a subsidiary of the Company (the "Em- ployer") to the Warrant Holder at the time of grant, prior to any payment or deduction of any tax or pension obligations, but does not include benefits, bonuses or any other po- tential compensation payable by the Em- ployer or the Company, including Warrants or other share-based instruments. 4.3 Ved det maksimale afkast f orstås det sammenlagte og samlede afkast for hver Warrant-tildeling til rådighed for Warrantindehaveren gennem udnyttelse af Warrants i Udnyttelsesperioden. Det maksimale afkast beregnes som The gross return means the aggregated and total return of each Warrant grant, available to the Warrant Holder through the exercise of Warrants during the Exercise Period. The gross return is calculated as the difference between the amount equal to the total value 22-4068-1 C2.25 P789

6 differ encen mellem beløbet svarende til Warrants' samlede værdi ("Tegningsværdien") på tidspunktet, hvor der gives meddelelse om udnyttelse af Warrants, og den gennemsnitlige slutkurs på Selskabets aktier på Nasdaq Copenhagen i de fem dage før enhver udnyttelse af Warrants i en enkelt tildeling. of the Warrants (the "Subscription Amount") at the same time as giving notice of the ex- ercise of the Warrants and the average clos- ing price of the Company’s shares on Nasdaq Copenhagen for the five days prior to one or more exercises of Warrants in a single grant. 4.4 Hvis det samlede maksimale af kast, som defineret ovenfor i punkt 4.3, overstiger Værdiloftet, vil enhver tilbageværende Warrant ved den pågældende tildeling, som overstiger Værdiloftet, bortfalde uden kompensation. If the aggregated gross return, as defined in Clause Error! Reference source not found. above, exceeds the Value Cap, any remaining Warrants for the grant in question which exceeds the Value Cap, will lapse with- out compensation. 5 Ekstraordinær udnyttelse af Warrants 5 Extraordinary Exercise of the War- rants 5.1 Se bilag 8.1.A , som skal finde anvendelse med den modifikation at henvisningen deri til § 31-32 i værdipapirhandelsloven skal erstattes med en henvisning til § 44- 47 i kapitalmarkedsloven, og at henvisninger til NASDAQ OMX Copenhagen A/S skal erstattes med en henvisning til Nasdaq Copenhagen. See exhibit 8.1.A , which shall apply with the modification that the reference therein to Section 31-32 of the Danish Securities Trad- ing Act shall be replaced by a reference to Section 44-47 of the Danish Capital Markets Act, and that references therein to NASDAQ OMX Copenhagen A/S shall be replaced by a reference to Nasdaq Copenhagen. 6 Praktisk udnyttelse af Warrants 6 Practicalities in connection with Exercise of the Warrants 6.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 7 Tegningskurs for aktier ved udnyttelse af Warrants 7 Subscription Price for Shares in connection with the Exercise of Warrants 22-4068-1 C2.25 P790

7 7.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 216,80 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 216.80 (the "Subscription Price"). 7.2 Tegningskursen kan reguleres som anført i Warrantaftalen. The Subscription Price may be regulated as set out in the Warrant Agreement. 7.3 Uanset bestemmelserne i Warrantaftalen , kan Selskabet i tilfælde af, at Warrantindehaveren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant afregning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbagekøbe de pågældende Warrants fra Warrantindehaveren. Notwiths tanding anything set out in the War- rant Agreement, in the event that the War- rant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issu- ing shares in the Company to the Warrant Holder. Consequently, the Company will in such situation automatically buy back the relevant Warrants from the Warrant Holder. 7.4 Såfremt Selskabet beslutter at tilbagekøbe Warrants, skal Selskabet tilbagebetale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selskabet i forbindelse med afgivelsen af udnyttelsesmeddelelsen. Herudover skal Selskabet betale Warrantindehaveren et kontant beløb for hver Warrant, som udnyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehaverens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Tegningskursen ("Kontantbeløbet"). Kontantbeløbet betales efter fradrag af A- skat og andre lovpligtige beløb, der skal indeholdes af Selskabet. Efter betaling er If the Company decides to buy back War- rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver- age market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered trans- ferred back to the Company and the Warrant 22-4068-1 C2.25 P791

8 gennemført, skal de relevante Warrants betragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants. Holder shall consequently have no further rights with respect to such Warrants. 7.5 Såfremt Selskabet beslutter at tilbagekøbe Warrants og foretage kontant afregning i stedet for at udstede aktier i Selskabet, skal Selskabet underrette Warrantindehaveren herom inden 30 dage efter modtagelsen af udnyttelsesmeddelelsen. If the Company decides to buy back War- rants and make the settlement in cash in- stead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having re- ceived the exercise notice. 8 Regulering af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold 8 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 8.1 Se bilag 8.1.A , som skal finde anvendelse med den modifikation at henvisningen deri til vedtægternes punkt 8.1 skal erstattes med en henvisning til vedtægternes punkt 8.7. See exhibit 8.1.A , which shall apply with the modification that the reference therein to Clause 8.1 shall be replaced by a reference to Clause 8.7 of the Articles of Association. 9 Omsættelighed 9 Transferability 9.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 10 Vilkår for nye aktier udstedt ved udnyttelse af Warrants 10 Conditions for New Shares issued following Exercise of the Warrants 10.1 Se bilag 8.1.A , som skal finde anvendelse med den modifikation, at henvisningen deri til Erhvervs- og Selskabsstyrelsen skal erstattes med en henvisning til Erhvervsstyrelsen. See exhibit 8.1.A , which shall apply with the modification that the reference therein to the Danish Commerce and Companies Agency shall be replaced by a reference to the Dan- ish Business Authority. 22-4068-1 C2.25 P792

9 11 Kapitalforhøjelse ved udnyttelse af Warrants 11 Capital Increase in connection with the Exercise of the Warrants 11.1 Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den dertil hørende kapitalforhøjelse. In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the relating increase of capital. 11.2 Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 43.217 (op til 43.217 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 8. The maximum increase of capital that may be subscribed on basis of Warrants is nomi- nally DKK 43,217 (up to 43,217 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00). The maxi- mum amount may be increased or reduced in accordance with the provisions on adjust- ment set forth in Clause 8. 12 Omkostninger i forbindelse med udstedelse af aktier 12 Costs related to the Issue of Shares 12.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) . 13 Ophør af ansættelsesforholdet 13 Ce ssation o f Employment Status 13.1 Hvis Warrantindehaveren opsiger ansættelsesforholdet, der er indgået med Selskabet, hvis ansættelseskontrakten opsiges af Selskabet begrundet i Warrantindehaverens grove misligholdelse af ansættelsesforholdet, eller hvis Warrantindehaveren har givet anledning til at blive lovligt bortvist, bortfalder samtlige uudnyttede Warrants - uanset om de er vestede eller ej - straks og uden kompensation. If the Warrant Holder terminates the em- ployment with the Employer, if the employ- ment is terminated by the Employer due to the Warrant Holder's material breach of the employment relationship or if the Warrant Holder has been dismissed summarily in a legitimate way due to cause, all un-exercised warrants - whether the Warrants have vested or not - will lapse immediately with- out any compensation being payable. 22-4068-1 C2.25 P793

10 13.2 Hvis Selskabet opsiger ansættelsesforholdet, og opsigelsen ikke skyldes Warrantindehaverens væsentlige misligholdelse af ansættelsesforholdet eller lovlig bortvisning af Warrantindehaveren eller Warrantindehaverens død, kan Warrants, som er vestede (se punkt 2.5) på tidspunktet for levering af meddelelse om ophævelse, udnyttes senest inden for det førstkommende ordinære udnyttelsesvindue som falder senest 6 måneder efter Selskabets levering af meddelelse om ophævelse eller på den dato, hvor Warrantindehaveren dør. Warrants, der ikke udnyttet som beskrevet i dette punkt 13.2, bortfalder uden kompensation. Det præciseres, at Warrants, som ikke er vestede ved opsigelsesperiodens udløb, bortfalder uden kompensation til Warrantindehaveren. If the Employer terminates the employment and this is not due to the Warrant Holder's material breach of the employment relation- ship or to the Warrant Holder having been dismissed summarily in a legitimate way or if the Warrant Holder dies, Warrants that have vested (see Clause 2.5) on the date of termination of notice being served may be exercised at the latest in the ordinary exer- cise window falling no later than 6 months after the date of the termination notice being served by the Company or the date on which the Warrant Holder dies. Warrants not exer- cised as set out in this Clause 13.2 will lapse without any compensation being payable. For the avoidance of doubt, Warrants that are not vested on the date of the termination notice being served shall lapse without any compensation being payable to the Warrant Holder. 13.3 Hvis Warrantindehaveren opsiger ansættelsesforholdet, og opsigelsen skyldes grov misligholdelse fra Selskabets side, er Warrantindehaveren berettiget til at udnytte Warrants i henhold til betingelserne i Warrantaftalen, som om Warrantindehaveren stadig var ansat i Selskabet. If the Warrant Holder terminates the em- ployment and the termination is due to the material breach by the Employer, the War- rant Holder is entitled to exercise Warrants in accordance with the terms set out in the Warrant Agreement as if the Warrant Holder was still employed with the Company. 14 Insiderhandel 14 Insider Trading 14.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 15 Skattemæssige forhold 15 Tax Implications 22-4068-1 C2.25 P794

11 15.1 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from the Warrant Agreement, the Warrants issued or the shares acquired by the exercise of such War- rants, are the sole responsibility of the War- rant Holder and of no concern to the Com- pany. 15.2 Warrantindehaveren er blevet kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen. The Warrant Holder has been strongly en- couraged to seek tax advice in connection with entering into the Warrant Agreement. 16 Sprog 16 Language 16.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 22-4068-1 C2.25 P795

BILAG 8.7 .A TIL VEDTÆGTER FOR EXHIBIT 8. 7.A TO THE ARTICLES OF ASSOCIATION FOR ZEALAND PHARMA A/S ZEALAND PHARMA A/S 22-4068-1 C2.25 P796

2 INDHOLDSFORTEGNELSE/TABLE OF CONTENTS 1 FORMÅL ....................................................................................................... 3 1 PURPOSE ..................................................................................................... 3 2 TILDELING AF WARRANTS ............................................................................... 3 2 GRANT OF WARRANTS .................................................................................... 3 3 ALMINDELIG UDNYTTELSE AF WARRANTS .......................................................... 4 3 ORDINARY EXERCISE OF THE WARRANTS .......................................................... 4 4 EKSTRAORDINÆR UDNYTTELSE AF WARRANTS ................................................... 5 4 EXTRAORDINARY EXERCISE OF THE WARRANTS .................................................. 5 5 PRAKTISK UDNYTTELSE AF WARRANTS .............................................................. 5 5 PRACTICALITIES IN CONNECTION WITH EXERCISE OF THE WARRANTS ................... 5 6 TEGNINGSKURS FOR AKTIER VED UDNYTTELSE AF WARRANTS .............................. 5 6 SUBSCRIPTION PRICE FOR SHARES IN CONNECTION WITH THE EXERCISE OF WARRANTS .................................................................................................. 5 7 REGULERING AF VILKÅR FOR WARRANTS VED VISSE DEFINEREDE ÆNDRINGER I SELSKABETS KAPITALFORHOLD ....................................................................... 7 7 ADJUSTMENT OF THE CONDITIONS FOR WARRANTS IN CASE OF CERTAIN DEFINED CHANGES IN THE COMPANY'S CAPITAL STRUCTURE ............................................. 7 8 OMSÆTTELIGHED .......................................................................................... 7 8 TRANSFERABILITY ......................................................................................... 7 9 VILKÅR FOR NYE AKTIER UDSTEDT VED UDNYTTELSE AF WARRANTS ...................... 7 9 CONDITIONS FOR NEW SHARES ISSUED FOLLOWING EXERCISE OF THE WARRANTS ................................................................................................................. 7 10 KAPITALFORHØJELSE VED UDNYTTELSE AF WARRANTS ........................................ 7 10 CAPITAL INCREASE IN CONNECTION WITH THE EXERCISE OF THE WARRANTS ......... 7 11 OMKOSTNINGER I FORBINDELSE MED UDSTEDELSE AF AKTIER ............................. 8 11 COSTS RELATED TO THE ISSUE OF SHARES ....................................................... 8 12 OPHØR AF ANSÆTTELSESFORHOLDET ............................................................... 8 12 CESSATION OF EMPLOYMENT STATUS ............................................................... 8 13 INSIDERHANDEL ........................................................................................... 9 13 INSIDER TRADING ......................................................................................... 9 14 SKATTEMÆSSIGE FORHOLD ............................................................................ 9 14 TAX IMPLICATIONS ........................................................................................ 9 15 SPROG ...................................................................................................... 10 15 LANGUAGE ................................................................................................. 10 22-4068-1 C2.25 P797

3 1 Formål 1 Purpose 1.1 På bestyrelsesmødet i Zealand Pharma A/S ("Selskabet") den 14. september 2020 blev der i overensstemmelse med vedtægternes punkt 8.7 vedtaget følgende nye bestemmelser vedrørende udstedelse af warrants til visse af Selskabets medarbejdere ("Warrantindehaver") ("Warrants"). At the board meeting held in Zealand P harma A/S (the "Company") on 14 September 2020, the following new provisions were adopted in accordance with Article 8.7 of the Articles of Association concerning the issuing of warrants to certain employees of the Com- pany (the "Warrant Holder") ("Warrants"). 1.2 Bestyrelsen har besluttet at udstede op til 20.000 warrants i Selskabet til tegning af op til 20.000 aktier til kr. 1,00 (nominelt kr. 20.000 ) i henhold til vedtægternes punkt 8.7. The Board of Directors ha s decided to issue up to 20,000 Warrants in the Company for the subscription of up to 20,000 shares of DKK 1.00 (nominally DKK 20,000 ) according to Ar- ticle 8.7 of the Articles of Association. 1.3 Warrants berettiger Warrantindehaveren til at tegne aktier på de i bilag 8.1.A, som modificeret ved bilag 8.1.C til Selskabets vedtægter anførte vilkår og dette bilag 8.4.u som nærmere angivet i det følgende. The Warrants entitle the Warrant Holder to subscribe for shares on the terms and condi- tions stipulated in exhibit 8.1.A, as amended by exhibit 8.1.C of the Articles of Association of the Company and this exhibit 8.4.u as set out in the following. 2 Tildeling af Warrants 2 Grant of Warrants 2.1 Hver Warrantindehaver har fået tildelt det antal warrants i Selskabet, som er anført i Selskabets meddelelse til Warrantindehaveren i "Aktionærportalen" på Selskabets hjemmeside, som vil være tilgængelig den 14. september 2020 ("Warrants") i overensstemmelse med vilkårene i den/de warrantaftale(r), hvor tegning af Warrants i henhold til dette bilag har fundet sted ("Warrantaftalen") og Selskabets vedtægter. Each Warrant Holder has been granted such number of warrants in the Company as set out in the message from the Company to the Warrant Holder made available at "Aktionær- portalen" at the website of the Company on 14 September 2020 (the "Warrants") in ac- cordance with the terms set forth in the war- rant agreement(s) whereby subscription for the Warrants in accordance with this exhibit has/have taken place (the "Warrant Agree- ment") and the Company's Articles of Asso- ciation. 22-4068-1 C2.25 P798

4 2.2 Tildeling af Warrants sker uden beregning. The Warrants are granted free of charge. 2.3 Hver Warrant berettiger Warrantindehaveren til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet i henhold til de relevante bestemmelser anført i punkt 3 - 5 til den i punkt 6 fastsatte tegningskurs. Each Warrant entitles the Warrant H older to subscribe for 1 share of nominal value DKK 1.00 in the Company pursuant to the rele- vant conditions as set forth in Clauses 3 - 5 and at the relevant subscription price as de- termined in Clause 6. 2.4 I f orbindelse med Selskabets aktiebog skal der føres en fortegnelse over samtlige udstedte Warrants. In connection with the Company's register of shareholders, a register of all issued War- rants shall be kept. 2.5 Warrants vester løbende over en treårig periode efter datoen for tildeling af Warrants. Derved vester Warrants med 1/3 den 14. september 2021, 1/3 den 14. september 2022 og 1/3 den 14. september 2023. Datoen på hvilken Warrants vester refereres til som "Vesting Dato". Warrants shall vest gradually over the three - year period following the date of grant of Warrants with an annual vest of 1/3. Hence, Warrants vests with 1/3 on 14 September 2021, 1/3 on 14 September 2022 and 1/3 on 14 September 2023. The date on which War- rants vest is referred to as the "Vesting Date". 3 Almindelig udnyttelse af Warrants 3 Ordinary Exercise of the Warrants 3.1 Vestede Warrants (se punkt 2.5 ) kan udnyttes i perioden fra den respektive Vesting Dato og indtil (og med) den 13. september 2030 ("Udnyttelsesperioden") inden for de udnyttelsesvinduer, der er anført i punkt 3.2. Warrants, der ikke er blevet udnyttet på eller inden den sidste dag i Udnyttelsesperioden, bortfalder automatisk og bliver ugyldige uden yderligere varsel og/eller kompensation til Warrantindehaveren. Vested Warrants (see Clause 2.5 ) may be exercised in the period from the respective Vesting Date and until (and including) 13 September 2030 ("Exercise Period") within the windows set forth in Clause 3.2. War- rants which have not been exercised on or before the last day of the Exercise Period will automatically lapse and become void without any further notice and/or compensation to the Warrant Holder. 22-4068-1 C2.25 P799

5 3.2 Inden for Udnyttelsesperioden kan Warrants udnyttes fire gange om året i et 4 ugers udnyttelses-vindue, der begynder på tidspunktet for offentliggørelse af enten Selskabets årsregnskab eller perioderegnskab (henholdsvis 3, 6 eller 9 måneder). Within the Exercise Period, the Warrants may be exercised four times a year during a 4-week window starting from the time of publication of either the Company's annual report or quarterly or semi-annual reports (respectively 3, 6 and 9 months). 3.3 Warrantindehaveren er berettiget til at udnytte alle eller en del af sine Warrants. The Warrant Holder is entitled to exercise all or part of his or her Warrants. 4 Ekstraordinær udnyttelse af Warrants 4 Extraordinary Exercise of the War- rants 4.1 Se bilag 8.1.A , som skal finde anvendelse med den modifikation at henvisningen deri til § 31-32 i værdipapirhandelsloven skal erstattes med en henvisning til § 44- 47 i kapitalmarkedsloven, og at henvisninger til NASDAQ OMX Copenhagen A/S skal erstattes med en henvisning til Nasdaq Copenhagen. See exhibit 8.1.A , which shall apply with the modification that the reference therein to Section 31-32 of the Danish Securities Trad- ing Act shall be replaced by a reference to Section 44-47 of the Danish Capital Markets Act, and that references therein to NASDAQ OMX Copenhagen A/S shall be replaced by a reference to Nasdaq Copenhagen. 5 Praktisk udnyttelse af Warrants 5 Practicalities in connection with Exercise of the Warrants 5.1 Se bilag 8.1.C (ingen ændringer). See exhibit 8.1.C (no changes). 6 Tegningskurs for aktier ved udnyttelse af Warrants 6 Subscription Price for Shares in connection with the Exercise of Warrants 6.1 Hver Warrant giver Warrantindehaveren ret til at tegne 1 aktie à nominelt kr. 1,00 i Selskabet til en tegningspris på kr. 216,80 ("Tegningskursen"). Each Warrant entitles the Warrant Holder to subscribe for 1 share in the Company of a nominal value of DKK 1.00 at a subscription price of DKK 216.80 (the "Subscription Price"). 6.2 Tegningskursen kan reguleres som anført The Subscription Price may be regulated as 22-4068-1 C2.25 P800

6 i Warrantaftalen . set out in the Warrant Agreement. 6.3 Uanset bestemmelserne i Warrantaftalen , kan Selskabet i tilfælde af, at Warrantindehaveren ønsker at udnytte Warrants, efter eget skøn beslutte at foretage kontant afregning i stedet for at udstede aktier i Selskabet til Warrantindehaveren. I så fald skal Selskabet automatisk tilbagekøbe de pågældende Warrants fra Warrantindehaveren. Notwiths tanding anything set out in the War- rant Agreement, in the event that the War- rant Holder gives notice that the Warrant Holder wishes to exercise Warrants, the Company may at its sole discretion decide to make the settlement in cash instead of issu- ing shares in the Company to the Warrant Holder. Consequently, the Company will in such situation automatically buy back the relevant Warrants from the Warrant Holder. 6.4 Såfremt Selskabet beslutter at tilbagekøbe Warrants, skal Selskabet tilbagebetale det relevante tegningsbeløb, som Warrantindehaveren har betalt til Selskabet i forbindelse med afgivelsen af udnyttelsesmeddelelsen. Herudover skal Selskabet betale Warrantindehaveren et kontant beløb for hver Warrant, som udnyttes af Warrantindehaveren, svarende til den gennemsnitlige markedskurs per aktie på tidspunktet for Warrantindehaverens afgivelse af udnyttelsesmeddelelsen med fradrag af et beløb svarende til Tegningskursen ("Kontantbeløbet"). Kontantbeløbet betales efter fradrag af A- skat og andre lovpligtige beløb, der skal indeholdes af Selskabet. Efter betaling er gennemført, skal de relevante Warrants betragtes som værende overdraget tilbage til Selskabet, og Warrantindehaveren har således ingen rettigheder vedrørende med disse Warrants. If the Company decides to buy back War- rants, the Company shall repay the relevant subscription amount paid to the Company by the Warrant Holder in connection with the delivery of the exercise notice. Further, the Company shall pay to the Warrant Holder a cash amount for each Warrant exercised by the Warrant Holder equivalent to the aver- age market price per Share on the date on which the exercise notice has been served by the Warrant Holder deducted an amount equivalent to the Subscription Price (the "Cash Amount"). The Cash Amount shall be paid after deduction of income tax ("A-tax") and other statutory amounts to be withheld by the Company. Upon such payment the relevant Warrants shall be considered trans- ferred back to the Company and the Warrant Holder shall consequently have no further rights with respect to such Warrants. 22-4068-1 C2.25 P801

7 6.5 Såfremt Selskabet beslutter at tilbagekøbe Warrants og foretage kontant afregning i stedet for at udstede aktier i Selskabet, skal Selskabet underrette Warrantindehaveren herom inden 30 dage efter modtagelsen af udnyttelsesmeddelelsen. If the Company decides to buy back War- rants and make the settlement in cash in- stead of delivering shares in the Company, the Company must inform the Warrant Holder hereof within 30 days after having re- ceived the exercise notice. 7 Reguleri ng af vilkår for Warrants ved visse definerede ændringer i Selskabets kapitalforhold 7 Adjustment of the Conditions for Warrants in case of certain defined Changes in the Company's Capital Structure 7.1 Se bilag 8.1.A , som skal finde anvendelse med den modifikation at henvisningen deri til vedtægternes punkt 8.1 skal erstattes med en henvisning til vedtægternes punkt 8.7. See exhibit 8.1.A , which shall apply with the modification that the reference therein to Clause 8.1 shall be replaced by a reference to Clause 8.7 of the Articles of Association. 8 Omsættelighed 8 Transferability 8.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 9 Vilkår for nye aktier udstedt ved udnyttelse af Warrants 9 Conditions for New Shares issued following Exercise of the Warrants 9.1 Se bilag 8.1.A , som skal finde anvendelse med den modifikation, at henvisningen deri til Erhvervs- og Selskabsstyrelsen skal erstattes med en henvisning til Erhvervsstyrelsen. See exhibit 8.1.A , which shall apply with the modification that the reference therein to the Danish Commerce and Companies Agency shall be replaced by a reference to the Dan- ish Business Authority. 10 Kapitalforhøjelse ved udnyttelse af Warrants 10 Capital Increase in connecti on with the Exercise of the Warrants 10.1 Såfremt Warrantindehaveren giver rettidig meddelelse om udnyttelse af Warrants, skal Selskabet gennemføre den In the event that the Warrant Holder gives notification on time of the exercise of the Warrants, the Company shall carry out the 22-4068-1 C2.25 P802

8 dertil hørende kapitalforhøjelse. relating increase of capital. 10.2 Størstebeløbet af den kapital, der kan tegnes på grundlag af Warrants er nominelt kr. 20.000 (op til 20.000 aktier à kr. 1,00) og mindstebeløbet er kr. 1,00 (1 aktie à kr. 1,00) Størstebeløbet kan forøges eller reduceres i henhold til bestemmelserne om regulering i punkt 7. The maximum increase of capital that may be subscribed on basis of Warrants is nomi- nally DKK 20,000 (up to 20,000 shares at DKK 1.00 each) and the minimum amount is DKK 1.00 (1 share at DKK 1.00). The maxi- mum amount may be increased or reduced in accordance with the provisions on adjust- ment set forth in Clause 7. 11 Omkostninger i forbindelse med udstedelse af aktier 11 Costs related to the Issue of Shares 11.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes) . 12 Ophør af ansættelsesforholdet 12 Ce ssation o f Employment Status 12.1 Hvis Warrantindehaveren opsiger ansættelsesforholdet, der er indgået med Selskabet, hvis ansættelseskontrakten opsiges af Selskabet begrundet i Warrantindehaverens grove misligholdelse af ansættelsesforholdet, eller hvis Warrantindehaveren har givet anledning til at blive lovligt bortvist, bortfalder samtlige uudnyttede Warrants - uanset om de er vestede eller ej - straks og uden kompensation. If the Warrant Holder terminates the em- ployment with the Employer, if the employ- ment is terminated by the Employer due to the Warrant Holder's material breach of the employment relationship or if the Warrant Holder has been dismissed summarily in a legitimate way due to cause, all un-exercised warrants - whether the Warrants have vested or not - will lapse immediately with- out any compensation being payable. 12.2 Hvis Selskabet opsiger ansættelsesforholdet, og opsigelsen ikke skyldes Warrantindehaverens væsentlige misligholdelse af ansættelsesforholdet eller lovlig bortvisning af Warrantindehaveren eller Warrantindehaverens død, kan Warrants, som er vestede (se punkt 2.5) på If the Employer terminates the employment and this is not due to the Warrant Holder's material breach of the employment relation- ship or to the Warrant Holder having been dismissed summarily in a legitimate way or if the Warrant Holder dies, Warrants that have vested (see Clause 2.5) on the date of termination of notice being served may be 22-4068-1 C2.25 P803

9 tidspunktet for levering af meddelelse om ophævelse, udnyttes senest inden for det førstkommende ordinære udnyttelsesvindue som falder senest 6 måneder efter Selskabets levering af meddelelse om ophævelse eller på den dato, hvor Warrantindehaveren dør. Warrants, der ikke udnyttet som beskrevet i dette punkt 12.2, bortfalder uden kompensation. Det præciseres, at Warrants, som ikke er vestede ved opsigelsesperiodens udløb, bortfalder uden kompensation til Warrantindehaveren. exercised at the latest in the ordinary exer- cise window falling no later than 6 months after the date of the termination notice being served by the Company or the date on which the Warrant Holder dies. Warrants not exer- cised as set out in this Clause 12.2 will lapse without any compensation being payable. For the avoidance of doubt, Warrants that are not vested on the date of the termination notice being served shall lapse without any compensation being payable to the Warrant Holder. 12.3 Hvis Warrantindehaveren opsiger ansættelsesforholdet, og opsigelsen skyldes grov misligholdelse fra Selskabets side, er Warrantindehaveren berettiget til at udnytte Warrants i henhold til betingelserne i Warrantaftalen, som om Warrantindehaveren stadig var ansat i Selskabet. If the Warrant Holder terminates the em- ployment and the termination is due to the material breach by the Employer, the War- rant Holder is entitled to exercise Warrants in accordance with the terms set out in the Warrant Agreement as if the Warrant Holder was still employed with the Company. 13 Insiderhand el 13 Insider Trading 13.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 14 Skattemæssige forhold 14 Tax Implications 14.1 Samtlige skattemæssige forpligtelser og konsekvenser for Warrantindehaverensom følge af Warrantaftalen, de udstedte Warrants eller de erhvervede aktier gennem udnyttelse af disse Warrants er alene Warrantindehaverens ansvar og er Selskabet uvedkommende. All tax obligations and consequences to the Warrant Holder resulting from the Warrant Agreement, the Warrants issued or the shares acquired by the exercise of such War- rants, are the sole responsibility of the War- rant Holder and of no concern to the Com- pany. 22-4068-1 C2.25 P804

10 14.2 Warrantindehaveren er blevet kraftigt opfordret til at søge skattemæssig rådgivning i forbindelse med indgåelsen af Warrantaftalen. The Warrant Holder has been strongly en- couraged to seek tax advice in connection with entering into the Warrant Agreement. 15 Sprog 15 Language 15.1 Se bilag 8.1.A (ingen ændringer). See exhibit 8.1.A (no changes). 22-4068-1 C2.25 P805